                                    AMERICAN
                              AADVANTAGE FUNDS(R)

                                  ANNUAL REPORT
                                OCTOBER 31, 2001


                        [AMERICAN AADVANTAGE FUNDS LOGO]


                                                                    EQUITY FUNDS


                                                                   Balanced Fund

                                                            Large Cap Value Fund

                                                           Large Cap Growth Fund

                                                            Small Cap Value Fund

                                                       International Equity Fund

                                                           Emerging Markets Fund


                                                                      BOND FUNDS


                                                            High Yield Bond Fund

                                                          Intermediate Bond Fund

                                                            Short-Term Bond Fund




                           MANAGED BY AMR INVESTMENTS

                                 [AA EAGLE]

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.
Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.
AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.
Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as

its fixed income investments.

                                                Contents
                                                ------------------------------------------------
                                                President's Message.........................   1
                                                Market and Performance Overviews............   3
                                                American AAdvantage Schedules of Investments
                                                   Large Cap Growth Fund....................  27
                                                   High Yield Bond Fund.....................  32
                                                AMR Investment Services Trust Schedules of
                                                   Investments
                                                   Balanced Portfolio.......................  68
                                                   Large Cap Value Portfolio................  75
                                                   Small Cap Value Portfolio................  79
                                                   International Equity Portfolio...........  85
                                                   Emerging Markets Portfolio...............  89
                                                   Intermediate Bond Portfolio..............  94
                                                   Short-Term Bond Portfolio................  98
                                                Additional Information................Back Cover

American AAdvantage Funds                                       October 31, 2001

[BILL QUINN PICTURE]

                                                      DEAR FELLOW SHAREHOLDERS:

                                                      We are pleased to present
                                                      you with the 2001 Annual
                                                      Report for the American
                                                      AAdvantage Funds. This
                                                      fiscal year, which ended
                                                      October 31, has been a
                                                      difficult one for everyone
                                                      in our country. As members
                                                      of the American Airlines
                                                      family, the employees of
                                                      AMR Investments were
                                                      personally touched and
                                                      affected by the tragic,
                                                      terrorist attacks waged
                                                      against our nation on
                                                      September 11, 2001. As we
                                                      move forward, as we must,
                                                      we will always remember
                                                      all of those who lost
                                                      their lives on that
                                                      terrible day.

                                                          From an investor's
perspective, fiscal 2001 also was a very difficult year. Almost every stock index was down, as evidenced by declines of 15.9% in the Dow Jones Industrial Average, 24.9% in the S&P 500, and 49.2% in the NASDAQ Composite. These declines reflected that the United States entered its first recession in ten years and that stock valuations remained high by historical standards. Mitigating this to some degree was the Federal Reserve's aggressive posture in lowering interest rates, which resulted in bonds posting positive returns. Against this backdrop, we were pleased that all of our funds that utilize a value approach towards stocks outperformed their respective Lipper benchmarks. Our active management of bonds allowed our three bond funds to also exceed their respective peer groups.

    We believe the experience of 2001 reinforces some of our long held investment values. A focus on solid earnings, strong balance sheets, and good management teams with business plans really do matter. We believe these principles help produce consistent, long-term investment results while managing losses in down markets. These investment principles are used by all the active sub-advisers to the American AAdvantage Funds' stock funds.

    As we look towards the future, we believe there is still some tough sledding ahead of us as unemployment rates will likely increase through the first half of 2002. As a result, consumer confidence and spending will likely be adversely affected. However, low interest rates and the underlying strengths of the U.S. economy should lead to better times later next year. Thus, we believe investors should stay focused on sound investment principles and long-term allocations that will help all of us reach our investment goals.

    We value the trust you have placed in the American AAdvantage Funds. I would like to emphasize that we are committed to do everything possible to continue to earn this trust by positioning the Funds to achieve their long-term investment objectives in a sound and prudent manner.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

                              AMERICAN EAGLE LOGO

DOMESTIC EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

The fiscal year ended October 31, 2001 was difficult for stock investors with the S&P 500 declining 24.9%, the Dow down 15.9% and smaller stocks in the Russell 2000 down 12.7%. It also continued its trend of rotation away from technology and "New Economy" stocks, as investors questioned the high valuations and optimistic growth estimates for these stocks causing market sentiment to shift dramatically during the period in favor of defensive and value oriented stocks. There was a marked increase in earnings disappointments in the technology and telecommunications sectors. The overall investment climate was also negatively impacted by falling consumer confidence and lower personal spending, as a consequence of rising unemployment, declining equity prices and rising energy/fuel costs. The sell-off in technology and telecom stocks accelerated during the fiscal period as a combination of the collapse of several "dot.com" companies, slowing demand and rising competition resulted in lowered earnings and revenue projections. Value stocks were the biggest beneficiaries of the rotation away from the technology and momentum style of investing and outperformed growth convincingly across the capitalization spectrum.

     The broad U.S. equity markets began the fiscal period in the month of November in negative territory, but started off 2001 on an upbeat note as most of the major indices finished January with positive numbers. Toward the end of January, however, earnings reports were softening while consumer confidence weakened further. Despite two Fed rate cuts in January and a third cut in March to stimulate the economy, the broad market registered further declines as equities could not overcome the damage caused by earnings misses.

     Pronounced roller-coaster rides were the theme for the second calendar quarter, partly attributable to profit and revenue optimism, followed by general downward revisions of earnings forecasts, especially in the technology sector. Layoffs by several large financial institutions generated uncertainty across other sectors of the market. The Federal Reserve cut interest rates again, by 0.50%, in both April and May. These interest rate cuts and a surge in the oil sector were instrumental in giving the markets a jump start. However, enthusiasm was dampened by the end of May with a relapse of earnings concerns led by Sun Microsystems' profit warnings.

     The Fed rate cut in June, by 0.25%, was less than anticipated and ultimately not as effective as planned. The GE-Honeywell merger and profit/earnings concerns pulled the markets into negative territory for the month of June, but positive news for Microsoft helped soften the impact. The technology sector bounced back during the second calendar quarter, sharing the spotlight with the industrials sector. During this time period, utilities and energy were two of the poorer performing sectors. This was partly due to the electric utility crisis on the West Coast, political and environmental issues related to energy exploration in Alaska and rising oil prices.

     The third calendar quarter saw the equity markets deteriorate from bad to worse, with downward earnings revisions, profit warnings and layoffs. Early in the quarter, it appeared as if the weak economy had bottomed out. In August, the Fed cut interest rates for the seventh time this year, by 0.25%, but the markets did not respond. The devastating attacks on September 11th closed equity trading for four business days, reopening to a Fed cut of 0.50%, which sought to provide additional liquidity to the markets. The Fed's stimulus was lost in the emotion of the tragic event and failed to stem a steep sell-off. In the first week of trading, the S&P 500 dropped 18.7%, while the DJIA was off 14.3%, its worst weekly decline since the Great Depression. The NASDAQ and NYSE hit new trading volume highs that same week. The following week, however, equity markets rebounded as investors took advantage of beaten down stocks and low valuations.

     Recent trends between growth and value show a back and forth struggle for dominance and narrowing spreads between the two. Yet, for the twelve month period ended October 31, 2001, the spread between growth and value (as measured by the Russell 1000 Growth and Russell 1000 Value Indices) yielded a 28.1% difference in favor of value.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM)
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class annualized total return for the twelve months ended October 31, 2001 was 4.1%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                       INSTITUTIONAL   LIPPER BALANCED   S&P 500 INDEX   S&P 500/BARRA   LEHMAN GOV./CREDIT   BALANCED
                           CLASS            INDEX                         VALUE INDEX          INDEX          COMPOSITE
                                                                                                                INDEX
10/91                    10,000.00        10,000.00        10,000.00       10,000.00         10,000.00        10,000.00
10/92                    10,875.00        10,896.00        10,994.00       10,829.00         11,051.00        10,933.00
10/93                    12,962.00        12,649.00        12,630.00       13,446.00         12,560.00        13,107.00
10/94                    12,952.00        12,572.00        13,125.00       13,740.00         11,978.00        13,036.00
10/95                    15,463.00        14,783.00        16,586.00       16,902.00         13,913.00        15,684.00
10/96                    18,808.00        16,927.00        20,577.00       21,062.00         14,663.00        18,296.00
10/97                    21,617.00        20,355.00        27,192.00       27,317.00         15,955.00        22,165.00
10/98                    23,571.00        22,545.00        33,177.00       30,524.00         17,593.00        24,805.00
10/99                    23,696.00        25,379.00        41,707.00       36,327.00         17,477.00        27,524.00
10/00                    24,912.00        27,386.00        44,247.00       39,844.00         18,720.00        29,984.00
10/01                    25,925.00        24,990.00        33,229.00       32,504.00         21,588.00        28,233.00

                           ANNUALIZED TOTAL RETURNS
                         -----------------------------   VALUE OF
                            PERIODS ENDED 10/31/01        $10,000
                         -----------------------------   10/31/91-
                          1 YEAR    5 YEARS   10 YEARS   10/31/01
                         --------   -------   --------   ---------
Institutional
 Class(1)..............      4.07%   7.56%     10.00%     $25,925
PlanAhead Class(1,2)...      3.84%   7.28%      9.77%     $25,402
AMR Class(1,2).........      4.38%   7.85%     10.21%     $26,435
Lipper Balanced Index..     (8.75)%  8.10%      9.59%     $24,990
S&P 500 Index..........    (24.90)% 10.04%     12.76%     $33,229
S&P 500/Barra Value
 Index.................    (18.42)%  9.07%     12.51%     $32,504
Lehman Gov./Credit
 Index.................     15.32%   8.04%      8.00%     $21,588
Balanced Composite
 Index*................     (5.84)%  9.06%     10.94%     $28,234

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/91 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/91. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/91.

*   60% S&P 500 Barra Value, 40% Lehman Gov't. Credit Index

     We are very pleased with the Fund's relative performance in spite of difficult market conditions during the fiscal year. The Fund significantly outperformed most markets, including the 60/40 Barra Value/LB Gov/Credit Index benchmark return of - 5.8% and the Lipper Balanced Index return of -8.8%.

     During the early months of the fiscal year, technology and growth stocks continued their rapid retreat from the unsustainable, inflated valuations of the early part of 2000. Despite nine interest rate cuts in the ensuing months, the seemingly endless stream of corporate profit warnings captured the markets' focus. In the second calendar quarter, investors generally chose to look beyond the possibility of recession and bid stocks solidly higher in April and May. The declines of July and August in U.S. financial markets were exacerbated by the tragic events that occurred on September 11th. The equity markets ended the fiscal year with a rally, although the final month's improvements did little to negate the substantial losses that had accumulated during the period.

     The Fund added value relative to the S&P 500/ Barra Value Index in all ten sectors during a period where seven out of ten sectors within the Index posted negative returns. The holdings with the most positive impact on the Fund's performance included CIT Group (up 126.2%), Phillip Morris (up 33.8%) and Occidental Petroleum (up 32.4%).

     The Fund's strong stock selection and underweighting within the information technology sector contributed almost 5% in outperformance relative to the Barra Value Index. In this sector, the Fund steered clear of Nortel Networks (down 81.8%), JDS Uniphase (down 80.8%) and Texas Instruments (down 40.8%). Positive stock choices within this sector included Ikon Office Solutions (up 207.4%) and Electronics for Imaging (90.3%).

     As most equities felt negative pressure from the slowing economy, the fixed income segment of the Fund served as a defensive investment, returning 15.5% for the fiscal year, slightly ahead of the Lehman Brothers Gov/Credit Index return of 15.3%. The Fund outperformed in each of the 11 sectors of the Index, with agencies and Treasuries adding almost 1.0% in relative performance.

     Market volatility is likely to continue. Concerns over slowing earnings growth and high valuations of some stocks will continue to pressure the market. The Fund's investment advisors remain focused on long-term value, seeking to take advantage of favorable opportunities within the current environment.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS AS OF OCTOBER 31, 2001

                                               % OF EQUITIES
                                               -------------
Philip Morris Companies, Incorporated               3.2%
Bank of America Corporation                         2.4%
Allstate Corporation                                2.2%
Verizon Communications, Incorporated                2.0%
CitiGroup, Incorporated                             2.0%
Occidental Petroleum Corporation                    1.9%
J P Morgan Chase & Company                          1.8%
Entergy Corporation                                 1.7%
International Business Machines Corporation         1.6%
American Electric Power Company, Incorporated       1.5%
                                                  ------
        Total                                      20.3%
Top Ten Equity Holdings as % of Total Net
  Assets                                          11.23%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                                   S&P 500/
           EQUITY:                 FUND           BARRA VALUE
           -------             ------------      -------------
Price/Earnings Ratio                   17.3               22.2
Price/Book Ratio                        2.6                2.6
Wtd. Avg. Mkt. Cap ($)         37.8 Billion       70.0 Billion

                                                   LEHMAN
         FIXED INCOME:             FUND          GOV./CRED.
         -------------           --------        ----------
Avg. Credit Quality                Aa2              Aa1
Wtd. Avg. Duration               5.2 yrs.         5.6 yrs.

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       24.7%          30.7%
Consumer Discretionary           12.7%          14.0%
Industrials                      11.7%           8.0%
Utilities                         9.4%           7.3%
Energy                            9.2%          14.3%
Materials                         8.6%           5.4%
Consumer Staples                  6.3%           1.8%
Information Technology            6.1%           7.8%
Telecommunication Services        6.0%           8.7%
Health Care                       5.3%           2.0%

BOND SECTOR VS. LB GOV/CORP INDEX

                                                 LB GOV/
                                    FUND       CREDIT INDEX
                                    -----      ------------
Corporates                          50.9%         43.8%
Mortgage Backed                     22.3%          0.0%
U.S. Treasury                       13.6%         38.4%
Agency                              10.6%         17.8%
Asset Backed                         2.6%          0.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned -2.2% for the twelve months ended October 31, 2001.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                          INSTITUTIONAL            LIPPER MULTI-CAP            S&P 500         BARRA VALUE
                              CLASS                  VALUE INDEX                INDEX             INDEX
10/91                      10,000.00                  10,000.00              10,000.00         10,000.00
10/92                      11,000.00                  11,014.00              10,994.00         10,829.00
10/93                      13,363.00                  13,200.00              12,629.00         13,446.00
10/94                      13,812.00                  13,700.00              13,125.00         13,739.00
10/95                      16,670.00                  16,454.00              16,586.00         16,902.00
10/96                      20,566.00                  19,835.00              20,576.00         21,062.00
10/97                      26,335.00                  25,641.00              27,192.00         27,317.00
10/98                      27,989.00                  26,875.00              33,177.00         30,524.00
10/99                      28,471.00                  29,532.00              41,706.00         36,327.00
10/00                      29,840.00                  32,444.00              44,246.00         39,843.00
10/01                      29,181.00                  30,391.00              33,229.00         32,504.00

                          ANNUALIZED TOTAL RETURNS
                       ------------------------------   VALUE OF
                           PERIODS ENDED 10/31/01        $10,000
                       ------------------------------   10/31/91-
                        1 YEAR     5 YEARS   10 YEARS   10/31/01
                       --------    -------   --------   ---------
Institutional
  Class(1)...........   (2.21)%     7.25%     11.30%     $29,181
PlanAhead
  Class(1,2).........   (2.47)%     6.94%     11.04%     $28,498
AMR Class(1,2).......   (1.98)%     7.52%     11.51%     $29,728
Lipper Multi-Cap
  Value Index........   (6.33)%     8.91%     11.76%     $30,391
S&P 500 Index........  (24.90)%    10.04%     12.76%     $33,229
S&P 500/Barra Value
  Index..............  (18.42)%     9.07%     12.51%     $32,504

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/91 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 10/31/91. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/91.

     The Fund performed relatively well, in spite of the difficulties of a slowing world economy and terrorist attacks that occurred during the latter part of the fiscal year. The Fund was significantly impacted following the attacks in September, giving back all of its gains from previous months in the period. However, the Fund significantly outperformed the S&P 500/Barra Value Index return of -18.4% and the Lipper Multi Cap Value Index return of -6.3% for the twelve-month period.

     The Fund's outperformance of its benchmark and peer fund index was driven by both strong stock selection and good sector allocation. Within the S&P 500/Barra Value Index, information technology suffered the most, with a 59.0% overall decline for the twelve-month period. The Fund's underweighted position and positive stock selection in this sector combined to produce nearly 4.6% in relative outperformance versus the S&P 500/Barra Value Index. Some key stocks the Fund avoided because of our valuation disciplines were Nortel Networks (down 81.8%) and JDS Uniphase (down 80.8%). Active stock choices within this sector included Ikon Office Solutions (up 207.4%) and Electronics for Imaging (up 90.3%). The industrials sector was the Fund's second largest weighting at 14.0%. This sector had a positive impact on the Fund's relative performance both through overweighting and stock selection. Within this sector, ITT (up 49.9%), CSX Corp. (up 37.4%), and Waste Management (up 22.5%) contributed significantly to the Fund's relative returns.

     Overall, the shift towards value that occurred during the fiscal year benefited the Fund, yet the continued market volatility left investors feeling a bit more cautious. In the wake of the September 11th attacks, the Fund was presented with some unique buying opportunities, and we believe it is well positioned going into the next fiscal year.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Philip Morris Companies, Incorporated                   2.8%
Allstate Corporation                                    2.1%
Bank of America Corporation                             2.0%
Verizon Communications, Incorporated                    1.7%
International Business Machines Corporation             1.7%
Occidental Petroleum Corporation                        1.6%
CitiGroup, Incorporated                                 1.6%
J P Morgan Chase & Company                              1.5%
American Electric Power Company, Incorporated           1.5%
Conoco, Incorporated                                    1.4%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                            FUND        S&P 500/BARRA VALUE
                        ------------    -------------------
Price/Earnings Ratio            17.6               22.2
Price/Book Ratio                 2.7                2.6
Wtd. Avg. Mkt. Cap ($)  37.3 Billion       70.0 Billion

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       24.5%          30.7%
Industrials                      12.0%           8.0%
Consumer Discretionary           12.0%          14.0%
Utilities                         9.4%           7.3%
Energy                            8.9%          14.3%
Materials                         8.1%           5.4%
Information Technology            7.0%           7.8%
Consumer Staples                  6.5%           1.8%
Telecommunication Services        5.9%           8.7%
Health Care                       5.7%           2.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned -40.6% for the twelve months ended October 31, 2001, compared to the Russell 1000 Growth Index return of -40.0% and the Lipper Large Cap Growth Index return of -40.3%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/01

                       INSTITUTIONAL   RUSSELL 1000   LIPPER LARGE
                           CLASS       GROWTH INDEX    CAP GROWTH
                                                         INDEX
7/00                     10,000.00      10,000.00      10,000.00
10/00                     9,540.00       9,407.00       9,505.00
10/01                     5,665.00       5,649.00       5,678.00

*   Inception of Large Cap Growth Fund

                          ANNUALIZED TOTAL RETURNS
                         ---------------------------   VALUE OF
                           PERIODS ENDED 10/31/01       $10,000
                         ---------------------------   7/31/00-
                          1 YR.       SINCE INCEP.     10/31/01
                         --------   ----------------   ---------
Institutional
  Class(1).............  (40.62)%       (36.53)%        $5,665
AMR Class(1)...........  (40.51)%       (36.38)%        $5,681
Lipper Large-Cap Growth
  Index................  (40.26)%       (36.42)%        $5,678
Russell 1000 Growth
  Index................  (39.95)%       (36.67)%        $5,649

1   Past performance is not indicative of future performance.

     The latter months of the year 2000 saw dramatic declines in the U.S. equity markets. The markets were dominated by a huge sell off in technology stocks precipitated by numerous earnings down grades and shortfalls. The economic slowdown heightened fears of a looming recession and added downward pressure on the markets. The increased failure rate of dot-coms and other Internet-related businesses coupled with tumbling telecommunications stocks fueled further volatility. As expected, the Fed cut interest rates in response to the slowdown. But who would have imagined that the Fed Funds rate would be cut nine times for a total drop of 3.50% to a final rate of 2.50% on October 31st.

     Despite the monetary stimulus initiated by the Fed, the large cap growth sector remained extremely volatile in 2001. Prior to the devastation of September 11th, the confidence of the American consumer had already begun to show signs of weakness. The attacks have created additional uncertainty about the recovery of the economy and most likely have sharpened its decline.

     During this fiscal year, the growth-oriented companies in which the Fund invests were significantly impacted, as all sectors within the Russell 1000 Growth Index posted negative returns. The Fund's utility sector had the largest positive impact on relative performance versus its benchmark due to stock selection. Stock selection was strong within the financial sector, adding 0.34% in relative performance for the period versus its benchmark. The largest detractor to relative Fund performance was the information technology sector, which was down 57.9%. Positions that negatively impacted the Fund included overweightings in JDS Uniphase (down 90.2%), Corning (down 89.4%), and Sun Microsystems (down 81.7%).

     Looking forward, the investment advisors intend to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

General Electric Company                                5.8%
Pfizer, Incorporated                                    5.4%
Microsoft Corporation                                   5.1%
International Business Machines Corporation             3.4%
Intel Corporation                                       2.7%
Home Depot, Incorporated                                2.3%
Philip Morris Companies, Incorporated                   2.2%
Wal-Mart Stores, Incorporated                           2.1%
Eli Lilly & Company                                     2.1%
American Home Products Corporation                      2.0%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                              FUND        RUSSELL 1000 GROWTH
                          -------------   -------------------
Price/Earnings Ratio          30.3              33.5
Price/Book Ratio               6.4               6.9
Wtd. Avg. Mkt. Cap ($)    110.2 Billion    122.0 Billion

EQUITY SECTOR VS. RUSSELL 1000(R) GROWTH INDEX(1)

                                              RUSSELL 1000
                                     FUND     GROWTH INDEX
                                    ------    ------------
Information Technology              50.89%       52.62%
Health Care                         17.49%       17.07%
Industrials                         11.29%       11.13%
Consumer Discretionary              10.07%        8.64%
Consumer Staples                     2.87%        3.97%
Financials                           2.81%        1.97%
Telecommunication Services           2.38%        2.66%
Energy                               1.24%        0.85%
Utilities                            0.73%        1.01%
Materials                            0.20%        0.08%

(1) Russell 1000(R) Growth Index is a service mark of the Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM)
--------------------------------------------------------------------------------

     We are very pleased to report that despite extreme market volatility over the past twelve months, the Institutional Class of the Small Cap Value Fund returned 20.2% for the twelve months ended October 31, 2001.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/01

                       INSTITUTIONAL CLASS   LIPPER SMALL CAP VALUE INDEX   RUSSELL 2000 VALUE INDEX
12/98                       10,000.00                 10,000.00                    10,000.00
10/99                        9,070.00                  9,513.00                     9,508.00
10/00                       10,320.00                 11,261.00                    11,153.00
10/01                       12,400.00                 12,151.00                    12,129.00

*   Inception of Institutional Class of Fund

                                          ANNUALIZED
                                         TOTAL RETURNS
                                        ---------------
                                         PERIODS ENDED
                                           10/31/01       VALUE OF
                                        ---------------    $10,000
                                                 SINCE    12/31/98-
                                        1 YEAR   INCEP.   10/31/01
                                        ------   ------   ---------
Institutional Class(1)...............   20.16%    7.89%    $12,400
PlanAhead Class(1,2).................   19.58%    7.61%    $12,311
AMR Class(1,2).......................   20.52%    8.18%    $12,496
Lipper Small Cap Value Index.........    7.91%    7.12%    $12,151
Russell 2000 Value Index.............    8.75%    7.05%    $12,129

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

     Investor concerns during the fiscal year led the U.S. equity markets to favor value investing, especially the attractive valuations within small cap value stocks. In the past, these securities have typically led the equity markets out of both crisis events and economic downturns. The Fund significantly outperformed both the Russell 2000 Value Index return of 8.8% and the Lipper Small Cap Value Index return of 7.9% for the twelve-month period. The Fund added value during the fiscal year in all sectors due to strong stock selection. The consumer discretionary sector had the most impact, contributing 7.3% in relative outperformance compared to the Russell 2000 Value Index. Ownership in Furniture Brands (up 42.3%), Mohawk Industries (up 98.1%), American Coin Merchandising (up 248.0%), and Ross Stores (up 91.3%) were some of the major contributors to the sector's positive impact on the Fund's performance. The Fund also had strong stock selection within the information technology sector, despite this being one of the poorest performing sectors during the period. Within this group, holdings in Activision (up 168.2%) and THQ Inc. (up 136.6%) contributed to the Fund's relative returns. At fiscal year end, the Fund's investment advisers believe the portfolio continues to hold attractively priced stocks with strong earnings expectations. As a result, they believe the Fund is well positioned to take advantage of those opportunities.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Topps, Incorporated                                     1.9%
Mandalay Resort Group                                   1.6%
Heidrick & Struggles International, Incorporated*       1.5%
OGE Energy Corporation                                  1.4%
Zale Corporation                                        1.2%
John H. Harland Company                                 1.2%
Teekay Shipping Corporation                             1.1%
M/I Schottenstein Homes, Incorporated                   1.1%
Gateway, Incorporated                                   1.1%
M.D.C. Holdings, Incorporated                           1.1%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                FUND       RUSSELL 2000 VALUE
                            ------------   ------------------
Price/Earnings Ratio            13.4            22.3
Price/Book Ratio                1.5              1.6
Wtd. Avg. Mkt. Cap ($)      983 Million      748 Million

EQUITY WEIGHTINGS SECTOR VS. RUSSELL 2000(R) VALUE INDEX(1)

                                                  RUSSELL
                                                   2000
                                       FUND     VALUE INDEX
                                       -----    -----------
Consumer Discretionary                 26.9%       14.8%
Financials                             18.2%       33.3%
Industrials                            17.5%       16.5%
Information Technology                 10.9%        9.0%
Utilities                              10.3%        7.4%
Health Care                             5.2%        3.8%
Energy                                  4.7%        1.9%
Materials                               4.5%        7.5%
Consumer Staples                        1.8%        5.1%
Telecommunication Services              0.0%        0.7%

(1) Russell 2000(R) Value Index is a service mark of the Frank Russell Company.

                              AMERICAN EAGLE LOGO

INTERNATIONAL EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

A year ago, the telecommunications, media, and technology (TMT) bubble had burst and stock prices and economic conditions had softened with investors wondering "how big was the bubble?" Investors have realized the extent of the bubble that was formed in the late 90's as markets have fallen 20% or more over the past year. The U.S. and Japan face recessionary economic conditions, European economic growth is projected to be just over 1% at best, while emerging market growth rates are expected to remain depressed.

     The focus has shifted from trying to manage strong growth to trying to spur weakening economies. Twelve months ago the European Central Bank (ECB) had just raised interest rates for a 7th time as inflation had reached a 6-year high, and was nearly 1% above the target level. In Japan, despite deflationary conditions, the Bank of Japan moved interest rates to 0.25% from 0.0%, as it felt strong growth was just around the corner. However, emerging market economic growth had begun to slow in November and December, due to volatile oil prices, higher interest rates and reduced capital expenditures in the developed markets.

     During the first quarter of 2001, it became apparent that the slowdown in growth would be faster and deeper than expected, as slowing conditions in the U.S. impacted growth expectations around the world. Several central banks, including Japan, the UK, and Canada moved to lower rates, while the ECB stayed on the sidelines. The ECB was more concerned about the region's inflation rate, which was above the target level, than slowing growth. Additionally, the consensus was that European growth would be somewhat immune from the world-wide slowdown, because Europe was less dependent on exports, the TMT bubble was not as large, and stock market valuations were more compelling. Although emerging market conditions were softening, the aggressive central bank interest rate cuts brightened the outlook for growth and commodity prices, key drivers for emerging markets.

     Disappointing economic news continued during the second quarter as the global economy experienced its fastest growth rate deceleration since 1985. Every major country experienced slower growth than the previous year as 99% of the global economy was decelerating. The global economy had not slowed in such unison since 1975. The ECB finally joined its central bank peers in cutting rates during the quarter, despite the fact that inflation remained above the target level. Japan elected a new reform minded Prime Minister who stated his main mission was to revitalize the economy by cutting back government debt and cleaning up bad loans held by banks.

     Economic growth muddled along through much of the third quarter until the tragedies of September 11th accelerated the decline. From that day through the end of October, a trickle of interest rate cuts has turned into a flood. Most, if not all, central banks have rapidly eased rates to levels not seen in decades. The world is currently engulfed in a synchronized global recession. Emerging market countries have not been immune to the weakness although some countries (Taiwan and Argentina) are suffering more than others (China and India).

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned -16.5% for the twelve months ended October 31, 2001. Despite high profile disappointments and profit warnings within the market, the Fund significantly outperformed the MSCI EAFE Index return of -24.9% and the Lipper International Index return of -24.1%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                          INSTITUTIONAL             LIPPER             EAFE
                              CLASS             INTERNATIONAL         INDEX
                                                    INDEX
10/91                       10,000.00             10,000.00         10,000.00
10/92                        8,793.00              9,494.00          8,698.00
10/93                       12,007.00             12,727.00         11,992.00
10/94                       13,421.00             14,192.00         13,237.00
10/95                       14,481.00             14,125.00         13,229.00
10/96                       16,982.00             15,908.00         14,654.00
10/97                       20,222.00             18,035.00         15,374.00
10/98                       21,069.00             18,872.00         16,900.00
10/99                       25,279.00             23,220.00         20,852.00
10/00                       25,876.00             24,021.00         20,247.00
10/01                       21,596.00             18,232.00         15,199.00

                          ANNUALIZED TOTAL RETURNS
                          -------------------------   VALUE OF
                           PERIODS ENDED 10/31/01      $10,000
                          -------------------------   10/31/91-
                           1 YR.     5 YR.   10 YR.   10/31/01
                          --------   -----   ------   ---------
Institutional
  Class(1)..............  (16.54)%   4.92%   8.00%     $21,596
PlanAhead Class(1,2)....  (16.79)%   4.64%   7.76%     $21,106
AMR Class(1,2)..........  (16.35)%   5.20%   8.21%     $22,018
Lipper Int'l. Index.....  (24.10)%   2.77%   6.19%     $18,233
EAFE Index..............  (24.93)%   0.57%   4.05%     $15,200

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/91 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/91. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 10/31/91.

     The market weakness of 2000 persisted into 2001, as signs of an economic slowdown were evident in much of the developed world, raising the possibility of the first global synchronized downturn since 1973. Aggressive interest rate cuts by central banks throughout the world and increased U.S. government spending seemed to encourage investors that measures were being implemented to reduce the timeline of the economic downturn. The events of September 11th further depressed most economies with initial fears driving investors to seek liquidity and less risk. Fortunately, a rebound late in the period left markets at their pre-attack levels.

     Although no sector produced positive returns, technology (down 54.8%) and telecommunications (down 44.7%) were the most affected as "old economy" companies curtailed capital expenditures. In these sectors, the Fund added value through strong stock selection by underweighting or simply avoiding some large cap, high P/E names. These included Nokia (down 48.6%), Ericsson (down 67.0%), and Alcatel (down 74.9%).

     Of the twenty-one developed countries in the MSCI EAFE Index, all experienced negative returns during the fiscal period. The Fund, however, had good stock selection in most countries, which added to its relative outperformance, particularly in the UK, Germany, and Sweden. In Germany, the Fund held Krones (up 48.4%), but avoided Deutsche Telekom (down 57.6%), Siemens (down 42.2%) and SAP (down 36.8%).

     The Fund has delivered strong relative performance over the long term despite strong swings in market sentiment due to current events. We believe that the Fund is well positioned going into the next fiscal year.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Total Fina                                              2.2%
Philips Electronics NV                                  2.0%
Aventis SA                                              2.0%
BAE Systems, PLC                                        1.8%
Nintendo Company Limited                                1.7%
Akzo Nobel NV                                           1.6%
ENI                                                     1.6%
Telefonica de Espana                                    1.5%
Ing Groep NV                                            1.4%
UPM-Kymmene OY                                          1.4%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                      FUND         MSCI EAFE
                                  ------------    ------------
Price/Earnings Ratio                  14.0            18.4
Price/Book Ratio                      2.7             3.0
Wtd. Avg. Mkt. Cap ($)            24.2 Billion    42.8 Billion

EQUITY SECTOR WEIGHTINGS VS. EAFE INDEX

                                       FUND     EAFE INDEX
                                       -----    ----------
Financials                             24.5%      25.1%
Consumer Discretionary                 13.0%      13.3%
Industrials                            11.4%       9.7%
Health Care                             8.7%      10.8%
Materials                               8.2%       5.1%
Telecommunication Services              8.0%       8.7%
Energy                                  7.5%       7.5%
Utilities                               7.4%       4.9%
Consumer Staples                        6.9%       8.1%
Information Technology                  4.4%       6.8%

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 2001*

[CHART]

COUNTRY ALLOCATION AS OF OCTOBER 31, 2001*

                                             FUND     EAFE
                                             -----    -----
  France                                     10.6%    11.3%
  Netherlands                                 8.5%     5.5%
  Germany                                     6.6%     7.8%
  Spain                                       4.7%     3.2%
  Italy                                       3.7%     4.6%
  Finland                                     2.4%     1.9%
  Ireland                                     2.1%     0.7%
  Portugal                                    1.7%     0.6%
  Austria                                     0.4%     0.2%
  Greece                                      0.0%     0.3%
  Belgium                                     0.0%     1.0%
                                             -----    -----
EURO                                         40.7%    37.1%
UK                                           20.4%    23.4%
  Switzerland                                 5.3%     7.2%
  Sweden                                      2.3%     2.2%
  Norway                                      1.3%     0.5%
  Denmark                                     0.0%     1.0%
                                             -----    -----
OTHER NON-EURO                                8.9%    10.9%
JAPAN                                        15.1%    22.5%
  Hong Kong                                   3.8%     1.9%
  Australia                                   3.1%     3.3%
  Singapore                                   2.7%     0.8%
  New Zealand                                 1.1%     0.1%
  South Korea                                 0.7%     0.0%
                                             -----    -----
OTHER ASIA                                   11.4%     6.1%
  Mexico                                      0.4%     0.0%
  Canada                                      3.1%     0.0%
                                             -----    -----
OTHER                                         3.5%     0.0%

* Allocations based upon Gross Investments in Portfolio.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned -18.5% for the twelve months ended October 31, 2001, exceeding the MSCI Emerging Markets Free Index ("EM Free Index") return of - 23.5% and the Lipper Emerging Markets Index return of -22.2%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/01

                         INSTITUTIONAL           MSCI EMG MKTS            LIPPER EMG MKTS
                              FUND                 FREE INDEX                  INDEX
07/00                    10,000.00               10,000.00                 10,000.00
10/00                     8,170.00                8,507.00                  8,455.00
10/01                     6,657.00                6,511.00                  6,578.00

*   Inception of Emerging Markets Fund

                            ANNUALIZED TOTAL RETURNS
                           --------------------------
                             PERIODS ENDED 10/31/01     VALUE OF
                           --------------------------   $10,000
                                           SINCE        7/31/00-
                            1 YR.         INCEP.        10/31/01
                           --------   ---------------   --------
Institutional Class(1)...  (18.52)%      (27.78)%        $6,657
AMR Class(1).............  (18.40)%      (27.63)%        $6,675
MSCI Emerging Markets
  Free Index.............  (23.46)%      (29.06)%        $6,511
Lipper Emg Mkts Index....  (22.20)%      (28.48)%        $6,578

1   Past performance is not indicative of future performance.

     During the twelve-month fiscal period, there were hopes for a world economic recovery, with solid returns during the months of January and April. However, during the latter part of the period, economic conditions weakened and investor sentiment plummeted, pushing stocks lower. To add insult to injury, the September 11th terrorist attacks accelerated the economic deterioration worldwide. Despite the obstacles faced, the Fund outperformed its benchmarks and rebounded with a return of nearly 7% for the month of October.

     The Fund's relative outperformance versus the Index can be attributed to its stock selection within China and India, as well as underweighting Greece (down 28.3%) and overweighting South Korea (down 1.1%). During the fiscal year, all but four of the 27 emerging market countries comprising the EM Free Index had negative returns, with Turkey down 67.1% and Israel down 43.6%. In contrast, Jordan led the group with a return of 25.7%, while Columbia returned 9.5%, and Venezuela gained 8.4%.

     From a sector perspective, all sectors showed negative performance during the period, with information technology (down 42.1%) and telecommunications (down 34.1%) being the hardest hit. Despite the absence of positive returns, the Fund added relative value in 8 out of 10 sectors. In the consumer discretionary and telecommunication services sectors, the Fund made good stock picks which contributed over 3% in relative outperformance to the MSCI Emerging Market Free Index.

     The Fund's largest country weighting was South Korea at 15.8%, overweighting the Index by 2.5%. The Fund's second largest country weighting was Mexico at 11.3%, which slightly underweighted the Index by 0.3%. From a sector point of view, the Fund's largest sector weight was 18.5% in financials, slightly overweighting the Index by 1.3%. Our basic philosophy towards investing remains the same. The Fund's investment advisers continue to concentrate on attractively valued companies with sound fundamentals and improving earnings momentum with the goal of generating enhanced returns for Fund shareholders.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Telefonos de Mexico SA, ADR                             2.6%
Samsung Electronics, 144A                               2.1%
Mahanagar Telephone Nigam Limited, 144A                 1.6%
Taiwan Semiconductor Manufacturing Company Limited      1.4%
Kimberly Clark de Mexico                                1.3%
Korea Electric Power Corporation                        1.3%
China Mobile Limited                                    1.2%
SK Corporation                                          1.1%
Videsh Sanchar Nigam Limited, ADR, 144A                 1.1%
Bank Hapoalim BM                                        1.1%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                      FUND          EM FREE
                                  ------------    ------------
Price/Earnings Ratio                  10.1            13.2
Price/Book Ratio                      2.6             3.5
Wtd. Avg. Mkt. Cap ($)            5.6 Million     7.7 Million

COUNTRY ALLOCATION AS OF OCTOBER 31, 2001*

[CHART]

COUNTRY ALLOCATION AS OF OCTOBER 31, 2001*

                                           FUND     EM FREE
                                           -----    -------
South Korea                                15.8%     13.3%
Other Europe, Middle East, Africa          11.8%      9.0%
Mexico                                     11.3%     11.6%
India                                      10.8%      7.2%
South Africa                               10.0%     10.9%
Brazil                                      9.9%      8.7%
Taiwan                                      9.4%     12.3%
Other Asia                                  6.6%      3.6%
China                                       5.7%      5.8%
Malaysia                                    3.3%      7.5%
Israel                                      3.1%      4.5%
Other Latin America                         2.3%      5.6%

* Allocations based upon gross investments in Portfolio.

                              AMERICAN EAGLE LOGO

U.S. FIXED INCOME MARKET OVERVIEW
--------------------------------------------------------------------------------

     The twelve-month period ended October 31, 2001 was unfortunately marked by the tragic events of September 11th. An already struggling economy was pushed further into recession. Throughout the past year, the Federal Reserve Bank did virtually everything it could to boost economic momentum. The Fed began cutting rates aggressively in January with a surprise, inter-meeting announcement to lower the Fed Funds rate by 0.50% to 6.00%. The following months saw eight more easings bringing the Fed funds rate to 2.50% on October 31st. Short-term interest rates ended the fiscal year at their lowest level in 40 years, yet long-term rates were relatively unchanged. The resulting yield curve was the steepest it has been since the early 1990's.

                           U.S. TREASURY YIELD CURVE
                       ----------------------------------
                       1 YR.   5 YRS.   10 YRS.   30 YRS.
                       -----   ------   -------   -------
10/31/00               6.16%   5.81%     5.75%     5.79%
10/31/01               3.92%   4.88%     5.34%     5.79%

     Capital spending cutbacks were the primary driver of weak economic growth. The bull market ended abruptly, with a rapid sell off in the equity markets and significant cutbacks in capital spending budgets. As capital spending was slashed, employee headcounts were likewise reduced -- leading to a reduction in consumer spending and confidence. One by one, each sector of the economy began to feel the pressure.

                        10 YR. 'A' RATED INDUSTRIAL SPREADS
                       -------------------------------------
                        2001      2000      1999      1997
January                183.00    113.00    110.00     60.00

     Despite such dire economic reports, corporate yield premiums (or spreads) declined dramatically. Declining yield premiums generally imply a positive outlook for corporate profitability, which is difficult to imagine during this period. Regardless, the corporate sector produced the highest total return during the past year. Within the corporate sector, higher-rated corporate bonds outperformed their lower-rated counterparts as one would expect in a period of weak economic growth. The mortgage-backed sector produced the lowest total return due primarily to its shorter duration and prepayment concerns.

                                   TOTAL RETURNS
                                -------------------
                                   PERIODS ENDED
                                     10/31/01
                                -------------------
            SECTOR              6 MONTH    12 MONTH
            ------              -------    --------
US Treasury                      9.35%      14.95%
US Agency                        8.45%      15.46%
Mortgage Backed                  6.58%      13.08%
Corporate                        7.93%      15.80%
Asset Backed                     7.73%      15.16%
---------------------------------------------------
CREDIT RATING
Aaa                              8.35%      16.08%
Aa                               8.23%      16.69%
A                                7.96%      15.92%
Baa                              7.68%      15.10%

(source: Lehman Brothers)

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned an impressive 14.4% for the twelve months ended October 31, 2001, slightly outperforming the Lipper Intermediate Investment Grade Debt Fund Index, which returned 14.3% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/01

                       INSTITUTIONAL        LIPPER         LEHMAN
                           CLASS         INTERMEDIATE     AGGREGATE
                                       INVESTMENT GRADE     INDEX
                                           AVERAGE
9/97                     10,000.00        10,000.00       10,000.00
10/97                    10,241.00        10,211.00       10,295.00
10/98                    11,214.00        11,045.00       11,254.00
10/99                    11,121.00        11,074.00       11,314.00
10/00                    11,998.00        11,775.00       12,140.00
10/01                    13,721.00        13,462.00       13,907.00

  * Inception of Institutional Class of Fund

                              ANNUALIZED TOTAL RETURNS
                              -------------------------
                               PERIODS ENDED 10/31/01     VALUE OF
                              -------------------------    $10,000
                                                 SINCE    9/15/97-
                              1 YEAR   3 YEARS   INCEP.   10/31/01
                              ------   -------   ------   ---------
Institutional Class(1,3)      14.36%    6.96%    7.97%     $13,721
PlanAhead Class(1,2,3)        13,91%    6.05%    7.24%     $13,340
AMR Class(1,2,3)              14.58%    6.44%    7.60%     $13,525
Lipper Intermediate Inv. Gr.
 Index                        14.33%    6.82%    7.47%     $13,462
Lehman Aggregate Index        14.56%    7.31%    8.24%     $13,908

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/1/98, the inception date of the PlanAhead Class and 3/1/99, the inception date of the AMR Class and the returns of the PlanAhead and AMR Class since inception of each Class. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 9/15/97.

3 The Fund's NAV and recent performance shown includes the effects of a favorable accounting adjustment which occurred during the processing of a large shareholder redemption on July 6, 2000. In the absence of this adjustment, the Fund's performance would have been less than depicted.

     For the second year in a row, the fixed income markets have produced solid total returns in the face of big setbacks in the equity markets and bleak economic news. The U.S. is in the midst of its first recession since the early 1990's, and the federal government has been acting very aggressively to stimulate the economy and calm the turmoil caused by September 11th. Fixed income markets typically perform very well in declining interest rate environments. Corporate bonds usually underperform during periods of economic weakness; however, the Fund's corporate bonds held their ground and produced the highest total returns for the fiscal year at 16.7%. Overall, this sector was the largest contributor to the Fund's excess performance through a combination of both stock selection and weighting.

     During the past twelve months, the Fund maintained an overweighted position in corporates, with concentrations primarily in the bank/finance and industrial sectors. The Fund's corporate exposure was reduced during the period in anticipation of further negative reaction to the economic weakness; however, such sentiment was somewhat subdued.

     The Fund maintained a longer average maturity relative to the Lehman Brothers Aggregate Index throughout most of the period as the Federal Reserve aggressively lowered interest rates.

     By the end of the fiscal year, the Fund's average maturity was close to neutral as the Fed's easing campaign appeared to be slowing down. Overall, the Fund's longer maturity was a positive factor in this interest rate environment. While the market has recently experienced another dip in rates, many believe we are near the bottom for rates in this cycle and that rates will return to higher levels as the economic environment improves later in 2002.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

United States Treasury Note, 5.75%, Due 8/15/2010       4.1%
United States Treasury Note, 5.75%, Due 11/15/2005      3.9%
Federal National Mortgage Association, 6.625%,
  Due 11/15/2010                                        3.6%
Federal National Mortgage Association, 6.50%,
  Due 9/1/2031                                          3.1%
United States Treasury Note, 6.625%, Due 5/15/2007      3.0%
United States Treasury Bond, 5.375% Due 2/15/2031       2.7%
Federal National Mortgage Association, TBA, 7.00%       2.0%
Federal National Mortgage Association, 6.625%,
  Due 9/15/2009                                         2.0%
United States Treasury Bond, 7.50%, Due 11/15/2016      1.8%
United States Treasury Note, 5.00%, Due 8/15/2011       1.8%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                                     LEHMAN
                                           FUND     AGGREGATE
                                          -------   ---------
Average Credit Quality                      Aa1       Aa1
Weighted Average Duration                 4.5 yrs   4.4 yrs
Weighted Average Coupon                     6.6%      6.8%

BOND SECTOR VS. LB AGGREGATE INDEX

                               FUND     LB AGGREGATE INDEX
                               -----    ------------------
Agency                         10.4%          10.9%
Asset Backed                    3.1%           1.7%
CMBS                            0.0%           2.0%
Corporates                     26.9%          23.8%
Mortgage Backed                33.8%          34.9%
Treasury                       25.8%          23.6%
Yankees                         0.0%           3.1%

                              AMERICAN EAGLE LOGO

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
--------------------------------------------------------------------------------

     The High Yield Bond Fund's inception was December 29, 2000, resulting in ten months of performance for its fiscal year ended on October 31, 2001.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/01

                          INSTITUTIONAL         SSB HIGH        LIPPER
                              CLASS            YIELD CASH        HIGH
                                               PAY INDEX        CURRENT
                                                                 YIELD
                                                                 INDEX
12/00                       10,000.00          10,000.00       10,000.00
10/01                       10,533.00          10,385.00        9,618.00

*   Inception of High Yield Bond Fund

                                    AGGREGATE TOTAL
                                        RETURNS
                                    ---------------
                                     PERIODS ENDED    VALUE OF
                                       10/31/01        $10,000
                                    ---------------   12/29/00-
                                     SINCE INCEP.     10/31/01
                                    ---------------   ---------
Institutional Class(1)............        5.33%        $10,533
SSB High Yield Cash Pay Index.....        3.85%        $10,385
Lipper High Current Yield Index...      (3.82)%        $ 9,618

1   Past performance is not indicative of future performance.

     The Fund's total return for the ten month period was a solid 5.3%, significantly outperforming the Lipper High Current Yield Index return of -3.8% and outpacing the Salomon Smith Barney High Yield Cash Pay Index return of 3.9% for the same period. The Fund's 30-day yield for the period ended October 31, 2001 was 11.0%.

     The Fund's outperformance versus its benchmarks was driven by a number of factors, most importantly through solid credit selection. Additionally, the Fund was consistently overweighted in sectors that achieved strong positive returns and managed to avoid or be underweighted in those sectors that did not perform well during the period. The Fund's overweighted position in consumer products at 6% versus 1.9% for the Salomon Smith Barney Index was instrumental in the Fund's performance, as this sector returned almost 7% for the period. In the food sector, the Fund maintained about a 5% weighting vs. 2.8% for the Index. This sector returned over 20% for the period.

     The Fund had no exposure to the "broadband" telecom and competitive local exchange telecom areas. These industries accounted for 3.5% of the Index and experienced a decline of 46%. The Fund also had no exposure to textiles, which fell 29% during the period and accounted for 1% of the Index.

     High yield bonds showed their strength during this fiscal period as investors acted on their concerns over corporate profits in the equity arena. The investor shift towards high yield bonds during 2001 was influenced heavily by the Federal Reserve cutting short-term interest rates.

     While volatility can still be expected, the Fund's investment adviser continues to believe the high yield market offers good relative valuations. Historically, when prices have fallen this low, it has been an opportune time to invest in high yield bonds.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

AAF McQuay, Incorporated, 8.875%, Due 2/15/2003         3.7%
Anchor Gaming, 9.875%, Due 10/15/2008                   3.6%
Bausch & Lomb, Incorporated, 7.125%, Due 8/1/2028       3.3%
AutoNation, Incorporated, 9.00%, Due 8/1/2008, 144a     3.2%
PG&E National Energy Group, Incorporated, 10.375%,
  Due 5/16/2011, 144a                                   3.2%
Bio Radiation Labs, Incorporated, 11.625%,
  Due 2/15/2007                                         3.1%
Office Depot, Incorporated, 10.00%,
  Due 7/15/2008, 144a                                   3.0%
Hanover Equipment TR, 8.75%, Due 9/1/2011, 144a         2.9%
Horseshoe Gaming, LLC, 9.375%, Due 6/15/2007            2.9%
IMC Global, Incorporated, 11.25%,
  Due 6/1/2011, 144a                                    2.9%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                              SSBI HIGH YIELD
                                     FUND     CASH PAY INDEX
                                    -------   ---------------
Average Credit Quality                Ba3         B-1
Weighted Average Duration           3.7 yrs     4.5 yrs
Weighted Average Coupon              9.1%        9.6%

SECTOR ALLOCATION AS OF OCTOBER 31, 2001

                                                 SSB HIGH
                                        FUND    YIELD INDEX
                                       ------   -----------
Corporate                              100.0%      100.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund had a strong year, returning 11.0% for the twelve months ended October 31, 2001 and outperforming the Linked Lipper Investment Grade benchmark return of 9.9% during the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                          INSTITUTIONAL           LINKED           MERRILL       LEHMAN
                              CLASS               LIPPER            LYNCH        GOV./
                                                 AVERAGE           1-3 YR        CREDIT
                                                                    INDEX        INDEX
10/91                      10,000.00            10,000.00        10,000.00      10,000.00
10/92                      10,794.00            10,749.00        10,831.00      11,051.00
10/93                      11,571.00            11,441.00        11,479.00      12,560.00
10/94                      11,619.00            11,456.00        11,623.00      11,977.00
10/95                      12,570.00            12,447.00        12,669.00      13,913.00
10/96                      13,211.00            13,012.00        13,429.00      14,663.00
10/97                      14,042.00            13,799.00        14,309.00      15,955.00
10/98                      14,969.00            14,617.00        15,395.00      17,593.00
10/99                      15,352.00            15,044.00        15,892.00      17,477.00
10/00                      16,247.00            15,900.00        16,873.00      18,720.00
10/01                      18,031.00            17,477.00        18,779.00      21,588.00

                                   ANNUALIZED TOTAL
                                        RETURNS
                                -----------------------
                                     PERIODS ENDED        VALUE OF
                                       10/31/01            $10,000
                                -----------------------   10/31/91-
                                1 YR.    5 YR.   10 YR.   10/31/01
                                ------   -----   ------   ---------
Institutional Class(1)........  10.98%   6.42%   6.07%     $18,031
PlanAhead Class(1,2)..........  10.69%   6.16%   5.89%     $17,715
AMR Class(1,2)................  11.07%   6.67%   6.25%     $18,328
Linked Lipper Average*........   9.92%   6.08%   5.74%     $17,478
Merrill Lynch 1-3 Yr. Index...  11.30%   6.94%   6.51%     $18,780
Lehman Gov./Credit Index......  15.32%   8.04%   8.00%     $21,588

1   Past performance is not indicative of future performance.

2 Fund performance represents the total returns achieved by the Institutional Class from 10/31/91 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 10/31/91. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/91.

*   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 10/31/91 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     The short end of the yield curve saw the most action during the past twelve months as the federal government did virtually everything it could to alter the momentum of economic weakness. In January of 2001, the Fed Funds rate was at 6.5%, and by October 31st, it was 2.5%. With short-term interest rates declining so rapidly, total returns for the Fund outpaced stock market returns for the period with fixed income securities outperforming equities. Both maturity and yield played an important role, as longer maturities benefited from declining interest rates, and high yield premiums provided corporate bonds with additional income.

     Throughout most of the period, the Fund maintained a maturity of approximately 3 years, which is 0.5 to 1.0 years longer than its benchmarks. With the Federal Reserve Bank reducing interest rates so drastically, longer maturity positions outperformed.

     Economic activity reported in the upcoming fiscal period will offer the first glimpse of how well the economy is responding to the Federal Reserve's support. We will be monitoring the markets closely to find value in the new, lower interest rate environment.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Federal Home Loan Mortgage Corporation, 6.50%,
  Due 11/15/2005                                        3.8%
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%,
  Due 6/15/2007                                         3.6%
Fort James Corporation, 8.375%, Due 11/15/2001          3.4%
FNMA, Pool #323980, 6.00%, Due 4/1/2014                 3.0%
Discover Card Master Trust 1999-6 A, 6.85%,
  Due 7/17/2007                                         3.0%
American Express Credit Account Master
  Trust 2000-1 A, 7.20%, Due 9/17/2007                  3.0%
Federal Home Loan Mortgage Corporation, 5.95%,
  Due 1/19/2006                                         3.0%
Occidental Petroleum Corporation, 6.75%,
  Due 11/15/2002                                        2.9%
Capital Auto Receivables Asset 2001-2 A3, 4.60%,
  Due 9/15/2005                                         2.9%
Citibank Credit Card Master Trust 1999-7 A, 6.65%,
  Due 11/15/2006                                        2.5%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                                      MERRILL
                                                       LYNCH
                                             FUND     1-3 YR
                                            -------   -------
Average Credit Quality                        Aa3       Aa2
Weighted Average Duration                   1.9 yrs   1.6 yrs
Weighted Average Coupon                      6.6%      5.8%

SECTOR ALLOCATION AS OF OCTOBER 31, 2001

                                                     MERRILL
                                                      LYNCH
                                             FUND    1-3 YR
                                             -----   -------
Corporate                                    49.7%   22.4%
Asset Backed                                 28.4%    0.0%
Mortgage Pass-Through                        14.3%    0.0%
Agency                                       7.0%    31.2%
CMO                                          0.6%     0.0%
U.S. Treasury                                0.0%     0.0%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Fund
American AAdvantage Large Cap Value Fund
American AAdvantage Small Cap Value Fund
American AAdvantage International Equity Fund
American AAdvantage Emerging Markets Fund
American AAdvantage Intermediate Bond Fund
American AAdvantage Short-Term Bond Fund
American AAdvantage Large Cap Growth Fund
American AAdvantage High Yield Bond Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund, the American AAdvantage Short-Term Bond Fund, the American AAdvantage Large Cap Growth Fund and the American AAdvantage High Yield Bond Fund (collectively, "the Funds") (separate funds comprising the American AAdvantage Funds), including the schedules of investments of the American AAdvantage Large Cap Growth Fund and the American AAdvantage High Yield Bond Fund, as of October 31, 2001, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Funds at October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ ERNST & YOUNG

Dallas, Texas
December 14, 2001

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
COMMON STOCK - 97.52%
CONSUMER DISCRETIONARY - 13.18%
AUTO COMPONENTS - 0.09%
Johnson Controls, Incorporated....         300     $    22
                                                   -------
    TOTAL AUTO COMPONENTS.........                      22
                                                   -------
AUTOMOBILES - 0.11%
Harley Davidson, Incorporated.....         600          27
                                                   -------
    TOTAL AUTOMOBILES.............                      27
                                                   -------
HOTELS, RESTAURANTS & LEISURE - 0.12%
McDonalds Corporation.............       1,100          29
                                                   -------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE.....................                      29
                                                   -------
INTERNET & CATALOG RETAIL - 0.31%
Ebay, Incorporated+...............       1,400          73
                                                   -------
    TOTAL INTERNET & CATALOG
      RETAIL......................                      73
                                                   -------
LEISURE EQUIPMENT & PRODUCTS - 0.41%
Mattel, Incorporated+.............       5,200          98
                                                   -------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS....................                      98
                                                   -------
MEDIA - 4.56%
AOL Time Warner, Incorporated+....      14,550         454
Blockbuster, Incorporated+........         900          23
Charter Communications,
  Incorporated, DE+...............       1,300          18
Echostar Communication+...........       1,000          23
Gannett, Incorporated.............         900          57
Gemstar TV Guide International,
  Incorporated+...................       6,200         126
General Motors Corporation+.......         700          10
Liberty Media Corporation+........       5,500          64
McClatchy Company+................         600          25
Omnicom Group.....................       1,900         146
Viacom, Incorporated+.............       3,836         140
                                                   -------
    TOTAL MEDIA...................                   1,086
                                                   -------
MULTILINE RETAIL - 3.61%
BJ's Wholesale Club,
  Incorporated+...................       2,200         112
Costco Wholesale Corporation+.....         200           7
Federated Department Stores,
  Incorporated+...................       1,300          41
Kohl's Corporation+...............         700          39
Sears Roebuck & Company...........       1,100          43
Target Corporation................       3,500         109
Wal-Mart Stores, Incorporated.....       9,900         509
                                                   -------
    TOTAL MULTILINE RETAIL........                     860
                                                   -------
SPECIALTY RETAIL - 3.66%
Abercrombie and Fitch Company+....       5,400         102
Autozone, Incorporated+...........         900          53
Bed Bath & Beyond, Incorporated+..       2,000          50
CDW Computer Centers,
  Incorporated+...................         200           9
Home Depot, Incorporated..........      14,200         543

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Intimate Brands, Incorporated.....       1,700     $    19
Limited, Incorporated.............       1,200          13
TJX Companies, Incorporated.......       2,400          81
                                                   -------
    TOTAL SPECIALTY RETAIL........                     870
                                                   -------
TEXTILES & APPAREL  - 0.31%
Columbia Sportswear Company+......         400          11
Jones Apparel Group,
  Incorporated+...................       1,900          53
Nike, Incorporated+...............         200          10
                                                   -------
    TOTAL TEXTILES & APPAREL......                      74
                                                   -------
    TOTAL CONSUMER
      DISCRETIONARY...............                   3,139
                                                   -------
CONSUMER STAPLES - 7.05%
BEVERAGES - 0.70%
Coca Cola Company.................       1,000          48
Pepsi Bottling Group,
  Incorporated....................         300          14
Pepsico, Incorporated.............       2,170         106
                                                   -------
    TOTAL BEVERAGES...............                     168
                                                   -------
FOOD & DRUG RETAILING - 2.05%
CVS Corporation...................       1,100          26
Kraft Foods, Incorporated+........       3,500         118
Kroger Company+...................       1,100          27
Monsanto Company+.................         500          16
Safeway, Incorporated+............       2,600         108
Smithfield Foods, Incorporated+...       2,500          53
Sysco Corporation.................       4,900         118
Walgreen Company..................         700          23
                                                   -------
    TOTAL FOOD & DRUG RETAILING...                     489
                                                   -------
FOOD PRODUCTS - 0.22%
Unilever N.V. ....................       1,000          52
                                                   -------
    TOTAL FOOD PRODUCTS...........                      52
                                                   -------
HOUSEHOLD PRODUCTS - 1.45%
Colgate Palmolive Company.........         900          52
Kimberly Clark Corporation........       2,100         116
Procter & Gamble Company..........       2,400         177
                                                   -------
    TOTAL HOUSEHOLD PRODUCTS......                     345
                                                   -------
PERSONAL PRODUCTS - 0.41%
Avon Products, Incorporated.......       1,100          51
Gillette Company..................         200           6
Estee Lauder Companies,
  Incorporated....................       1,200          39
                                                   -------
    TOTAL PERSONAL PRODUCTS.......                      96
                                                   -------
TOBACCO - 2.22%
Philip Morris Companies,
  Incorporated....................      11,300         529
                                                   -------
    TOTAL TOBACCO.................                     529
                                                   -------
    TOTAL CONSUMER STAPLES........                   1,679
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
ENERGY - 1.20%
ENERGY EQUIPMENT & SERVICES - 0.61%
BJ Services Company+..............         600     $    15
Cooper Cameron Corporation+.......       1,600          62
Global Marine, Incorporated+......       4,100          66
Halliburton Company...............         100           2
                                                   -------
    TOTAL ENERGY EQUIPMENT &
      SERVICES....................                     145
                                                   -------
OIL & GAS  - 0.59%
Chevron Texaco Corporation+.......          39           3
Exxon Mobil Corporation...........       2,600         103
Kerr McGee Corporation............         600          35
                                                   -------
    TOTAL OIL & GAS...............                     141
                                                   -------
    TOTAL ENERGY..................                     286
                                                   -------
FINANCIALS - 8.89%
BANKS - 1.81%
BancWest Corporation..............       2,700          94
Bank of America Corporation.......       2,600         153
Golden Street Bancorp,
  Incorporated....................       2,500          63
Greenpoint Financial
  Corporation.....................       1,900          61
Investors Financial Services
  Corporation.....................         700          37
Marshall & Ilsley Corporation.....         200          12
US Bancorp........................         500           9
                                                   -------
    TOTAL BANKS...................                     429
                                                   -------
DIVERSIFIED FINANCIALS - 4.43%
Allied Capital Corporation........         100           2
Americredit Corporation+..........       2,200          34
Capital One Financial
  Corporation.....................       1,700          70
Citigroup, Incorporated...........         700          32
Countrywide Credit Industries,
  Incorporated....................       4,700         188
E Trade Group, Incorporated+......       7,100          46
Federal Home Loan Mortgage
  Corporation.....................         100           7
Federal National Mortgage
  Association.....................       1,200          97
First Data Corporation+...........         500          34
Goldman Sachs Group,
  Incorporated....................         800          63
Instinet Group, Incorporated+.....         100           1
Lehman Brothers Holdings,
  Incorporated....................       2,700         169
Nationwide Financial Services,
  Incorporated....................       1,000          34
SEI Investments Company...........       2,400          74
SPDR Trust+.......................         808          86
Charles Schwab Corporation........       6,800          88
TD Waterhouse Group,
  Incorporated+...................       3,300          31
                                                   -------
    TOTAL DIVERSIFIED
      FINANCIALS..................                   1,056
                                                   -------
INSURANCE - 2.60%
Ambac Financial Group,
  Incorporated....................       4,000         192

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
American International Group,
  Incorporated....................       2,700     $   212
Cincinnati Financial
  Corporation.....................       2,100          78
John Hancock Financial Services,
  Incorporated....................       1,300          44
Loews Corporation.................         300          15
MBIA, Incorporated................         900          41
Metlife, Incorporated.............         800          22
Protective Life Corporation.......         500          14
                                                   -------
    TOTAL INSURANCE...............                     618
                                                   -------
REAL ESTATE - 0.05%
General Growth Properties,
  Incorporated....................         200           7
Prologis Trust+...................         200           4
                                                   -------
    TOTAL REAL ESTATE.............                      11
                                                   -------
    TOTAL FINANCIALS..............                   2,114
                                                   -------
HEALTH CARE - 26.82%
BIOTECHNOLOGY - 3.05%
Amgen, Incorporated+..............       8,400         477
Genzyme Corporation+..............       2,000         108
Human Genome Sciences,
  Incorporated+...................       2,100          90
Millennium Pharmaceuticals+.......         300           8
Stryker Corporation...............         400          22
Vertex Pharmaceuticals,
  Incorporated+...................         900          22
                                                   -------
    TOTAL BIOTECHNOLOGY...........                     727
                                                   -------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.28%
Applera Corporation...............       2,400          70
Baxter International,
  Incorporated....................       2,600         126
Becton Dickinson & Company........       2,000          72
Guidant Corporation+..............       1,600          66
Medtronic, Incorporated...........       5,000         201
St. Jude Medical, Incorporated+...         100           7
                                                   -------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES....................                     542
                                                   -------
HEALTH CARE PROVIDERS & SERVICES - 3.48%
AmerisourceBergen Corporation+....       1,429          91
Cardinal Health, Incorporated.....       4,200         282
Cigna Corporation.................       1,600         117
HCA, Incorporated+................         800          32
McKesson HBOC, Incorporated.......       4,400         163
Omnicare, Incorporated............         500          10
Tenet Healthcare Corporation+.....       1,100          63
Unitedhealth Group, Incorporated..       1,100          72
                                                   -------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES....................                     830
                                                   -------
PHARMACEUTICALS - 18.01%
Abbott Laboratories...............       4,000         212
Allergan, Incorporated............         900          64
American Home Products
  Corporation.....................       8,700         486
Bristol-Myers Squibb Company......       5,500         294
Eli Lilly & Company...............       6,600         505

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Forest Laboratories,
  Incorporated+...................       2,100     $   156
Ivax Corporation+.................       1,850          38
Johnson & Johnson.................       6,300         365
Merck & Company, Incorporated.....       4,100         262
Pfizer, Incorporated..............      30,900       1,295
Pharmacia Corporation.............       4,900         198
Priority Healthcare
  Corporation+....................         400          11
Schering Plough Corporation.......      10,200         379
Sicor, Incorporated+..............       1,100          21
                                                   -------
    TOTAL
      PHARMACEUTICALS.............                   4,286
                                                   -------
    TOTAL HEALTH CARE.............                   6,385
                                                   -------
INDUSTRIALS - 9.69%
AEROSPACE & DEFENSE - 0.50%
Goodrich Corporation..............       1,700          36
General Dynamics Corporation+.....       1,000          82
                                                   -------
    TOTAL AEROSPACE & DEFENSE.....                     118
                                                   -------
COMMERCIAL SERVICES & SUPPLIES  - 0.67%
Automatic Data Processing,
  Incorporated....................       1,600          83
Cendant Corporation+..............       3,500          45
Checkfree Corporation+............         200           3
Paychex, Incorporated.............         900          29
                                                   -------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES....................                     160
                                                   -------
ELECTRICAL EQUIPMENT - 0.63%
Arrow Electronics,
  Incorporated+...................       2,400          59
Cabot Microelectronics
  Corporation+....................         800          53
Cooper Industries, Incorporated...         300          12
Molex, Incorporated...............         300           9
Plexus Corporation+...............         300           8
Vishay Intertechnology,
  Incorporated+...................         500           9
                                                   -------
    TOTAL ELECTRICAL EQUIPMENT....                     150
                                                   -------
INDUSTRIAL CONGLOMERATES - 7.31%
General Electric Company..........      38,200       1,391
Tyco International, Ltd...........       7,100         349
                                                   -------
    TOTAL INDUSTRIAL
      CONGLOMERATES...............                   1,740
                                                   -------
MACHINERY - 0.13%
SPX Corporation+..................         300          30
                                                   -------
    TOTAL MACHINERY...............                      30
                                                   -------
ROAD & RAIL - 0.45%
C H Robinson Worldwide............       2,000          54
CSX Corporation...................       1,600          54
                                                   -------
    TOTAL ROAD & RAIL.............                     108
                                                   -------
    TOTAL INDUSTRIALS.............                   2,306
                                                   -------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 27.01%
COMMUNICATIONS EQUIPMENT - 4.61%
Avaya, Incorporated+..............           1     $     -
Brocade Communications Systems,
  Incorporated+...................       1,200          29
Cisco Systems, Incorporated+......      27,000         457
Comverse Technology,
  Incorporated+...................         300           6
Extreme Networks, Incorporated+...       2,900          34
Juniper Networks, Incorporated+...         600          13
L 3 Communications Holding
  Corporation+....................       1,000          87
Motorola, Incorporated............      12,100         198
Qualcomm, Incorporated+...........       5,500         270
3Com Corporation+.................         700           3
                                                   -------
    TOTAL COMMUNICATIONS
      EQUIPMENT...................                   1,097
                                                   -------
COMPUTERS & PERIPHERALS - 5.37%
Compaq Computer Corporation.......         200           2
Dell Computer Corporation+........       4,900         118
EMC Corporation+..................       4,600          57
Hewlett Packard Company...........       1,900          32
International Business Machines
  Corporation.....................       7,500         811
NCR Corporation+..................       2,100          74
Palm, Incorporated+...............       1,300           3
Sun Microsystems, Incorporated+...      18,000         183
                                                   -------
    TOTAL COMPUTERS &
      PERIPHERALS.................                   1,280
                                                   -------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.17%
Avnet, Incorporated...............       2,200          45
Ingram Micro, Incorporated+.......       1,900          24
Jabil Circuit, Incorporated+......         900          19
Sanmina Corporation+..............       1,700          26
Solectron Corporation+............       4,300          53
Tech Data Corporation+............       2,600         111
                                                   -------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS.................                     278
                                                   -------
INTERNET SOFTWARE & SERVICES - 0.76%
Advent Software, Incorporated+....         600          23
Ariba, Incorporated+..............         400           1
Broadvision, Incorporated+........         300           1
Earthlink, Incorporated+..........         900          13
Exodus Communications,
  Incorporated+...................       1,300           -
Expedia, Incorporated+............         200           6
Homestore Company,
  Incorporated+...................         200           1
Hotel Reservations Network+.......       1,000          31
Versign, Incorporated+............       2,700         105
WebMD Corporation+................         200           1
                                                   -------
    TOTAL INTERNET SOFTWARE &
      SERVICES....................                     182
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
IT CONSULTING & SERVICES - 1.53%
Affiliated Computer Services,
  Incorporated+...................       1,500     $   132
Electronic Data Systems
  Corporation.....................       3,400         219
Sapient Corporation+..............         100           -
Titan Corporation+................         500          13
                                                   -------
    TOTAL IT CONSULTING &
      SERVICES....................                     364
                                                   -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.97%
Altera Corporation+...............       4,100          83
Analog Devices, Incorporated+.....         600          23
Applied Materials,
  Incorporated+...................       5,800         198
Intel Corporation.................      26,600         650
KLA Tencor Corporation+...........       2,300          94
Linear Technology Corporation.....       3,200         124
Micron Technology, Incorporated+..       1,900          43
Microchip Technology,
  Incorporated+...................       1,100          34
Semtech Corporation+..............         800          30
Teradyne, Incorporated+...........         300           7
Texas Instruments, Incorporated...         300           8
Xilinx, Incorporated+.............       4,200         128
                                                   -------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS..................                   1,422
                                                   -------
SOFTWARE - 7.60%
Adobe Systems, Incorporated.......       2,700          71
Bea Systems, Incorporated+........       1,300          16
Citrix Systems, Incorporated+.....         300           7
Electronic Arts+..................         200          10
Imation Corporation+..............       1,600          34
Intuit+...........................         300          12
i2 Technologies+..................         400           2
Mentor Graphics Corporation+......       1,100          21
Microsoft Corporation+............      20,700       1,204
Openwave Systems, Incorporated+...         300           2
Oracle Corporation+...............      13,400         182
Peoplesoft, Incorporated+.........       1,800          54
Peregrine Systems,
  Incorporated+...................       4,900          71
Siebel Systems, Incorporated+.....       2,900          47
Sybase, Incorporated+.............       1,500          20
Veritas Software Corporation+.....       2,000          57
                                                   -------
    TOTAL SOFTWARE................                   1,810
                                                   -------
    TOTAL INFORMATION
      TECHNOLOGY..................                   6,433
                                                   -------
MATERIALS - 0.25%
CHEMICALS - 0.12%
PPG Industries, Incorporated......         600          29
                                                   -------
    TOTAL CHEMICALS...............                      29
                                                   -------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
METALS & MINING - 0.13%
Alcoa, Incorporated...............         500     $    16
Consol Energy, Incorporated.......         500          14
                                                   -------
    TOTAL CONTAINERS &
      PACKAGING...................                      30
                                                   -------
    TOTAL MATERIALS...............                      59
                                                   -------
TELECOMMUNICATION SERVICES - 2.10%
DIVERSIFIED TELECOMMUNICATION - 1.26%
Adelphia Communications
  Corporation+....................       1,000          22
BCE, Incorporated.................       2,500          55
Metromedia Fiber Network,
  Incorporated+...................         600           -
Qwest Communications
  International, Incorporated.....       1,700          22
Telephone & Data Systems,
  Incorporated+...................         200          18
Verizon Communications............       3,300         164
WorldCom, Incorporated - WorldCom
  Group+..........................         200           3
WorldCom, Incorporated - MCI
  Group+..........................       1,200          14
XO Communications,
  Incorporated+...................         300           -
                                                   -------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION...........                     298
                                                   -------
WIRELESS TELECOMMUNICATION SERVICE - 0.84%
American Tower Corporation+.......       1,600          18
AT&T Wireless Services,
  Incorporated+...................       2,100          30
Sprint Corporation+...............       5,200         116
United States Cellular
  Corporation+....................         800          36
                                                   -------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE...                     200
                                                   -------
    TOTAL TELECOMMUNICATION
      SERVICES....................                     498
                                                   -------
UTILITIES - 1.33%
ELECTRIC UTILITIES - 0.24%
CMS Energy Corporation............       1,700          37
Edison International+.............         100           1
PG&E Corporation+.................       1,000          18
                                                   -------
    TOTAL ELECTRIC UTILITIES......                      56
                                                   -------
GAS UTILITIES - 0.23%
El Paso Corporation...............       1,100          54
                                                   -------
    TOTAL GAS UTILITIES...........                      54
                                                   -------
MULTI-UTILITIES - 0.86%
Dynegy, Incorporated..............       5,300         190
Enron Corporation.................       1,100          15
                                                   -------
    TOTAL MULTI-UTILITIES.........                     205
                                                   -------
    TOTAL UTILITIES...............                     315
                                                   -------
    TOTAL COMMON STOCK............                  23,214
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 15.88%
American Select Cash Reserve
  Fund............................   3,782,184     $ 3,782
                                                   -------
    TOTAL SHORT-TERM
      INVESTMENTS.................                   3,782
                                                   -------
    TOTAL INVESTMENTS - 113.40%
      (COST $31,514)..............                  26,996
                                                   -------
LIABILITIES, NET OF OTHER
  ASSETS - (13.40%)...............                  (3,191)
                                                   -------
TOTAL NET ASSETS - 100%...........                 $23,805
                                                   =======

---------------

Based on the cost of investments of $32,736 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $476, the aggregate gross unrealized depreciation was $6,216 and the net unrealized depreciation of investments was $5,740.

ABBREVIATIONS:

+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     -------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 83.83%
CABLE/MEDIA - 5.48%
Pegasus Media & Communications, Incorporated, 12.50%, Due
  7/1/2005..................................................  $    1,000     $   875
Telemundo Holdings, Incorporated, 11.50%, Due 8/15/2008.....       1,250       1,177
TV Azteca S A DE C V, 10.50%, Due 2/15/2007.................       1,000         865
                                                                             -------
    TOTAL CABLE/MEDIA.......................................                   2,917
                                                                             -------
CASINO/GAMING - 11.51%
Anchor Gaming, 9.875%, Due 10/15/2008.......................       1,750       1,897
Aztar Corporation, 9.00%, Due 8/15/2011, 144A (Note A)......       1,500       1,511
Horseshoe Gaming, LLC, 9.375%, Due 6/15/2007................       1,480       1,560
Park Place Entertainment Corporation, 8.125%, Due 5/15/2011,
  144A (Note A).............................................       1,250       1,162
                                                                             -------
    TOTAL CASINO/GAMING.....................................                   6,130
                                                                             -------
CHEMICALS - 4.72%
IMC Global, Incorporated, 11.25%, Due 6/1/2011, 144A (Note
  A)........................................................       1,500       1,530
Macdermid, Incorporated, 9.125%, Due 7/15/2011, 144A (Note
  A)........................................................       1,000         985
                                                                             -------
    TOTAL CHEMICALS.........................................                   2,515
                                                                             -------
CONSTRUCTION & ENGINEERING - 2.86%
Schuler Homes, 9.375%, Due 7/15/2009, 144A (Note A).........       1,500       1,522
                                                                             -------
    TOTAL CONSTRUCTION & ENGINEERING........................                   1,522
                                                                             -------
CONSUMER PRODUCTS - 8.98%
American Greetings Corporation, 6.10%, Due 8/1/2028.........         500         425
Bausch & Lomb, Incorporated, 7.125%, Due 8/1/2028...........       2,178       1,738
Dimon, Incorporated, 9.625%, Due 10/15/2011, 144A (Note
  A)........................................................       1,000       1,025
Office Depot, Incorporated, 10.00%, Due 7/15/2008, 144A
  (Note A)..................................................       1,500       1,597
                                                                             -------
    TOTAL CONSUMER PRODUCTS.................................                   4,785
                                                                             -------
ENERGY - 7.04%
Calpine CDA Energy Findings ULC, 8.50%, Due 5/1/2008........         500         501
Frontier Oil Corporation, 11.75%, Due 11/15/2009............       1,000       1,060
PG&E National Energy Group, Incorporated, 10.375%, Due
  5/16/2011, 144A (Note A)..................................       1,500       1,692
Westport Resources Corporation, 8.25%, Due 11/1/2011, 144A
  (Note A)..................................................         500         500
                                                                             -------
    TOTAL ENERGY............................................                   3,753
                                                                             -------
FOOD/RESTAURANT - 4.17%
FM 1993A Corporation (Jack in the Box), 9.75%, Due
  11/1/2003.................................................       1,500       1,522
SC International Services, Incorporated, 9.25%, Due
  9/1/2007..................................................       1,750         700
                                                                             -------
    TOTAL FOOD/RESTAURANT...................................                   2,222
                                                                             -------
INDUSTRIAL - 13.55%
AAF McQuay, Incorporated, 8.875%, Due 2/15/2003.............       2,000       1,990
Day International Group, Incorporated, 11.125%, Due
  6/1/2005..................................................       1,500       1,365
Flowserve Corporation, 12.25%, Due 8/15/2010................       1,250       1,331
Hanover Equipment Trust, 8.75%, Due 9/1/2011, 144A (Note
  A)........................................................       1,500       1,560
Nortek, Incorporated, 9.25%, Due 3/15/2007..................       1,000         970
                                                                             -------
    TOTAL INDUSTRIAL........................................                   7,216
                                                                             -------
MEDICAL/HEALTHCARE - 8.67%
Alaris Medical Systems, Incorporated, 11.625, Due 12/1/2006,
  144A (Note A).............................................       1,000       1,058
Bio Radiation Labs, Incorporated, 11.625%, Due 2/15/2007....       1,500       1,676
Insight Health Services Corporation, 9.875%, Due 11/1/2011,
  144A (Note A).............................................         500         518
Omega Healthcare Investments, Incorporated, 6.95%, Due
  6/15/2002.................................................         500         473
Prime Medical Services, Incorporated, 8.75%, Due 4/1/2008...       1,000         895
                                                                             -------
    TOTAL MEDICAL/HEALTHCARE................................                   4,620
                                                                             -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     -------
                                                              (DOLLARS IN THOUSANDS)
RETAIL - 4.86%
AutoNation, Incorporated, 9.00%, Due 8/1/2008, 144A (Note
  A)........................................................  $    1,750     $ 1,724
Woolworth Corporation, 8.50%, Due 1/15/2022.................       1,000         867
                                                                             -------
    TOTAL RETAIL............................................                   2,591
                                                                             -------
SATELLITE - 1.67%
CD Radio, Incorporated, 15.00%, Due 12/1/2007...............         850         161
Orion Network Systems, Incorporated, 11.25%, Due
  1/15/2007.................................................         750         375
Orion Network Systems, Incorporated, 12.50%, Due
  1/15/2007.................................................         750         353
                                                                             -------
    TOTAL SATELLITE.........................................                     889
                                                                             -------
TECHNOLOGY - 2.78%
Comdisco, Incorporated, 6.00%, Due 1/30/2002+...............       1,000         800
i2 Technologies, 5.25%, Due 12/15/2006......................       1,000         681
                                                                             -------
    TOTAL TECHNOLOGY........................................                   1,481
                                                                             -------
TELECOM - 4.41%
GST Equipment FDG, Incorporated, 13.25%, Due 5/1/2007+......       2,500       1,375
Nortel Networks, Limited, 6.125%, Due 2/15/2006.............       1,250         974
                                                                             -------
    TOTAL TELECOM...........................................                   2,349
                                                                             -------
OTHER CORPORATE BONDS - 3.13%
LNR Property Corporation, 10.50%, Due 1/15/2009.............       1,000       1,000
Pacer International, Incorporated, 11.75%, Due 6/1/2007.....         200         156
Venture Holdings, Incorporated, 9.50%, Due 7/1/2005.........         750         514
                                                                             -------
    TOTAL OTHER CORPORATE BONDS.............................                   1,670
                                                                             -------
    TOTAL CORPORATE BONDS...................................                  44,660
                                                                             -------

                                                                SHARES
                                                              ----------
PREFERRED STOCKS - 3.79%
Paxson Communications Corporation+..........................       1,063       1,009
Pegasus Satellite Communications, Incorporated+.............       1,330       1,011
                                                                             -------
    TOTAL PREFERRED STOCKS..................................                   2,020
                                                                             -------
SHORT TERM INVESTMENTS - 15.08%
American Select Cash Reserve Fund...........................   6,128,137       6,128
Short-Term Investment Company Liquid Asset Fund.............   1,905,592       1,906
                                                                             -------
    TOTAL SHORT TERM INVESTMENTS............................                   8,034
                                                                             -------
    TOTAL INVESTMENTS - 102.70% (COST $55,117)..............                  54,714
                                                                             -------
LIABILITIES, NET OF OTHER ASSETS - (2.70%)..................                  (1,439)
                                                                             -------
TOTAL NET ASSETS - 100%.....................................                 $53,275
                                                                             =======

---------------

Based on the cost of investments of $55,117 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $1,726, the aggregate gross unrealized depreciation was $2,129, and the net unrealized depreciation of investments was $403.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,384 or 30.75% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
SA - Company
+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001
--------------------------------------------------------------------------------

                                                 LARGE CAP    SMALL CAP    INTERNATIONAL    EMERGING    INTERMEDIATE   SHORT-TERM
                                   BALANCED        VALUE        VALUE         EQUITY        MARKETS         BOND          BOND
                                  -----------   -----------   ----------   -------------   ----------   ------------   ----------
                                                        (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
   Cash.........................  $        --   $        --   $       20    $        --    $       --    $       --    $       --
   Investment in Portfolio, at
     value......................      695,296       674,455      140,813        934,300        22,111       155,451        85,974
   Receivable for fund shares
     sold.......................        1,160         2,236          660          3,825            47         1,746           903
   Other Assets.................           --            --           --             --             4            --            --
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
       TOTAL ASSETS.............      696,456       676,691      141,493        938,125        22,162       157,197        86,877
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
LIABILITIES:
   Payable for fund shares
     redeemed...................            5             2          116          2,984            --           219             1
   Dividends payable............           --            --           --             --            --             1             7
   Management fees payable (Note
     2).........................           41            10            1            150            --            15             3
   Other liabilities............           54            79            4            130             7            --            13
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
       TOTAL LIABILITIES........          100            91          121          3,264             7           235            24
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
NET ASSETS......................  $   696,356   $   676,600   $  141,372    $   934,861    $   22,155    $  156,962    $   86,853
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
ANALYSIS OF NET ASSETS:
   Paid-in-capital..............  $   654,473   $   681,126   $  135,254    $ 1,000,827    $   30,796    $  165,426    $   97,033
   Undistributed net investment
     income.....................       18,203        10,323        1,387         24,457           346            --            15
   Accumulated net realized gain
     (loss).....................        1,460        (4,706)       8,058         11,926        (4,140)      (13,888)      (12,062)
   Unrealized net appreciation
     (depreciation) of
     investments, futures
     contracts and foreign
     currency...................       22,220       (10,143)      (3,327)      (102,349)       (4,847)        5,424         1,867
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
NET ASSETS......................  $   696,356   $   676,600   $  141,372    $   934,861    $   22,155    $  156,962    $   86,853
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
Shares outstanding (no par
 value):
   Institutional Class..........   13,067,233       694,731      202,181     37,704,869       225,341     5,790,593       439,397
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   PlanAhead Class..............    1,024,657       876,924      102,905      8,390,994            --        28,989       130,737
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   AMR Class....................   43,652,556    45,621,296   11,772,494     21,779,077     3,106,004     9,301,633     8,474,252
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
Net asset value, offering and
 redemption price per share:
   Institutional Class..........  $     12.07   $     14.51   $    11.69    $     13.77    $     6.64    $    10.51    $     9.62
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   PlanAhead Class..............  $     11.88   $     14.00   $    11.64    $     13.58            --    $    10.34    $     9.62
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   AMR Class....................  $     12.06   $     14.34   $    11.71    $     13.86    $     6.65    $    10.30    $     9.60
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001
--------------------------------------------------------------------------------

                                                              LARGE CAP    HIGH YIELD
                                                                GROWTH        BOND
                                                              ----------   ----------
ASSETS:
   Investments in securities at value*......................  $   26,996   $   54,714
   Cash.....................................................          50           --
   Dividends and interest receivable........................           9        1,182
   Receivable for investments sold..........................          42          776
   Receivable for fund shares sold..........................         238           --
   Receivable for expense reimbursement.....................          --           --
                                                              ----------   ----------
       TOTAL ASSETS.........................................      27,335       56,672
                                                              ----------   ----------
LIABILITIES:
   Payable for investments purchased........................         130        1,091
   Payable upon return of securities loaned.................       3,325        1,906
   Payable for fund shares redeemed.........................          --          300
   Management and investment advisory fees payable (Note
     2).....................................................          41           92
   Other liabilities........................................          34            8
                                                              ----------   ----------
       TOTAL LIABILITIES....................................       3,530        3,397
                                                              ----------   ----------
NET ASSETS..................................................  $   23,805   $   53,275
                                                              ==========   ==========
ANALYSIS OF NET ASSETS:
   Paid-in-capital..........................................      34,793       54,492
   Accumulated undistributed investment income..............          --           --
   Accumulated net realized gain (loss).....................      (6,464)        (814)
   Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      (4,524)        (403)
                                                              ----------   ----------
NET ASSETS..................................................  $   23,805   $   53,275
                                                              ==========   ==========
Shares outstanding (no par value):
   Institutional Class......................................         109    5,426,121
                                                              ==========   ==========
   AMR Class................................................   4,195,318           --
                                                              ==========   ==========
Net asset value, offering and redemption price per share:
   Institutional Class......................................  $     5.66   $     9.82
                                                              ==========   ==========
   AMR Class................................................  $     5.67           --
                                                              ==========   ==========
   * Cost of investments....................................  $   31,514   $   55,117

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Year ended October 31, 2001
--------------------------------------------------------------------------------

                                             LARGE CAP   SMALL CAP   INTERNATIONAL       EMERGING       INTERMEDIATE   SHORT-TERM
                                  BALANCED     VALUE       VALUE        EQUITY           MARKETS            BOND          BOND
                                  --------   ---------   ---------   -------------   ----------------   ------------   ----------
                                                                          (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIO:
    Interest income.............  $19,507    $  1,665     $   639      $   3,120         $    58          $ 6,302        $4,406
    Dividend income (net of
      foreign taxes of $88, $164
      $4,265, $44 and $2 in
      Balanced, Large Cap Value,
      Small Cap Value,
      International Equity and
      Emerging Markets
      Portfolios,
      respectively).............   10,115      16,692       1,617         19,692             591               --            --
    Income derived from
      securities lending, net...      162         110          53          1,457              24               50            16
    Income derived from
      commission recapture......       22          67           6            159              --               --            --
    Portfolio expenses..........   (2,415)     (2,564)       (636)        (5,222)           (258)            (281)         (184)
                                  -------    --------     -------      ---------         -------          -------        ------
        NET INVESTMENT INCOME
          ALLOCATED FROM
          PORTFOLIO.............   27,391      15,970       1,679         19,206             415            6,071         4,238
                                  -------    --------     -------      ---------         -------          -------        ------
FUND EXPENSES:
    Administrative service fees
      (Note 2):
      Institutional Class.......      405          20           6          1,437               2              111             9
      PlanAhead Class...........       30          33           2            265              --               --             2
    Transfer agent fees:
      Institutional Class.......       29           3          --             66              --               --            --
      PlanAhead Class...........       --           4          --             67              --               --            --
      AMR Class.................       19          20           3             --               1                3             2
    Professional fees...........       14          13           1             31              20                1            --
    Registration fees and
      expenses..................       27           7          26             33              --               17            24
    Service Fees -- PlanAhead
      Class (Note 2)............       30          33           2            265              --                1             2
    Printing and postage fees...       31          50           6             62               2                2             2
    Fund accounting fees........       27          25           2             99               1                1             4
    Other expenses..............       24          37           2             55               2               --             1
                                  -------    --------     -------      ---------         -------          -------        ------
        TOTAL FUND EXPENSES.....      636         245          50          2,380              28              136            46
                                  -------    --------     -------      ---------         -------          -------        ------
NET INVESTMENT INCOME...........   26,755      15,725       1,629         16,826             387            5,935         4,192
                                  -------    --------     -------      ---------         -------          -------        ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ALLOCATED FROM
  PORTFOLIO:
    Net realized gain (loss) on
      investments, futures
      contracts and foreign
      currency transactions.....    7,528       9,605       7,894        (43,102)         (4,061)           2,413           342
    Change in net unrealized
      appreciation or
      depreciation of
      investments, futures
      contracts, and foreign
      currency translations.....   (5,971)    (37,400)     (2,357)      (155,730)         (1,102)           5,553         2,581
                                  -------    --------     -------      ---------         -------          -------        ------
        NET GAIN (LOSS) ON
          INVESTMENTS...........    1,557     (27,795)      5,537       (198,832)         (5,163)           7,966         2,923
                                  -------    --------     -------      ---------         -------          -------        ------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................  $28,312    $(12,070)    $ 7,166      $(182,006)        $(4,776)         $13,901        $7,115
                                  =======    ========     =======      =========         =======          =======        ======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                               LARGE CAP       HIGH YIELD
                                                                GROWTH            BOND
                                                              -----------   -----------------
                                                              YEAR ENDED    DECEMBER 29, 2000
                                                              OCTOBER 31,          TO
                                                                 2001       OCTOBER 31, 2001
                                                              -----------   -----------------
                                                                      (IN THOUSANDS)
INVESTMENT INCOME:
    Investment Income Allocated from Portfolio..............    $    47          $    --
    Interest income.........................................         11            3,780
    Dividend income.........................................         96               60
    Income derived from securities lending, net.............          5               --
    Expenses Allocated from Portfolio.......................        (45)              --
                                                                -------          -------
        TOTAL INVESTMENT INCOME.............................        114            3,840
                                                                -------          -------
EXPENSES:
    Management and investment advisory fees (Note 2)........         90              270
    Administrative service fees (Note 2)....................         --              104
    Transfer agent fees.....................................          1                5
    Custodian fees..........................................         --               25
    Professional fees.......................................          9               23
    Other expenses..........................................          2                9
                                                                -------          -------
        Total expenses                                              102              436
                                                                -------          -------
    Less fees waived (Note 2)...............................          5               69
                                                                -------          -------
        NET EXPENSES........................................         97              367
                                                                -------          -------
NET INVESTMENT INCOME.......................................         17            3,473
                                                                -------          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
    Investments.............................................     (5,062)            (814)
    Futures.................................................        (20)              --
Net realized gain/(loss) allocated from Portfolio...........     (1,192)              --
Change in net unrealized appreciation or depreciation of:
    Investments.............................................        872             (403)
    Futures contracts.......................................         32               --
Net change in unrealized gain/(loss) allocated from
  Portfolio.................................................     (4,562)              --
                                                                -------          -------
        NET GAIN (LOSS) ON INVESTMENTS......................     (9,932)          (1,217)
                                                                -------          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(9,915)         $ 2,256
                                                                =======          =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
Year ended October 31,
--------------------------------------------------------------------------------

                                                                      BALANCED               LARGE CAP VALUE
                                                              ------------------------   ------------------------
                                                                 2001         2000          2001         2000
                                                              ----------   -----------   ----------   -----------
                                                                                (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)............................  $   26,755   $    39,223   $   15,725   $    32,034
    Net realized gain (loss) on investments, futures
      contracts and foreign currency transactions...........       7,528        (4,982)       9,605        14,998
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts and foreign currency
      translations..........................................      (5,971)          (67)     (37,400)      (41,741)
                                                              ----------   -----------   ----------   -----------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................      28,312        34,174      (12,070)        5,291
                                                              ----------   -----------   ----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................      (8,033)       (5,437)        (215)         (425)
      PlanAhead Class.......................................        (657)         (881)        (430)         (624)
      AMR Class.............................................     (30,807)      (34,604)     (28,979)      (36,251)
    Net realized gain on investments:
      Institutional Class...................................          --        (8,250)        (211)       (3,773)
      PlanAhead Class.......................................          --        (1,500)        (381)       (4,420)
      AMR Class.............................................          --       (49,148)     (22,595)     (209,116)
                                                              ----------   -----------   ----------   -----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (39,497)      (99,820)     (52,811)     (254,609)
                                                              ----------   -----------   ----------   -----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................      80,455       254,914       66,379       157,081
    Reinvestment of dividends and distributions.............      39,419        99,537       52,727       252,788
    Cost of shares redeemed.................................    (209,896)     (494,499)    (133,837)     (853,831)
                                                              ----------   -----------   ----------   -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS................................     (90,022)     (139,998)     (14,731)     (443,962)
                                                              ----------   -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................    (101,207)     (205,644)     (79,612)     (693,280)
                                                              ----------   -----------   ----------   -----------
NET ASSETS:
    Beginning of period.....................................     797,563     1,003,207      756,212     1,449,492
                                                              ----------   -----------   ----------   -----------
    END OF PERIOD*..........................................  $  696,356   $   797,563   $  676,600   $   756,212
                                                              ==========   ===========   ==========   ===========
    * Includes undistributed net investment income of.......  $   18,203   $    30,945   $   10,323   $    24,222
                                                              ==========   ===========   ==========   ===========

---------------

(1) For the period July 31 to October 31, 2000.

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     SMALL CAP VALUE        INTERNATIONAL EQUITY       EMERGING MARKETS       INTERMEDIATE BOND       SHORT-TERM BOND
  ---------------------   -------------------------   -------------------   ---------------------   --------------------
    2001        2000         2001          2000         2001     2000(1)      2001        2000        2001       2000
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
                                                      (IN THOUSANDS)
  $   1,629   $   1,230   $    16,826   $    24,169   $    387   $     (9)  $   5,935   $   6,616   $  4,192   $   4,449
      7,894       1,205       (43,102)      135,724     (4,061)       (60)      2,413     (12,732)       342      (1,203)
     (2,357)      6,149      (155,730)     (111,744)    (1,102)    (3,745)      5,553       8,412      2,581         491
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
      7,166       8,584      (182,006)       48,149     (4,776)    (3,814)     13,901       2,296      7,115       3,737
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
        (36)        (10)       (7,034)       (9,596)        --         --      (2,456)     (3,735)      (227)       (297)
         (7)         --          (733)         (795)        --         --         (11)        (29)       (49)        (37)
     (1,259)       (476)       (6,171)      (11,730)       (41)        --      (3,468)     (2,852)    (3,916)     (4,115)
        (32)        (39)      (39,278)      (50,293)        --         --          --          --         --          --
         (6)         (1)       (5,340)       (5,090)        --         --          --          --         --          --
       (941)     (1,172)      (28,007)      (53,828)       (19)        --          --          --         --          --
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
     (2,281)     (1,698)      (86,563)     (131,332)       (60)        --      (5,935)     (6,616)    (4,192)     (4,449)
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
    108,096      34,995     1,024,457     1,443,349     14,213     22,330     145,591      45,159     35,204      16,024
      2,281       1,698        82,222       124,734         60         --       5,914       6,547      4,115       4,328
    (30,000)    (54,322)   (1,005,127)   (1,648,140)    (4,591)    (1,207)    (43,281)   (260,032)   (16,279)    (32,189)
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
     80,377     (17,629)      101,552       (80,057)     9,682     21,123     108,224    (208,326)    23,040     (11,837)
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
     85,262     (10,743)     (167,017)     (163,240)     4,846     17,309     116,190    (212,646)    25,963     (12,549)
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
     56,110      66,853     1,101,878     1,265,118     17,309         --      40,772     253,418     60,890      73,439
  ---------   ---------   -----------   -----------   --------   --------   ---------   ---------   --------   ---------
  $ 141,372   $  56,110   $   934,861   $ 1,101,878   $ 22,155   $ 17,309   $ 156,962   $  40,772   $ 86,853   $  60,890
  =========   =========   ===========   ===========   ========   ========   =========   =========   ========   =========
  $   1,387   $   1,060   $    24,457   $    21,569   $    346   $     --   $      --   $      --   $     15   $      15
  =========   =========   ===========   ===========   ========   ========   =========   =========   ========   =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  LARGE CAP GROWTH          HIGH YIELD BOND
                                                              -------------------------   -------------------
                                                              YEAR ENDED    JULY 31 TO     DECEMBER 29, 2000
                                                              OCTOBER 31,   OCTOBER 31,     TO OCTOBER 31,
                                                                 2001          2000              2001
                                                              -----------   -----------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $    17       $    11           $ 3,473
    Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions..........     (6,274)         (190)             (814)
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign currency
      translations..........................................     (3,658)         (866)             (403)
                                                                -------       -------           -------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................     (9,915)       (1,045)            2,256
                                                                -------       -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................         --            --            (3,473)
      AMR Class.............................................        (33)           --                --
                                                                -------       -------           -------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................        (33)           --            (3,473)
                                                                -------       -------           -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................     21,362        25,502            58,087
    Reinvestment of dividends and distributions.............         33            --             3,473
    Cost of shares redeemed.................................     (7,148)       (4,951)           (7,068)
                                                                -------       -------           -------
        NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
          TRANSACTIONS......................................     14,247        20,551            54,492
                                                                -------       -------           -------
NET INCREASE IN NET ASSETS..................................      4,299        19,506            53,275
                                                                -------       -------           -------
NET ASSETS:
    Beginning of period.....................................     19,506            --                --
                                                                -------       -------           -------
    END OF PERIOD*..........................................    $23,805       $19,506           $53,275
                                                                =======       =======           =======
    * Includes undistributed net investment income of.......    $    --       $    11           $    --
                                                                =======       =======           =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage Intermediate Bond Fund, the American AAdvantage Short-Term Bond Fund, the American AAdvantage Large Cap Growth Fund, and the American AAdvantage High Yield Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     Each Fund, other than the High Yield Bond Fund, has multiple classes of shares. Differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Each Fund, other than the Large Cap Growth and the High Yield Bond Funds, invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-ended diversified management investment company. Each AMR Investment Services Portfolio (each a "Portfolio" and collectively the "Portfolios") has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio.

                                                                                              % OF PORTFOLIO
                                                                                             HELD BY FUND AT
AMERICAN AADVANTAGE:        AMR INVESTMENT SERVICES TRUST:                                   OCTOBER 31, 2001
--------------------        ------------------------------                                   ----------------
Balanced Fund               Balanced Portfolio.......................................             99.66%
Large Cap Value Fund        Large Cap Value Portfolio................................             99.31%
Small Cap Value Fund        Small Cap Value Portfolio................................             99.80%
International Equity Fund   International Equity Portfolio...........................             94.26%
Emerging Markets Fund       Emerging Markets Portfolio...............................            100.00%
Intermediate Bond Fund      Intermediate Bond Portfolio..............................             99.89%
Short-Term Bond Fund        Short-Term Bond Portfolio................................             98.15%

     The financial statements of the Portfolios, including Notes to the Financial Statements, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The Notes to Financial Statements of the Portfolios include a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

     Prior to March 1, 2001, the Large Cap Growth Fund invested all of its investable assets in the AMR Investment Services Large Cap Growth Portfolio. On February 28, 2001, the Large Cap Growth Fund withdrew its interest in the Large Cap Growth Portfolio. The Fund received a distribution of cash and securities from the Portfolio with a market value equal to the Fund's investment in the Portfolio at the close of business on February 28, 2001, which totaled approximately $18,005,000.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

     Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts. In addition, income on the Intermediate Bond Fund is adjusted for amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Funds investing in a Portfolio record their share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of each Portfolio is allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination.

  Futures Contracts

     The Large Cap Growth and High Yield Bond Funds may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Large Cap Growth and High Yield Bond Funds may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At October 31, 2001, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                            AMOUNT       EXPIRES
----                                                          -----------   ---------
International Equity........................................  $33,350,947     2009
Emerging Markets............................................    2,854,062     2009
Intermediate Bond...........................................   13,865,054   2007-2009
Short-Term Bond.............................................   12,096,856   2002-2009
Large Cap Growth............................................    5,214,592   2008-2009
High Yield Bond.............................................      814,416     2009

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a class of shares are charged to that class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting policy will not affect the Portfolios' net assets, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Portfolios have not adopted this accounting policy. The Portfolios expect that the impact of the adoption of this accounting policy will not be material to the Financial Statements.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Small Cap Value, International Equity, Emerging Markets, Intermediate Bond and Short-Term Bond Funds are invested in the corresponding Portfolio of the AMR Investment Services Trust. Management Fees paid by the Portfolios are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Large Cap Growth and High Yield Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Large Cap Growth Fund and the High Yield Bond Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Large Cap Growth Fund..............................  .45%-.70%       $ 90           $ 76             $14
High Yield Bond Fund...............................       .55%        270            219              51

     Through February 28, 2001, the Large Cap Growth Fund invested all of its investable assets in the AMR Investment Services Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"). Management fees paid by the Large Cap Growth Portfolio from November 1, 2000 through February 28, 2001 were as follows:

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Large Cap Growth Portfolio.........................  .45%-.70%       $ 38           $ 32             $ 6

     During the period ended October 31, 2001, management fees waived were as follows (in thousands):

                                                              WAIVED BY
                                                              INVESTMENT   WAIVED BY
                                                               ADVISER      MANAGER
                                                              ----------   ----------
Large Cap Growth Fund.......................................    $   0        $   5
High Yield Bond Fund........................................    $34.5        $34.5

  Administrative Service Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of
 .25% of the average daily net assets of the Institutional and PlanAhead Classes of each of the Funds.

  Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the management fees received by the Manager

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

  Investment in Affiliated Funds

     The Large Cap Growth Fund and the High Yield Bond Fund may invest in the American Select Cash Reserve Fund (the "Reserve Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Reserve Fund are recorded as interest income in the accompanying financial statements and totaled $10,400 and $262,300 during the period for the Large Cap Growth Fund and the High Yield Bond Fund, respectively.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2001, the cost of air transportation was not material to any of the Portfolios. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $20,000 plus $1,250 for each Board meeting attended.

3. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2001 (excluding short-term investments) are as follows (in thousands):

                                                              LARGE CAP   HIGH YIELD
                                                               GROWTH        BOND
                                                                FUND         FUND
                                                              ---------   ----------
Purchases...................................................   $31,104     $108,376
Proceeds from sales.........................................   $17,134     $ 61,811

4. SECURITIES LENDING

     The Large Cap Growth and High Yield Bond Funds participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Funds receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Funds also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

may occur during the term of the loan will be for the account of the Fund. At October 31, 2001, the Funds had securities on loan as follows:

                                           MARKET VALUE OF
FUND                                      SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
----                                      ------------------   -------------------   ---------------
Large Cap Growth........................      $3,217,766             $15,239           $3,325,013
High Yield Bond Fund....................       1,839,688                  --            1,905,592

     The Custodian for the Large Cap Growth Fund invested the cash collateral in the Reserve Fund.

     The Manager serves as Trustee and as investment adviser to the Reserve Fund. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets.

5. FUTURES CONTRACTS

     A summary of obligations under these financial instruments at October 31, 2001 is as follows:

                                                                                                   UNREALIZED
                                                                                       MARKET    APPRECIATION/
TYPE OF FUTURE                                               EXPIRATION   CONTRACTS    VALUE     (DEPRECIATION)
--------------                                               ----------   ---------   --------   --------------
LARGE CAP GROWTH FUND:
  S&P 500 Index............................................  Dec. 2001        5       $265,175      $(5,763)

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Period Ended October 31, 2001

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
BALANCED FUND                                   SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
-------------                                   -------    ---------    ------    ---------    -------    ---------
Shares sold.................................      1,350    $  16,124      561     $   6,801      4,693    $  57,530
Reinvestment of dividends...................        680        7,958       57           655      2,640       30,806
Shares redeemed.............................    (10,220)    (124,307)    (557)       (6,710)    (6,473)     (78,879)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding...............................     (8,190)   $(100,225)      61     $     746        860    $   9,457
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
LARGE CAP VALUE FUND                            SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
--------------------                            -------    ---------    ------    ---------    -------    ---------
Shares sold.................................        850    $  13,404      533     $   8,137      2,908    $  44,838
Reinvestment of dividends...................         23          345       56           807      3,535       51,575
Shares redeemed.............................       (658)     (10,263)    (459)       (6,996)    (7,634)    (116,578)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding...............................        215    $   3,486      130     $   1,948     (1,191)   $ (20,165)
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
SMALL CAP VALUE FUND                            SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
--------------------                            -------    ---------    ------    ---------    -------    ---------
Shares sold.................................          4    $      45      181     $   2,078      8,767    $ 105,973
Reinvestment of dividends...................          7           68        1            13        224        2,200
Shares redeemed.............................         (2)         (25)    (124)       (1,406)    (2,538)     (28,569)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase in capital shares
  outstanding...............................          9    $      88       58     $     685      6,453    $  79,604
                                                =======    =========    ======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
INTERNATIONAL EQUITY FUND                      SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
-------------------------                      -------    ---------    -------    ---------    -------    ---------
Shares sold................................     33,316    $ 519,545     30,224    $ 463,598      2,591    $  41,314
Reinvestment of dividends..................      2,538       42,101        362        5,943      2,051       34,178
Shares redeemed............................    (30,893)    (484,136)   (27,030)    (414,258)    (6,573)    (106,733)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      4,961    $  77,510      3,556    $  55,283     (1,931)   $ (31,241)
                                               =======    =========    =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS          AMR CLASS
                                                --------------------    -------------------
EMERGING MARKETS FUND                           SHARES      AMOUNT      SHARES     AMOUNT
---------------------                           -------    ---------    ------    ---------
Shares sold.................................        225    $   1,732    1,612     $  12,481
Reinvestment of dividends...................          0            0        8            60
Shares redeemed.............................          0           (1)    (631)       (4,590)
                                                -------    ---------    ------    ---------
Net increase in capital shares
  outstanding...............................        225    $   1,731      989     $   7,951
                                                =======    =========    ======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
INTERMEDIATE BOND FUND                          SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
----------------------                          -------    ---------    ------    ---------    -------    ---------
Shares sold.................................      7,020    $  70,170      279     $   2,809      7,281    $  72,612
Reinvestment of dividends...................        240        2,438        1            10        349        3,466
Shares redeemed.............................     (1,481)     (15,134)    (262)       (2,631)    (2,584)     (25,516)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase in capital shares
  outstanding...............................      5,779    $  57,474       18     $     188      5,046    $  50,562
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
SHORT-TERM BOND FUND                            SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
--------------------                            -------    ---------    ------    ---------    -------    ---------
Shares sold.................................        316    $   2,956      232     $   2,192      3,179    $  30,056
Reinvestment of dividends...................         16          152        5            47        416        3,916
Shares redeemed.............................       (293)      (2,734)    (159)       (1,507)    (1,287)     (12,038)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase in capital shares
  outstanding...............................         39    $     374       78     $     732      2,308    $  21,934
                                                =======    =========    ======    =========    =======    =========

                                                     AMR CLASS
                                                --------------------
LARGE CAP GROWTH FUND                           SHARES      AMOUNT
---------------------                           -------    ---------
Shares sold.................................      3,188    $  21,362
Reinvestment of dividends...................          4           33
Shares redeemed.............................     (1,040)      (7,148)
                                                -------    ---------
Net increase in capital shares
  outstanding...............................      2,152    $  14,247
                                                =======    =========

                                                INSTITUTIONAL CLASS
                                                --------------------
HIGH YIELD BOND FUND                            SHARES      AMOUNT
--------------------                            -------    ---------
Shares sold.................................      5,784    $  58,087
Reinvestment of dividends...................        345        3,473
Shares redeemed.............................       (703)      (7,068)
                                                -------    ---------
Net increase in capital shares
  outstanding...............................      5,426    $  54,492
                                                =======    =========

Year Ended October 31, 2000

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
BALANCED FUND                                   SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
-------------                                   -------    ---------    ------    ---------    -------    ---------
Shares sold.................................     16,331    $ 187,833      558     $   6,707      5,170    $  60,374
Reinvestment of dividends...................      1,200       13,533      202         2,252      7,445       83,752
Shares redeemed.............................     (6,996)     (79,591)   (1,574)     (17,944)   (34,423)    (396,914)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding...............................     10,535    $ 121,775     (814)    $  (8,985)   (21,808)   $(252,788)
                                                =======    =========    ======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
LARGE CAP VALUE FUND                           SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
--------------------                           -------    ---------    -------    ---------    -------    ---------
Shares sold................................      6,096    $  87,689      1,013    $  16,422      3,612    $  52,970
Reinvestment of dividends..................        221        3,155        307        4,265     17,304      245,368
Shares redeemed............................     (8,247)    (124,677)    (1,664)     (24,306)   (47,844)    (704,848)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................     (1,930)   $ (33,833)      (344)   $  (3,619)   (26,928)   $(406,510)
                                               =======    =========    =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
SMALL CAP VALUE FUND                           SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
--------------------                           -------    ---------    -------    ---------    -------    ---------
Shares sold................................        502    $   4,405        119    $   1,096      3,192    $  29,494
Reinvestment of dividends..................          6           49         --            2        186        1,647
Shares redeemed............................       (547)      (4,916)       (84)        (760)    (5,183)     (48,646)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................        (39)   $    (462)        35    $     338     (1,805)   $ (17,505)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
INTERNATIONAL EQUITY FUND                      SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
-------------------------                      -------    ---------    -------    ---------    -------    ---------
Shares sold................................     43,080    $ 811,615     24,349    $ 450,730      9,406    $ 181,004
Reinvestment of dividends..................      2,845       53,490        306        5,685      3,474       65,559
Shares redeemed............................    (44,277)    (837,922)   (22,989)    (428,508)   (20,132)    (381,710)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      1,648    $  27,183      1,666    $  27,907     (7,252)   $(135,147)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS          AMR CLASS
                                               --------------------    --------------------
EMERGING MARKETS FUND                          SHARES      AMOUNT      SHARES      AMOUNT
---------------------                          -------    ---------    -------    ---------
Shares sold................................         --    $       1      2,244    $  22,329
Reinvestment of dividends..................         --           --         --           --
Shares redeemed............................         --           --       (128)      (1,207)
                                               -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................         --    $       1      2,116    $  21,122
                                               =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
INTERMEDIATE BOND FUND                         SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
----------------------                         -------    ---------    -------    ---------    -------    ---------
Shares sold................................      2,036    $  19,268         32    $     304      2,711    $  25,587
Reinvestment of dividends..................        391        3,687          3           30        300        2,830
Shares redeemed............................    (23,835)    (224,086)      (185)      (1,745)    (3,627)     (34,201)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................    (21,408)   $(201,131)      (150)   $  (1,411)      (616)   $  (5,784)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
SHORT-TERM BOND FUND                           SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
--------------------                           -------    ---------    -------    ---------    -------    ---------
Shares sold................................        566    $   5,199        154    $   1,425      1,023    $   9,400
Reinvestment of dividends..................         20          182          3           31        449        4,115
Shares redeemed............................       (726)      (6,674)      (281)      (2,594)    (2,495)     (22,921)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................       (140)   $  (1,293)      (124)   $  (1,138)    (1,023)   $  (9,406)
                                               =======    =========    =======    =========    =======    =========

                                                INSTITUTIONAL CLASS          AMR CLASS
                                                --------------------    -------------------
LARGE CAP GROWTH FUND                           SHARES      AMOUNT      SHARES     AMOUNT
---------------------                           -------    ---------    ------    ---------
Shares sold.................................         --    $       1    2,533     $  25,501
Reinvestment of dividends...................         --           --       --            --
Shares redeemed.............................         --           --     (490)       (4,951)
                                                -------    ---------    ------    ---------
Net increase in capital shares
  outstanding...............................         --    $       1    2,043     $  20,550
                                                =======    =========    ======    =========

--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                 INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2001(E F)     2000(B)      1999       1998       1997
                                                              -----------   ---------   --------   --------   --------
Net asset value, beginning of period........................   $  12.27     $  13.01    $  14.56   $  16.18   $  15.14
                                                               --------     --------    --------   --------   --------
Income from investment operations:
   Net investment income(A D)...............................       0.51         0.58        0.50       0.51       0.63
   Net gains (losses) on securities (both realized and
     unrealized)(D).........................................      (0.03)       (0.03)      (0.39)      0.76       2.16
                                                               --------     --------    --------   --------   --------
Total income from investment operations.....................       0.48         0.55        0.11       1.27       2.79
                                                               --------     --------    --------   --------   --------
Less distributions:
   Dividends from net investment income.....................      (0.68)       (0.51)      (0.49)     (0.63)     (0.59)
   Distributions from net realized gains on securities......         --        (0.78)      (1.17)     (2.26)     (1.16)
                                                               --------     --------    --------   --------   --------
Total distributions.........................................      (0.68)       (1.29)      (1.66)     (2.89)     (1.75)
                                                               --------     --------    --------   --------   --------
Net asset value, end of period..............................   $  12.07     $  12.27    $  13.01   $  14.56   $  16.18
                                                               ========     ========    ========   ========   ========
Total return................................................       4.07%        5.13%       0.53%      9.04%     20.04%
                                                               ========     ========    ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................   $157,775     $260,880    $139,519   $145,591   $148,176
   Ratios to average net assets (annualized):
       Expenses(D)..........................................       0.62%        0.61%       0.59%      0.59%      0.60%
       Net investment income(D).............................       3.56%        4.39%       3.55%      3.54%      3.88%
   Portfolio turnover rate(C)...............................        122%         121%         90%        87%       105%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

(C) The American AAdvantage Balanced Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rates is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio.

(E) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                      PLANAHEAD CLASS                                                    AMR CLASS
 ---------------------------------------------------------     -------------------------------------------------------------
                  YEAR ENDED OCTOBER 31,                                          YEAR ENDED OCTOBER 31,
 ---------------------------------------------------------     -------------------------------------------------------------
 2001(E F)     2000(B)      1999        1998        1997       2001(E F)     2000(B)        1999         1998         1997
 ---------     -------     -------     -------     -------     ---------     --------     --------     --------     --------
  $ 12.08      $ 12.79     $ 14.35     $ 16.03     $ 15.03     $  12.27      $  13.02     $  14.57     $  16.23     $  15.18
  -------      -------     -------     -------     -------     --------      --------     --------     --------     --------
     0.51         0.53        0.44        0.47        0.63         0.56          0.61         0.54         0.55         0.70
    (0.06)          --       (0.39)       0.75        2.10        (0.05)        (0.03)       (0.39)        0.76         2.13
  -------      -------     -------     -------     -------     --------      --------     --------     --------     --------
     0.45         0.53        0.05        1.22        2.73         0.51          0.58         0.15         1.31         2.83
  -------      -------     -------     -------     -------     --------      --------     --------     --------     --------
    (0.65)       (0.46)      (0.44)      (0.64)      (0.57)       (0.72)        (0.55)       (0.53)       (0.71)       (0.62)
       --        (0.78)      (1.17)      (2.26)      (1.16)          --         (0.78)       (1.17)       (2.26)       (1.16)
  -------      -------     -------     -------     -------     --------      --------     --------     --------     --------
    (0.65)       (1.24)      (1.61)      (2.90)      (1.73)       (0.72)        (1.33)       (1.70)       (2.97)       (1.78)
  -------      -------     -------     -------     -------     --------      --------     --------     --------     --------
  $ 11.88      $ 12.08     $ 12.79     $ 14.35     $ 16.03     $  12.06      $  12.27     $  13.02     $  14.57     $  16.23
  =======      =======     =======     =======     =======     ========      ========     ========     ========     ========
     3.84%        4.88%       0.22%       8.73%      19.75%        4.38%         5.37%        0.83%        9.34%       20.36%
  =======      =======     =======     =======     =======     ========      ========     ========     ========     ========
  $12,176      $11,643     $22,753     $40,717     $34,354     $526,405      $525,040     $840,935     $886,908     $769,289
     0.84%        0.90%       0.90%       0.89%       0.90%        0.36%         0.35%        0.34%        0.33%        0.34%
     3.29%        4.01%       3.21%       3.23%       3.52%        3.77%         4.54%        3.81%        3.79%        4.09%
      122%         121%         90%         87%        105%         122%          121%          90%          87%         105%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INSTITUTIONAL CLASS
                                                    -----------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------
                                                    2001(B)    2000(F)    1999(E)      1998        1997
                                                    -------    -------    -------    --------    --------
Net asset value, beginning of period..............  $ 15.83    $ 18.69    $ 20.93    $  21.63    $  18.50
                                                    -------    -------    -------    --------    --------
Income from investment operations:
   Net investment income(A D).....................     0.28       0.47       0.38        0.40        0.42
   Net gains (losses) on securities (both realized
     and unrealized)(D)...........................    (0.61)      0.06       0.04        0.89        4.43
                                                    -------    -------    -------    --------    --------
Total income from investment operations...........    (0.33)      0.53       0.42        1.29        4.85
                                                    -------    -------    -------    --------    --------
Less distributions:
   Dividends from net investment income...........    (0.50)     (0.34)     (0.40)      (0.41)      (0.41)
   Distributions from net realized gains on
     securities...................................    (0.49)     (3.05)     (2.26)      (1.58)      (1.31)
                                                    -------    -------    -------    --------    --------
Total distributions...............................    (0.99)     (3.39)     (2.66)      (1.99)      (1.72)
                                                    -------    -------    -------    --------    --------
Net asset value, end of period....................  $ 14.51    $ 15.83    $ 18.69    $  20.93    $  21.63
                                                    =======    =======    =======    ========    ========
Total return......................................    (2.21)%     4.81%      1.72%       6.28%      28.05%
                                                    =======    =======    =======    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).......  $10,081    $ 7,594    $45,039    $216,548    $200,887
   Ratios to average net assets (annualized):
     Expenses(D)..................................     0.64%      0.53%      0.59%       0.57%       0.61%
     Net investment income(D).....................     1.76%      3.71%      1.94%       1.86%       2.10%
   Portfolio turnover rate(C).....................       60%        58%        33%         40%         35%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The American AAdvantage Large Cap Value Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio.

(E) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(F) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN ADVANTAGE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

               PLAN AHEAD CLASS                                           AMR CLASS
-----------------------------------------------   ----------------------------------------------------------
            YEAR ENDED OCTOBER 31,                                  YEAR ENDED OCTOBER 31,
-----------------------------------------------   ----------------------------------------------------------
2001(B)   2000(F)   1999(E)    1998      1997     2001(B)    2000(F)     1999(E)        1998         1997
-------   -------   -------   -------   -------   --------   --------   ----------   ----------   ----------
$ 15.40   $ 18.41   $ 20.67   $ 21.38   $ 18.33   $  15.75   $  18.77   $    21.03   $    21.70   $    18.56
-------   -------   -------   -------   -------   --------   --------   ----------   ----------   ----------
   0.26      0.60      0.35      0.35      0.35       0.34       0.65         0.49         0.46         0.45
  (0.62)    (0.13)     0.01      0.86      4.39      (0.63)     (0.09)       (0.02)        0.89         4.47
-------   -------   -------   -------   -------   --------   --------   ----------   ----------   ----------
  (0.36)     0.47      0.36      1.21      4.74      (0.29)      0.56         0.47         1.35         4.92
-------   -------   -------   -------   -------   --------   --------   ----------   ----------   ----------
  (0.55)    (0.43)    (0.36)    (0.34)    (0.38)     (0.63)     (0.53)       (0.47)       (0.44)       (0.47)
  (0.49)    (3.05)    (2.26)    (1.58)    (1.31)     (0.49)     (3.05)       (2.26)       (1.58)       (1.31)
-------   -------   -------   -------   -------   --------   --------   ----------   ----------   ----------
  (1.04)    (3.48)    (2.62)    (1.92)    (1.69)     (0.97)     (3.58)       (2.73)       (2.02)       (1.78)
-------   -------   -------   -------   -------   --------   --------   ----------   ----------   ----------
$ 14.00   $ 15.40   $ 18.41   $ 20.67   $ 21.38   $  14.34   $  15.75   $    18.77   $    21.03   $    21.70
=======   =======   =======   =======   =======   ========   ========   ==========   ==========   ==========
  (2.47)%    4.56%     1.41%     5.94%    27.64%     (1.98)%     5.08%        1.97%        6.56%       28.40%
=======   =======   =======   =======   =======   ========   ========   ==========   ==========   ==========
$12,280   $11,507   $20,095   $40,907   $29,684   $654,239   $737,111   $1,384,358   $1,614,432   $1,431,805
   0.89%     0.84%     0.90%     0.86%     0.93%      0.36%      0.34%        0.34%        0.31%        0.34%
   1.54%     2.51%     1.62%     1.58%     1.85%      2.09%      3.07%        2.17%        2.12%        2.45%
     60%       58%       33%       40%       35%        60%        58%          33%          40%          35%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                  INSTITUTIONAL CLASS                   PLANAHEAD CLASS                       AMR CLASS
                            -------------------------------    -------------------------------    -------------------------------
                               YEAR ENDED      DECEMBER 31,       YEAR ENDED                          YEAR ENDED
                               OCTOBER 31,       1998 TO          OCTOBER 31,      MARCH 1 TO        OCTOBER 31,      MARCH 1 TO
                            -----------------  OCTOBER 31,     -----------------   OCTOBER 31,    ------------------  OCTOBER 31,
                            2001(C)    2000        1999        2001(C)    2000        1999        2001(C)     2000       1999
                            -------   -------  ------------    -------   -------   -----------    --------   -------  -----------
Net asset value, beginning
 of period................  $ 10.08   $  9.07    $  10.00      $ 10.08   $  9.05    $   9.13      $  10.10   $  9.08   $   9.13
                            -------   -------    --------      -------   -------    --------      --------   -------   --------
Income from investment
 operations:
   Net investment
     income(A)............     0.16      0.21        0.07         0.15      0.08        0.02          0.15      0.22       0.04
   Net gains (losses) on
     securities (both
     realized and
     unrealized)(A).......     1.81      1.01       (1.00)        1.76      1.14       (0.10)         1.85      1.04      (0.09)
                            -------   -------    --------      -------   -------    --------      --------   -------   --------
Total income from
 investment operations....     1.97      1.22       (0.93)        1.91      1.22       (0.08)         2.00      1.26      (0.05)
                            -------   -------    --------      -------   -------    --------      --------   -------   --------
Less distributions:
   Dividends from net
     investment income....    (0.19)    (0.04)         --        (0.18)    (0.02)         --         (0.22)    (0.07)        --
   Distributions from net
     realized gains on
     securities...........    (0.17)    (0.17)         --        (0.17)    (0.17)         --         (0.17)    (0.17)        --
                            -------   -------    --------      -------   -------    --------      --------   -------   --------
Total distributions.......    (0.36)    (0.21)         --        (0.35)    (0.19)         --         (0.39)    (0.24)        --
                            -------   -------    --------      -------   -------    --------      --------   -------   --------
Net asset value, end of
 period...................  $ 11.69   $ 10.08    $   9.07      $ 11.64   $ 10.08    $   9.05      $  11.71   $ 10.10   $   9.08
                            =======   =======    ========      =======   =======    ========      ========   =======   ========
Total return..............    20.16%    13.78%      (9.30)%(D)   19.58%    13.76%      (0.88)%(D)    20.52%    14.19%     (0.55)%(D)
                            =======   =======    ========      =======   =======    ========      ========   =======   ========
Ratios and supplemental
 data:
   Net assets, end of
     period (in
     thousands)...........  $ 2,364   $ 1,955    $  2,117      $ 1,197   $   440    $     74      $137,811   $53,715   $ 64,662
   Ratios to average net
     assets (annualized):
     Expenses(A)..........     0.89%     0.92%       0.96%        1.17%     1.18%       1.28%         0.64%     0.68%      0.70%
     Net investment
       income(A)..........     1.38%     1.62%       0.84%        1.06%     1.71%       0.57%         1.55%     1.89%      1.14%
     Decrease reflected in
       above expense ratio
       due to absorption
       of expenses by the
       Manager............       --      0.06%       1.23%          --      0.06%       0.18%           --      0.06%      0.24%
   Portfolio turnover
     rate(B)..............       93%       63%         31%(D)       93%       63%         31%(D)        93%       63%        31%(D)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio.

(B) The American AAdvantage Small Cap Value Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D)  Not annualized.

--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2001(E)       2000      1999( B)      1998        1997
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................  $  17.95    $  19.36    $  16.93    $  17.08    $  15.01
                                                              --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income(AD)................................      0.24        0.36        0.35        0.33        0.34
   Net gains (losses) on securities (both realized and
    unrealized)(D)..........................................     (2.96)       0.18        2.92        0.34        2.44
                                                              --------    --------    --------    --------    --------
Total income from investment operations.....................     (2.72)       0.54        3.27        0.67        2.78
                                                              --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income.....................     (0.22)      (0.31)      (0.35)      (0.34)      (0.30)
   Distributions from net realized gains on securities......     (1.24)      (1.64)      (0.49)      (0.48)      (0.41)
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (1.46)      (1.95)      (0.84)      (0.82)      (0.71)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  13.77    $  17.95    $  19.36    $  16.93    $  17.08
                                                              ========    ========    ========    ========    ========
Total return................................................    (16.54)%      2.36%      19.98%       4.19%      19.08%
                                                              ========    ========    ========    ========    ========
Ratios and supplemental data:
   Net assets, end of period (in thousands).................  $519,151    $587,869    $601,923    $408,581    $231,793
   Ratios to average net assets (annualized):
      Expenses(D)...........................................      0.78%       0.72%       0.64%       0.80%       0.83%
      Net investment income(D)..............................      1.54%       1.64%       2.00%       2.05%       2.35%
   Portfolio turnover rate(C)...............................        36%         45%         63%         24%         15%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment Associates as investment advisor to the International Equity Fund on March 1, 1999.

(C) The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                PLANAHEAD CLASS                                           AMR CLASS
------------------------------------------------   -------------------------------------------------------
             YEAR ENDED OCTOBER 31,                                YEAR ENDED OCTOBER 31,
------------------------------------------------   -------------------------------------------------------
2001(E)     2000     1999(B)    1998      1997       2001(E)       2000     1999(B)      1998       1997
--------   -------   -------   -------   -------   -----------   --------   --------   --------   --------
$  17.72   $ 19.13   $ 16.75   $ 16.92   $ 14.90    $  18.07     $  19.46   $  17.01   $  17.15   $  15.06
--------   -------   -------   -------   -------    --------     --------   --------   --------   --------
    0.19      0.31      0.30      0.31      0.30        0.28         0.41       0.39       0.37       0.37
   (2.92)     0.18      2.89      0.31      2.41       (2.98)        0.20       2.94       0.34       2.46
--------   -------   -------   -------   -------    --------     --------   --------   --------   --------
   (2.73)     0.49      3.19      0.62      2.71       (2.70)        0.61       3.33       0.71       2.83
--------   -------   -------   -------   -------    --------     --------   --------   --------   --------
   (0.17)    (0.26)    (0.32)    (0.31)    (0.28)      (0.27)       (0.36)     (0.39)     (0.37)     (0.33)
   (1.24)    (1.64)    (0.49)    (0.48)    (0.41)      (1.24)       (1.64)     (0.49)     (0.48)     (0.41)
--------   -------   -------   -------   -------    --------     --------   --------   --------   --------
   (1.41)    (1.90)    (0.81)    (0.79)    (0.69)      (1.51)       (2.00)     (0.88)     (0.85)     (0.74)
--------   -------   -------   -------   -------    --------     --------   --------   --------   --------
$  13.58   $ 17.72   $ 19.13   $ 16.75   $ 16.92    $  13.86     $  18.07   $  19.46   $  17.01   $  17.15
========   =======   =======   =======   =======    ========     ========   ========   ========   ========
  (16.79)%    2.08%    19.68%     3.94%    18.71%      (16.35)%      2.69%     20.27%      4.44%     19.39%
========   =======   =======   =======   =======    ========     ========   ========   ========   ========
$113,948   $85,680   $60,602   $46,242   $20,075    $301,762     $428,329   $602,593   $496,040   $464,588
    1.10%     1.01%     0.93%     1.08%     1.14%       0.52%        0.46%      0.39%      0.53%      0.58%
    1.22%     1.43%     1.71%     1.72%     1.95%       1.78%        1.92%      2.25%      2.26%      2.51%
      36%       45%       63%       24%       15%         36%          45%        63%        24%        15%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL CLASS                AMR CLASS
                                                              --------------------------    --------------------------
                                                              YEAR ENDED     JULY 31, TO    YEAR ENDED     JULY 31, TO
                                                              OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000           2001           2000
                                                              -----------    -----------    -----------    -----------
Net asset value, beginning of period........................   $   8.17       $  10.00       $   8.18       $  10.00
                                                               --------       --------       --------       --------
Income from investment operations:
    Net investment income(A)................................       0.11             --           0.13             --
    Net losses on securities (both realized and
      unrealized)(A)........................................      (1.62)         (1.83)         (1.63)         (1.82)
                                                               --------       --------       --------       --------
Total income from investment operations.....................      (1.51)         (1.83)         (1.50)         (1.82)
                                                               --------       --------       --------       --------
Less distributions:
    Dividends from net investment income....................      (0.01)            --          (0.02)            --
    Distributions from net realized gains on securities.....      (0.01)            --          (0.01)            --
                                                               --------       --------       --------       --------
Total distributions.........................................      (0.02)            --          (0.03)            --
                                                               --------       --------       --------       --------
Net asset value, end of period..............................   $   6.64       $   8.17       $   6.65       $   8.18
                                                               ========       ========       ========       ========
Total return................................................     (18.52)%       (18.30)%(C)    (18.40)%       (18.20)%(C)
                                                               ========       ========       ========       ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................   $  1,495       $      1       $ 20,660       $ 17,308
    Ratios to average net assets (annualized):
      Expenses(A)...........................................      1.43%          1.87%          1.30%          1.60%
      Net investment income (loss)(A).......................      2.07%          (0.47)%        1.76%          (0.19)%
    Portfolio turnover rate(B)..............................        95%            23%(C)         95%            23%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio.

(B) The American AAdvantage Emerging Markets Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                          --------------------------------------------------------
                                                                                                     SEPTEMBER 15,
                                                                   YEAR ENDED OCTOBER 31,                 TO
                                                          ----------------------------------------    OCTOBER 31,
                                                            2001      2000       1999       1998         1997
                                                          --------   -------   --------   --------   -------------
Net asset value, beginning of period....................  $   9.72   $  9.58   $  10.50   $  10.17     $  10.00
                                                          --------   -------   --------   --------     --------
Income from investment operations:
    Net investment income(A)............................      0.57      0.59       0.56       0.59         0.07
    Net gains (losses) on securities (both realized and
      unrealized)(A)....................................      0.79      0.14      (0.63)      0.34         0.17
                                                          --------   -------   --------   --------     --------
Total income from investment operations.................      1.36      0.73      (0.07)      0.93         0.24
                                                          --------   -------   --------   --------     --------
Less distributions:
    Dividends from net investment income................     (0.57)    (0.59)     (0.56)     (0.59)       (0.07)
    Distributions from net realized gains on
      securities........................................        --        --      (0.29)     (0.01)          --
                                                          --------   -------   --------   --------     --------
Total distributions.....................................     (0.57)    (0.59)     (0.85)     (0.60)       (0.07)
                                                          --------   -------   --------   --------     --------
Net asset value, end of period..........................  $  10.51   $  9.72   $   9.58   $  10.50     $  10.17
                                                          ========   =======   ========   ========     ========
Total return............................................     14.36%     7.89%     (0.83)%     9.37%        2.41%(C)
                                                          ========   =======   ========   ========     ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)............  $ 60,842   $   115   $205,218   $178,840     $216,249
    Ratios to average net assets (annualized):
      Expenses(A).......................................      0.54%     0.59%      0.55%      0.57%        0.59%
      Net investment income(A)..........................      5.55%     6.31%      5.62%      5.74%        5.63%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)........        --        --         --         --           --
    Portfolio turnover rate(B)..........................       164%      102%       123%       181%          47%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio.

(B) The American AAdvantage Intermediate Bond Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            PLAN AHEAD CLASS                          AMR CLASS
----------------------------------------   -------------------------------
                               MARCH 2        YEAR ENDED         MARCH 1
  YEAR ENDED OCTOBER 31,         TO           OCTOBER 31,          TO
--------------------------   OCTOBER 31,   -----------------   OCTOBER 31,
 2001      2000      1999       1998        2001      2000        1999
-------   -------   ------   -----------   -------   -------   -----------
$  9.57   $  9.63   $10.55     $10.25      $  9.53   $  9.58     $  9.95
-------   -------   ------     ------      -------   -------     -------
   0.53      0.59     0.53       0.37         0.58      0.64        0.39
   0.77     (0.06)   (0.63)      0.30         0.77     (0.05)      (0.37)
-------   -------   ------     ------      -------   -------     -------
   1.30      0.53    (0.10)      0.67         1.35      0.59        0.02
-------   -------   ------     ------      -------   -------     -------
  (0.53)    (0.59)   (0.53)     (0.37)       (0.58)    (0.64)      (0.39)
     --        --    (0.29)        --           --        --          --
-------   -------   ------     ------      -------   -------     -------
  (0.53)    (0.59)   (0.82)     (0.37)       (0.58)    (0.64)      (0.39)
-------   -------   ------     ------      -------   -------     -------
$ 10.34   $  9.57   $ 9.63     $10.55      $ 10.30   $  9.53     $  9.58
=======   =======   ======     ======      =======   =======     =======
  13.91%     5.76%   (0.98)%     6.63%(C)    14.58%     6.39%      (0.17)%(C)
=======   =======   ======     ======      =======   =======     =======
$   300   $   102   $1,545     $   30      $95,820   $40,555     $46,655
   0.83%     0.87%    0.85%      0.86%        0.30%     0.39%       0.30%
   5.04%     6.07%    5.32%      5.21%        5.84%     6.72%       6.12%
   0.01%     0.02%      --         --           --        --          --
    164%      102%     123%       181%(C)      164%      102%        123%(C)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999     1998(A)     1997
                                                              -------    -------    ------    -------    -------
Net asset value, beginning of period........................  $  9.21    $  9.30    $ 9.63    $  9.63    $  9.68
                                                              -------    -------    ------    -------    -------
Income from investment operations:
    Net investment income(C)................................     0.57       0.62      0.53       0.62       0.64
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................     0.41      (0.10)    (0.29)        --      (0.05)
                                                              -------    -------    ------    -------    -------
Total income from investment operations.....................     0.98       0.52      0.24       0.62       0.59
                                                              -------    -------    ------    -------    -------
Less distributions:
    Dividends from net investment income....................    (0.57)     (0.61)    (0.57)     (0.62)     (0.64)
                                                              -------    -------    ------    -------    -------
Total distributions.........................................    (0.57)     (0.61)    (0.57)     (0.62)     (0.64)
                                                              -------    -------    ------    -------    -------
Net asset value, end of period..............................  $  9.62    $  9.21    $ 9.30    $  9.63    $  9.63
                                                              =======    =======    ======    =======    =======
Total return................................................    10.98%      5.83%     2.56%      6.60%      6.29%
                                                              =======    =======    ======    =======    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $ 4,226    $ 3,687    $5,034    $18,453    $22,947
    Ratios to average net assets (annualized):
      Expenses(C)...........................................     0.51%      0.58%     0.62%      0.65%      0.57%
      Net investment income(C)..............................     6.06%      6.61%     5.92%      6.43%      6.67%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager...............       --         --        --         --         --
    Portfolio turnover rate(B)..............................      104%        89%      115%        74%       282%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Fund was known as the American AAdvantage Limited-Term Income Fund.

(B) The American AAdvantage Short-Term Bond Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               PLANAHEAD CLASS                                     AMR CLASS
---------------------------------------------   -----------------------------------------------
           YEAR ENDED OCTOBER 31,                           YEAR ENDED OCTOBER 31,
---------------------------------------------   -----------------------------------------------
 2001      2000      1999    1998(A)    1997     2001      2000      1999     1998(A)    1997
-------   -------   ------   -------   ------   -------   -------   -------   -------   -------
$  9.21   $  9.30   $ 9.64   $  9.63   $ 9.68   $  9.20   $  9.29   $  9.62   $  9.62   $  9.67
-------   -------   ------   -------   ------   -------   -------   -------   -------   -------
   0.55      0.59     0.54      0.60     0.61      0.59      0.63      0.59      0.65      0.66
   0.41     (0.09)   (0.33)     0.01    (0.05)     0.40     (0.09)    (0.33)       --     (0.05)
-------   -------   ------   -------   ------   -------   -------   -------   -------   -------
   0.96      0.50     0.21      0.61     0.56      0.99      0.54      0.26      0.65      0.61
-------   -------   ------   -------   ------   -------   -------   -------   -------   -------
  (0.55)    (0.59)   (0.55)    (0.60)   (0.61)    (0.59)    (0.63)    (0.59)    (0.65)    (0.66)
-------   -------   ------   -------   ------   -------   -------   -------   -------   -------
  (0.55)    (0.59)   (0.55)    (0.60)   (0.61)    (0.59)    (0.63)    (0.59)    (0.65)    (0.66)
-------   -------   ------   -------   ------   -------   -------   -------   -------   -------
$  9.62   $  9.21   $ 9.30   $  9.64   $ 9.63   $  9.60   $  9.38   $  9.29   $  9.62   $  9.62
=======   =======   ======   =======   ======   =======   =======   =======   =======   =======
  10.69%     5.56%    2.21%     6.50%    6.01%    11.07%     6.09%     2.83%     6.93%     6.57%
=======   =======   ======   =======   ======   =======   =======   =======   =======   =======
$ 1,257   $   489   $1,638   $ 3,722   $5,096   $81,370   $56,714   $66,767   $95,056   $64,010
   0.75%     0.84%    0.84%     0.85%    0.85%     0.33%     0.33%     0.35%     0.34%     0.32%
   5.76%     6.29%    5.75%     6.24%    6.36%     6.26%     6.88%     6.26%     6.71%     6.90%
     --      0.10%    0.09%     0.08%    0.05%       --        --        --        --        --
    104%       89%     115%       74%     282%      104%       89%      115%       74%      282%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL CLASS                AMR CLASS
                                                              --------------------------    --------------------------
                                                              YEAR ENDED     JULY 31 TO     YEAR ENDED     JULY 31 TO
                                                              OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000           2001           2000
                                                              -----------    -----------    -----------    -----------
Net asset value, beginning of period........................    $  9.54        $ 10.00        $  9.55        $ 10.00
                                                                -------        -------        -------        -------
Income from investment operations:
   Net investment income (loss)(A)..........................      (0.01)            --           0.01           0.01
   Net losses on securities (both realized and
     unrealized)(A).........................................      (3.86)         (0.46)         (3.87)         (0.46)
                                                                -------        -------        -------        -------
Total income from investment operations.....................      (3.87)         (0.46)         (3.86)         (0.46)
                                                                -------        -------        -------        -------
Less distributions:
   Dividends from net investment income.....................      (0.01)            --          (0.02)            --
                                                                -------        -------        -------        -------
Total distributions.........................................      (0.01)            --          (0.02)            --
                                                                -------        -------        -------        -------
Net asset value, end of period..............................    $  5.66        $  9.54        $  5.67        $  9.55
                                                                =======        =======        =======        =======
Total return................................................     (40.62)%        (4.60)%(C)    (40.51)%        (4.50)%(C)
                                                                =======        =======        =======        =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).................    $     1        $     1        $23,804        $19,505
   Ratios to average net assets (annualized)(A):
       Expenses.............................................       0.99%          0.99%          0.70%          0.74%
       Net investment income................................      (0.26)%           --           0.08%          0.25%
       Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager(A)............       0.02%          0.29%          0.02%          0.14%
   Portfolio turnover rate(B)...............................         85%             9%(C)         85%             9%(C)

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

(C)  Not annualized.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                 DECEMBER 29,
                                                                     2000
                                                                TO OCTOBER 31,
                                                                     2001
                                                              -------------------
Net asset value, beginning of period........................        $ 10.00
                                                                    -------
Income from investment operations:
    Net investment income...................................           0.71
    Net gains (losses) on securities (both realized and
     unrealized)............................................          (0.18)
                                                                    -------
Total income from investment operations.....................           0.53
                                                                    -------
Less distributions:
    Dividends from net investment income....................          (0.71)
    Distributions from net realized gains on securities.....             --
                                                                    -------
Total distributions.........................................          (0.71)
                                                                    -------
Net asset value, end of period..............................        $  9.82
                                                                    =======
Total return................................................           5.33%(A)
                                                                    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        $53,275
    Ratios to average net assets (annualized):
      Expenses..............................................           0.90%
      Net investment income.................................           8.48%
      Decrease reflected in above expense ratio due to
       absorption of expenses by the Manager................           0.17%
    Portfolio turnover rate.................................            145%(A)

---------------

(A)  Not annualized.

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

     A special meeting of shareholders of the American AAdvantage Balanced Fund (the "Fund") was held on October 17, 2001. The following matters were voted on at the meeting:

     (1) Approved an amendment to the Management Agreement between the American AAdvantage Funds and AMR Investments ("AMR") to allow AMR to serve as an investment adviser for a portion of the fixed income assets of the Fund and to receive a fee for such service.

         FOR                   AGAINST                 ABSTAIN                NON-VOTING
         ---                   -------                 -------                ----------
    55,205,680.423            24,085.174              23,492.049            2,591,734.173

     (2) The shareholders of the Fund authorized the American AAdvantage Funds to vote at a special meeting of the Balanced Portfolio (the "Portfolio") of the AMR Investment Services Trust to approve an amendment to the Management Agreement between the AMR Investment Services Trust and AMR to allow AMR to serve as an investment adviser for a portion of the fixed income assets of the Portfolio and to receive a fee for such service.

         FOR                   AGAINST                 ABSTAIN                NON-VOTING
         ---                   -------                 -------                ----------
    55,205,680.423            24,085.174              23,492.049            2,591,734.173

DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

     Pursuant to provisions of the Internal Revenue Code, The Funds have designated the following amounts as long-term capital gain distributions of the fiscal year ended October 31, 2001:

                                                            BALANCED        LARGE CAP       SMALL CAP
                                                              FUND         VALUE FUND      VALUE FUND
                                                          -------------   -------------   -------------
INSTITUTIONAL CLASS:
    Amount of Distribution..............................  $1,030,412.90   $  121,199.88   $   58,810.35
    Dividend Rate per Share.............................  $      0.0807   $      0.1702   $      0.2882
PLANAHEAD CLASS:
    Amount of Distribution..............................  $   83,896.87   $  148,837.76   $   24,026.36
    Dividend Rate per Share.............................  $      0.0807   $      0.1702   $      0.2882
AMR CLASS:
    Amount of Distribution..............................  $3,457,990.97   $7,668,892.18   $3,661,279.94
    Dividend Rate per Share.............................         0.0807          0.1702   $      0.2882

     The International Equity Fund has elected to pass through the credit for taxes paid in foreign countries. The Fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services Balanced Portfolio
AMR Investment Services Large Cap Value Portfolio
AMR Investment Services Small Cap Value Portfolio
AMR Investment Services International Equity Portfolio
AMR Investment Services Emerging Markets Portfolio
AMR Investment Services Intermediate Bond Portfolio
AMR Investment Services Short-Term Bond Portfolio

     We have audited the accompanying statements of assets and liabilities of the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Emerging Markets Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio (collectively, "the Portfolios") (separate portfolios comprising the AMR Investment Services Trust), including the schedules of investments, as of October 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the AMR Investment Services Trust at October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principals generally accepted in the United States.

                                                               /s/ ERNST & YOUNG

Dallas, Texas
December 14, 2001

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 5.13%
U.S. TREASURY NOTES - 2.90%
5.75%, Due 11/15/2005..............   $   885     $    963
5.625%, Due 2/15/2006..............     3,500        3,805
4.625%, Due 5/15/2006..............     1,580        1,653
6.625%, Due 5/15/2007..............     3,540        4,042
6.125%, Due 8/15/2007..............     2,000        2,238
5.75%, Due 8/15/2010...............     3,805        4,226
5.00%, Due 2/15/2011...............     1,000        1,056
5.00%, Due 8/15/2011...............     2,130        2,254
                                                  --------
    TOTAL U.S. TREASURY NOTES......                 20,237
                                                  --------
U. S. TREASURY BONDS - 2.23%
7.25%, Due 5/15/2016...............     2,000        2,487
7.50%, Due 11/15/2016..............     1,725        2,197
8.125%, Due 8/15/2019..............     1,460        1,994
6.875%, Due 8/15/2025..............     1,500        1,864
5.25%, Due 2/15/2029...............       500          515
6.25%, Due 5/15/2030...............       985        1,174
5.375%, Due 2/15/2031..............     5,000        5,336
                                                  --------
    TOTAL U. S. TREASURY BONDS.....                 15,567
                                                  --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..................                 35,804
                                                  --------
U.S. AGENCY OBLIGATIONS - 1.47%
Federal Home Loan Bank, 5.375%, Due
  5/15/2006........................     2,000        2,111
Federal National Mortgage
  Association, 6.00%, Due
  5/15/2008........................     3,500        3,810
Federal National Mortgage
  Association, 7.125%, Due
  6/15/2010........................     1,000        1,161
Federal National Mortgage
  Association, 6.25%,
  Due 2/1/2011.....................     2,000        2,164
Federal National Mortgage
  Association, 6.50%, Due
  10/1/2031........................       950          978
                                                  --------
    TOTAL U.S. AGENCY
      OBLIGATIONS..................                 10,224
                                                  --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.71%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.22%
6.25%, Due 7/15/2004...............     4,000        4,318
5.50%, Due 7/15/2006...............     1,225        1,303
5.85%, Due 1/22/2008...............     1,000        1,079
5.82%, Due 3/30/2009...............     1,000        1,075
7.00%, Due 3/15/2010...............     3,725        4,291
6.00%, Due 6/1/2016................     1,074        1,106
6.50%, Due 5/1/2029................     1,996        2,065

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
6.50%, Due 6/1/2029................   $   332     $    344
6.50%, Due 7/1/2029................     3,852        3,986
6.75%, Due 3/15/2031...............     2,525        2,919
                                                  --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.........                 22,486
                                                  --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.56%
Pool # 253355, 7.50%, Due
  6/1/2003.........................     3,049        3,195
Pool # 323223, 6.50%, Due
  7/1/2013.........................     1,501        1,566
Pool # 323309, 6.00%, Due
  9/1/2013.........................     1,285        1,328
Pool # 323789, 6.00%, Due
  6/1/2014.........................     1,513        1,559
Pool # 253353, 7.50%, Due
  7/1/2015.........................     1,632        1,726
Pool # 578778, 6.00%, Due
  5/1/2016.........................     1,470        1,511
Pool # 254048, 6.50%, Due
  10/1/2016........................     1,000        1,040
Pool # 323908, 6.00%, Due
  9/1/2029.........................     1,609        1,632
Series 2000, 7.25%, Due
  5/15/2030........................     3,000        3,689
Pool # 190308, 7.50%, Due
  9/1/2030.........................     1,438        1,507
Pool # 549511, 6.00%, Due
  2/1/2031.........................     1,220        1,235
Pool # 573932, 6.00%, Due
  3/1/2031.........................     1,367        1,385
TBA, 7.00%.........................     3,330        3,471
                                                  --------
    TOTAL FEDERAL NATIONAL MORTGAGE
      ASSOCIATION..................                 24,844
                                                  --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.93%
Pool # 780030, 7.00%, Due
  6/15/2024........................     1,033        1,085
Pool # 780034, 7.00%, Due
  8/15/2024........................     2,589        2,719
Pool # 781200, 8.00%, Due
  12/15/2025.......................     1,406        1,507
Pool # 002754, 7.00%, Due
  5/15/2027........................     2,706        2,830
Pool # 780615, 6.50%, Due
  8/15/2027........................     2,501        2,588
Pool # 780651, 7.00%, Due
  10/15/2027.......................     1,736        1,815
Pool # 780680, 6.50%, Due
  11/15/2027.......................     2,123        2,202
Pool # 780936, 7.50%, Due
  12/15/2028.......................     1,795        1,893

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Pool # 781096, 6.50%, Due
  12/15/2028.......................   $ 1,030     $  1,065
Pool # 781024, 7.50%, Due
  2/15/2029........................     1,771        1,867
Pool # 002754, 6.50%, Due
  5/20/2029........................     1,583        1,629
Pool # 781236, 7.50%, Due
  9/15/2030........................     1,786        1,881
Pool # 544639, 7.50%, Due
  11/15/2030.......................     1,358        1,429
Pool # 550382, 7.00%, Due
  3/15/2031........................     2,792        2,915
                                                  --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.........                 27,425
                                                  --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 74,755
                                                  --------
ASSET-BACKED SECURITIES - 0.37%
LB Commercial Conduit Mortgage
  Trust, 6.21%, Due 10/15/2008.....     2,440        2,582
                                                  --------
    TOTAL ASSET-BACKED
      SECURITIES...................                  2,582
                                                  --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.31%
CountryWide, Incorporated, 5.50%,
  Due 8/1/2006.....................     2,135        2,184
                                                  --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                  2,184
                                                  --------
CORPORATE BONDS - 19.87%
BANKS - 1.98%
Bank of America Corporation,
  7.75%, Due 8/15/2015.............     2,000        2,332
Capital One Master Trust,
  5.30%, Due 6/15/2009.............     2,000        2,084
Citigroup, Incorporated,
  7.25%, Due 10/1/2010.............     1,185        1,314
Inter-American Development Bank,
  5.375%, Due 11/18/2008...........     1,280        1,349
International Bank Reconstruction
  and Development,
  Zero Coupon, Due 2/15/2016.......     7,064        2,813
Key Bank,
  7.00%, Due 2/1/2011..............     3,000        3,209
US Bank, NA,
  5.70%, Due 12/15/2008............       700          717
                                                  --------
    TOTAL BANKS....................                 13,818
                                                  --------
FINANCE - 5.43%
Bank America Corporation,
  7.40%, Due 1/15/2011.............     1,300        1,432

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Boeing Capital Corporation MTN,
  6.35%, Due 11/15/2007............   $ 2,485     $  2,601
Citibank Credit Card Master Trust I
  1999-7 A,
  6.65%, Due 11/15/2006............     3,000        3,251
Citigroup, Incorporated,
  6.20%, Due 3/15/2009.............     1,300        1,372
Discover Card Master Trust I 1999-6
  A,
  6.85%, Due 7/17/2007.............     1,500        1,634
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003...........     1,820        1,932
Fleet Financial Group,
  Incorporated,
  6.70%, Due 7/15/2028.............     2,000        1,977
Ford Motor Credit Company,
  6.50%, Due 1/25/2007.............     3,830        3,818
General Motors Acceptance
  Corporation
  6.15%, Due 4/5/2007..............     1,000          991
  8.00%, Due 11/1/2031.............     1,180        1,190
Household Finance Corporation,
  6.50%, Due 11/15/2008............     2,485        2,618
International Lease Finance
  Corporation MTN,
  5.80%, Due 8/15/2007.............     1,525        1,524
John Hancock Financial Services,
  Incorporated,
  7.375%, Due 2/15/2024............     2,685        2,778
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026, 144A
  (Note A).........................     1,500        1,338
NiSource Finance Corporation,
  7.50%, Due 11/15/2003............     1,650        1,769
  7.875%, Due 11/15/2010...........       775          869
PMI Group, Incorporated,
  6.75%, Due 11/15/2006............     2,200        2,358
PNC Funding Corporation,
  7.50%, Due 11/1/2009.............     1,255        1,388
Qwest Capital Funding,
  Incorporated,
  7.90%, Due 8/15/2010.............     1,000        1,066
Washington Mutual Finance
  Corporation,
  6.25%, Due 5/15/2006.............     1,300        1,372
  6.875%, Due 5/15/2011............       560          596
                                                  --------
    TOTAL FINANCE..................                 37,874
                                                  --------
INDUSTRIAL - 11.36%
Abitibi Consolidated, Incorporated,
  8.85%, Due 8/1/2030..............     3,000        3,021
Akzo Nobel, Incorporated,
  6.00%, Due 11/15/2003............     2,880        3,003
Alberta Energy, Limited,
  7.375%, Due 11/1/2031............       845          868
AOL Time Warner, Incorporated,
  6.75%, Due 4/15/2011.............     1,200        1,258

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028..............   $   722     $    761
AT&T Wireless Services,
  Incorporated,
  8.75%, Due 3/1/2031..............     1,595        1,811
Atlantic Richfield Corporation,
  9.125%, Due 3/1/2011.............     1,425        1,771
Bellsouth Corporation,
  6.00%, Due 10/15/2011............       600          611
Bemis, Incorporated,
  6.70%, Due 7/1/2005..............     1,000        1,070
Cargill, Incorporated,
  6.25%, Due 5/1/2006, 144A (Note
  A)...............................     1,000        1,044
Coca Cola Enterprises,
  Incorporated,
  6.95%, Due 11/15/2026............     1,200        1,272
Computer Sciences Corporation,
  7.375%, Due 6/15/2011............     2,500        2,683
Conoco, Incorporated,
  6.95%, Due 4/15/2029.............     2,500        2,518
DaimlerChrysler North America,
  7.75%, Due 1/18/2011.............     1,000        1,037
Deere & Company,
  7.125%, Due 3/3/2031.............       500          528
Deere John Capital Corporation,
  5.125%, Due 10/19/2006...........     1,725        1,735
Deutsche Telekom International
  Finance Corporation,
  8.25%, Due 6/15/2031.............     3,000        3,324
Eastman Kodak Company MTN,
  6.375%, Due 6/15/2006............     1,725        1,701
E.I. DuPont de Nemours & Company,
  6.75%, Due 10/15/2002............     1,000        1,042
El Paso Energy,
  7.80%, Due 8/1/2031..............       835          862
Federated Department Stores,
  Incorporated,
  6.79%, Due 7/15/2027.............     1,600        1,699
FMC Corporation,
  7.125%, Due 11/25/2002...........     2,105        2,179
Ford Motor Company,
  7.45%, Due 7/16/2031.............     1,500        1,402
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..............     1,000        1,099
International Paper Company,
  6.75%, Due 9/1/2011..............       665          683
Kellogg Corporation,
  6.60%, Due 4/1/2011..............     1,500        1,590
Kroger Company,
  7.00%, 5/1/2018..................     1,350        1,390

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009.............   $ 1,000     $  1,162
  8.50%, Due 12/1/2029.............     2,500        3,051
  7.20%, Due 5/1/2036..............     1,925        2,079
Lucent Technologies, Incorporated,
  6.45%, Due 3/15/2029.............     2,500        1,575
Masco Corporation,
  6.00%, Due 5/3/2004..............     1,150        1,197
Merck & Company, Incorporated,
  5.95%, Due 12/1/2028.............     3,540        3,494
Motorola, Incorporated,
  5.80%, Due 10/15/2008............     2,270        2,108
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037..............     1,540        1,647
Philip Morris Companies,
  Incorporated,
  7.50%, Due 4/1/2004..............     1,000        1,081
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004..............     1,015        1,073
  7.10%, Due 3/1/2011..............       990        1,068
RadioShack Corporation,
  7.375%, Due 5/15/2011............     1,840        1,910
Reed Elsevier Cap, Incorporated,
  6.125%, Due 8/1/2006.............       985        1,025
Rohm and Haas Company,
  7.85%, Due 7/15/2029.............     2,000        2,249
Royal Caribbean Cruises, Limited,
  7.00%, Due 10/15/2007............     2,000        1,495
Sara Lee Corporation,
  6.00%, Due 1/15/2008.............     1,200        1,239
Time Warner, Incorporated,
  6.85%, Due 1/15/2026.............     1,310        1,362
Tyson Foods, Incorporated,
  6.625%, Due 10/1/2004, 144A (Note
  A)...............................       885          915
Unilever Capital,
  7.125%, Due 11/1/2010............     2,000        2,245
Viacom, Incorporated,
  7.875%, Due 7/30/2030............     3,000        3,370
Williams Companies, Incorporated,
  7.75%, Due 6/15/2031.............     1,000        1,025
WorldCom, Incorporated,
  6.50%, Due 5/15/2004.............     1,000        1,038
                                                  --------
    TOTAL INDUSTRIAL...............                 79,370
                                                  --------
PHARMACEUTICAL - 0.23%
American Home Products Corporation,
  6.70%, Due 3/15/2011.............     1,500        1,609
                                                  --------
    TOTAL PHARMACEUTICAL...........                  1,609
                                                  --------
TRANSPORTATION - 0.43%
CNF Transportation, Incorporated,
  8.875%, Due 5/1/2010.............     1,850        1,941

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Union Pacific Corporation, 6.625%,
  Due 2/1/2008.....................   $ 1,000     $  1,058
                                                  --------
    TOTAL TRANSPORTATION...........                  2,999
                                                  --------
UTILITY - 0.44%
Dominion Resources, Incorporated,
  7.60%, Due 7/15/2003.............     1,000        1,062
Entergy Louisiana Incorporated,
  8.50%, Due 6/1/2003..............     1,850        1,979
                                                  --------
    TOTAL UTILITY..................                  3,041
                                                  --------
    TOTAL CORPORATE BONDS..........                138,711
                                                  --------

                                     SHARES
                                     -------
COMMON STOCK - 55.43%
CONSUMER DISCRETIONARY - 7.03%
AUTO COMPONENTS - 0.24%
Dana Corporation...................   40,300        433
TRW, Incorporated..................   35,900      1,213
                                               --------
    TOTAL AUTO COMPONENTS..........               1,646
                                               --------
AUTOMOBILES - 0.50%
Ford Motor Company.................  173,841      2,790
General Motors Corporation.........   16,246        671
                                               --------
    TOTAL AUTOMOBILES..............               3,461
                                               --------
HOTELS, RESTAURANTS & LEISURE - 1.18%
Carnival Corporation...............   13,800        301
Mandalay Resort Group+.............   68,800      1,135
P&O Princess Cruises, PLC..........   39,200        560
Park Place Entertainment
  Corporation+.....................   60,400        432
Tricon Global Restaurants+.........   45,200      2,287
Wendy's International,
  Incorporated.....................  134,600      3,540
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................               8,255
                                               --------
HOUSEHOLD DURABLES - 1.22%
Fortune Brands, Incorporated.......   92,500      3,409
Konnklijke Philips Electronics
  NV...............................  103,431      2,332
Newell Rubbermaid, Incorporated....  101,300      2,800
                                               --------
    TOTAL HOUSEHOLD DURABLES.......               8,541
                                               --------
LEISURE EQUIPMENT & PRODUCTS  - 0.66%
Eastman Kodak Company..............  179,700      4,595
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................               4,595
                                               --------
MEDIA - 0.30%
Fox Entertainment Group,
  Incorporated+....................   49,600      1,092
Interpublic Group Companies,
  Incorporated.....................   43,600        979
                                               --------
    TOTAL MEDIA....................               2,071
                                               --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MULTILINE RETAIL - 2.51%
Costco Wholesale Corporation+......    23,600     $    893
Federated Department Stores,
  Incorporated+....................    99,800        3,192
K Mart Corporation+................   403,400        2,473
May Department Stores Company......   102,700        3,230
J.C. Penney Company, Incorporated..    62,000        1,347
Sears Roebuck & Company............   148,700        5,765
Target Corporation.................    18,600          579
                                                  --------
    TOTAL MULTILINE RETAIL.........                 17,479
                                                  --------
SPECIALTY RETAIL - 0.42%
Toys R Us, Incorporated+...........   152,500        2,898
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  2,898
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 48,946
                                                  --------
CONSUMER STAPLES - 3.51%
FOOD PRODUCTS - 0.50%
Sara Lee Company...................   157,974        3,521
                                                  --------
    TOTAL FOOD PRODUCTS............                  3,521
                                                  --------
FOOD & DRUG RETAILING - 0.22%
Kraft Foods, Incorporated+.........    44,500        1,502
                                                  --------
    TOTAL FOOD & DRUG RETAILING....                  1,502
                                                  --------
HOUSEHOLD PRODUCTS - 0.06%
Proctor & Gamble Company...........     5,500          406
                                                  --------
    TOTAL HOUSEHOLD PRODUCTS.......                    406
                                                  --------
TOBACCO - 2.73%
Gallaher Group PLC, ADR............    97,400        2,610
Imperial Tobacco Group PLC.........   155,800        3,912
Philip Morris Companies,
  Incorporated.....................   267,100       12,500
                                                  --------
    TOTAL TOBACCO..................                 19,022
                                                  --------
    TOTAL CONSUMER
      STAPLES......................                 24,451
                                                  --------
ENERGY - 4.88%
ENERGY EQUIPMENT & SERVICES - 0.63%
Baker Hughes, Incorporated.........    62,900        2,254
Global Marine, Incorporated+.......    57,000          917
Tidewater, Incorporated............    39,900        1,206
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  4,377
                                                  --------
OIL & GAS - 4.25%
BP Amoco, PLC......................    58,380        2,822
Chevron Texaco Corporation+........   242,814        2,605

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Conoco, Incorporated+..............   250,500     $  5,484
Devon Energy Corporation...........    37,100        1,421
Occidental Petroleum Corporation...   293,900        7,442
Phillips Petroleum Company.........    99,700        5,425
USX Marathon Group.................   105,000        2,897
Ultramar Diamond Shamrock..........    30,500        1,526
                                                  --------
    TOTAL OIL & GAS................                 29,622
                                                  --------
    TOTAL ENERGY...................                 33,999
                                                  --------
FINANCIALS - 13.40%
BANKS - 5.67%
Bank of America Corporation........   159,411        9,404
Bank One Corporation...............    61,100        2,028
FleetBoston Financial
  Corporation......................    81,000        2,662
J P Morgan Chase & Company.........   191,550        6,773
KeyCorp............................   158,800        3,376
PNC Financial Services Group,
  Incorporated.....................    23,778        1,305
UnionBanCal Corporation............    25,800          861
US Bancorp, Incorporated...........    92,260        1,640
Wachovia Corporation+..............    14,300            7
Wachovia Corporation-First Union...   191,100        5,465
Washington Mutual, Incorporated....   188,600        5,694
Wells Fargo & Company New..........    10,800          427
                                                  --------
    TOTAL BANKS....................                 39,642
                                                  --------
DIVERSIFIED FINANCIALS - 2.97%
American Express Company...........    64,300        1,893
Bear Stearns Companies,
  Incorporated.....................    58,100        3,137
CitiGroup, Incorporated............   166,042        7,558
Federal National Mortgage
  Association......................    24,100        1,951
Household International,
  Incorporated.....................    13,732          718
Morgan Stanley Dean Witter Discover
  & Company........................    54,400        2,661
Principal Financial Group+.........    22,300          502
USA Education, Incorporated........    28,100        2,292
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 20,712
                                                  --------
INSURANCE - 4.76%
Ace Limited........................    73,100        2,577
Allmerica Financial Corporation....    11,200          437
Allstate Corporation...............   268,200        8,416
American International Group,
  Incorporated.....................         1            -
Aon Corporation....................    34,375        1,308
Hartford Financial Services Group,
  Incorporated.....................    19,800        1,069
Lincoln National Corporation.......    33,100        1,402
Metlife, Incorporated..............   214,680        5,775
MGIC Investments Corporation.......    95,500        4,941

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
St. Paul Companies, Incorporated...    68,300     $  3,135
XL Capital Limited.................    48,000        4,169
                                                  --------
    TOTAL INSURANCE................                 33,229
                                                  --------
    TOTAL FINANCIALS...............                 93,583
                                                  --------
HEALTH CARE - 2.94%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.29%
Bausch & Lomb, Incorporated........    22,500          732
Baxter International,
  Incorporated.....................    26,000        1,258
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  1,990
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 0.50%
Aetna, Incorporated+...............    68,800        1,902
Health Net, Incorporated+..........    70,700        1,552
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  3,454
                                                  --------
PHARMACEUTICALS - 2.15%
Abbott Laboratories................    31,400        1,664
Bristol-Myers Squibb Company.......    95,000        5,078
Johnson & Johnson..................    39,700        2,299
Merck & Company, Incorporated......    34,000        2,169
Pfizer, Incorporated...............    31,500        1,320
Watson Pharmaceuticals,
  Incorporated+....................    51,600        2,460
                                                  --------
    TOTAL PHARMACEUTICALS..........                 14,990
                                                  --------
    TOTAL HEALTH CARE..............                 20,434
                                                  --------
INDUSTRIALS - 6.47%
AEROSPACE & DEFENSE - 2.36%
Boeing Company.....................   161,200        5,255
Honeywell International,
  Incorporated.....................   107,500        3,177
Lockheed Martin Corporation........    37,600        1,834
Northrop Grumman Corporation.......    24,900        2,489
Raytheon Company...................    68,400        2,206
United Technologies Corporation....    28,400        1,530
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 16,491
                                                  --------
AIR FREIGHT & COURIERS - 0.14%
CNF Transportation, Incorporated...    45,200          998
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                    998
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 1.25%
Cendant Corporation+...............   160,700        2,083
DeLuxe Corporation.................    40,500        1,417
Waste Management, Incorporated+....   212,679        5,211
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                  8,711
                                                  --------
ELECTRICAL EQUIPMENT - 0.76%
Cooper Industries, Incorporated....    32,700        1,265

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Emerson Electrical Company.........    82,800     $  4,059
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  5,324
                                                  --------
INDUSTRIAL CONGLOMERATES - 1.05%
ITT Industries, Incorporated.......    99,500        4,785
Tyco International Limited.........    51,401        2,526
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                  7,311
                                                  --------
MACHINERY - 0.24%
Caterpillar, Incorporated..........    38,100        1,704
                                                  --------
    TOTAL MACHINERY................                  1,704
                                                  --------
ROAD & RAIL - 0.67%
Burlington Northern,
  Incorporated.....................   117,000        3,144
CSX Corporation....................    45,900        1,547
                                                  --------
    TOTAL ROAD & RAIL..............                  4,691
                                                  --------
    TOTAL INDUSTRIALS..............                 45,230
                                                  --------
INFORMATION TECHNOLOGY - 3.39%
COMMUNICATIONS EQUIPMENT - 0.58%
ADC Telecommunications,
  Incorporated+....................   396,200        1,802
Corning, Incorporated..............   192,900        1,555
Tellabs, Incorporated+.............    49,000          669
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  4,026
                                                  --------
COMPUTERS & PERIPHERALS  - 1.31%
Gateway, Incorporated+.............   381,200        2,154
Hewlett Packard Company............    58,100          978
International Business Machines
  Corporation......................    55,700        6,019
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  9,151
                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.21%
Agilent Technologies,
  Incorporated+....................    64,800        1,443
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                  1,443
                                                  --------
IT CONSULTING & SERVICES - 0.12%
KPMG Consulting, Incorporated+.....    65,600          808
                                                  --------
    TOTAL IT CONSULTING &
      SERVICES.....................                    808
                                                  --------
OFFICE ELECTRONICS - 0.23%
Ikon Office Solutions,
  Incorporated.....................   164,700        1,596
                                                  --------
    TOTAL OFFICE ELECTRONICS.......                  1,596
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.19%
National Semiconductor
  Corporation+.....................    50,800     $  1,320
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  1,320
                                                  --------
SOFTWARE - 0.75%
Adobe Systems, Incorporated........    31,900          825
Cadence Design Systems,
  Incorporated+....................    65,000        1,374
Computer Assoc. International,
  Incorporated.....................    97,400        3,012
                                                  --------
    TOTAL SOFTWARE.................                  5,211
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 23,555
                                                  --------
MATERIALS - 5.04%
CHEMICALS - 2.28%
Crompton Corporation...............   162,013        1,175
Dow Chemical Company...............    58,300        1,938
E.I. du Pont de Nemours &
  Company..........................    39,300        1,572
Hercules, Incorporated+............   150,400        1,137
Imperial Chemical Industries,
  PLC..............................   149,500        2,772
Lyondell Chemical Company..........   323,300        4,303
Millennium Chemicals,
  Incorporated.....................    90,271          860
PPG Industries, Incorporated.......    44,500        2,173
                                                  --------
    TOTAL CHEMICALS................                 15,930
                                                  --------
CONTAINERS & PACKAGING - 0.39%
Pactiv Corporation+................   114,600        1,857
Smurfit Stone Container
  Corporation+.....................    58,100          860
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                  2,717
                                                  --------
METALS & MINING - 0.76%
Alcan Aluminum Limited.............    97,200        2,970
Alcoa, Incorporated................    72,896        2,352
                                                  --------
    TOTAL METALS & MINING..........                  5,322
                                                  --------
PAPER & FOREST PRODUCTS - 1.61%
Georgia-Pacific Corporation........     1,900           53
International Paper Company........    65,826        2,357
Plum Creek Timber Company,
  Incorporated+....................    74,747        2,065
Sappi Limited......................   245,000        2,337
UPM Kymmene Corporation............    79,100        2,535
Weyerhaeuser Company...............    37,800        1,887
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                 11,234
                                                  --------
    TOTAL MATERIALS................                 35,203
                                                  --------
TELECOMMUNICATION SERVICES - 3.29%
DIVERSIFIED TELECOMMUNICATION - 3.09%
Alltel Corporation.................    32,900        1,880

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Bellsouth Corporation..............    46,200     $  1,709
SBC Communications, Incorporated...   120,948        4,609
Sprint Corporation.................   175,980        3,520
Verizon Communications,
  Incorporated.....................   151,936        7,568
WorldCom, Incorporated+............   170,500        2,293
                                                  --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION............                 21,579
                                                  --------
WIRELESS TELECOMMUNICATION - 0.20%
AT&T Wireless Services+............    97,942        1,414
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION............                  1,414
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                 22,993
                                                  --------
UTILITIES - 5.48%
ELECTRIC UTILITIES - 4.70%
American Electric Power Company,
  Incorporated.....................   142,400        5,967
CMS Energy Corporation.............    32,800          706
CNH Global NV......................   149,800          797
DTE Energy Company.................    45,400        1,893
Edison International+..............    33,600          477
Entergy Corporation................   172,400        6,698
Northeast Utilities................   291,600        5,147
PG&E Corporation+..................   111,100        2,006
PPL Corporation....................    14,006          478
Reliant Energy, Incorporated.......   128,900        3,603
TXU Corporation....................   109,300        5,010
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 32,782
                                                  --------
GAS UTILITIES - 0.38%
Equitable Resources,
  Incorporated.....................    49,400        1,626
Peoples Energy Corporation.........    27,000        1,034
                                                  --------
    TOTAL GAS UTILITIES............                  2,660
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MULTI-UTILITIES - 0.40%
Scana Corporation..................    44,444     $  1,144
Williams Companies, Incorporated...    57,100        1,648
                                                  --------
    TOTAL MULTI-UTILITIES..........                  2,792
                                                  --------
    TOTAL UTILITIES................                 38,234
                                                  --------
    TOTAL COMMON STOCK.............                386,628
                                                  --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 15.12%
UNITED STATES TREASURY BILLS - 0.65%
2.34%, Due 12/13/2001 (Note B).....  $ 4,540      4,527
                                               --------
    TOTAL UNITED STATES
      TREASURY BILLS...............               4,527
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 14.47%
American Select Cash Reserve
  Fund..........................  80,441,151     80,441
AMR Investments Enhanced Yield
  Business Trust................  20,494,430     20,495
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                100,936
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                105,463
                                               --------
TOTAL INVESTMENTS - 108.41%
  (COST $735,999)...............                756,351
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (8.41%)..............                (58,690)
                                               --------
TOTAL NET ASSETS - 100%.........               $697,661
                                               ========

---------------

Based on the cost of investments of $739,972 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $60,584, the aggregate gross unrealized depreciation was $44,205 and the net unrealized appreciation of investments was $16,379.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,297 or 0.47% of net assets.

(B) At October 31, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:
ADR - American Depositary Receipt
MTN - Medium-Term Note
TBA - To Be Announced
+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 96.79%
CONSUMER DISCRETIONARY - 11.61%
AUTO COMPONENTS - 0.26%
Dana Corporation................      72,000    $    774
TRW, Incorporated...............      28,700         970
                                                --------
    TOTAL AUTO COMPONENTS.......                   1,744
                                                --------
AUTOMOBILES - 0.82%
Ford Motor Company..............     282,024       4,526
General Motors Corporation......      25,509       1,054
                                                --------
    TOTAL AUTOMOBILES...........                   5,580
                                                --------
HOTELS, RESTAURANTS & LEISURE - 2.02%
Carnival Corporation............      24,100         525
Mandalay Resort Group+..........     115,000       1,898
P & O Princess Cruises PLC......      67,800         970
Park Place Entertainment
  Corporation+..................     105,300         754
Tricon Global Restaurants+......      78,500       3,971
Wendy's International,
  Incorporated..................     213,500       5,615
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  13,733
                                                --------
HOUSEHOLD DURABLES - 2.01%
Fortune Brands, Incorporated....     141,400       5,211
Konnklijke Philips Electronics
  NV............................     130,666       2,947
Matsushita Electric Industrial
  Company Limited ADR...........     115,000       1,371
Newell Rubbermaid,
  Incorporated..................     148,600       4,107
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  13,636
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 1.05%
Eastman Kodak Company...........     278,200       7,114
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   7,114
                                                --------
MEDIA - 0.66%
Clear Channel Communication+....      21,000         801
Fox Entertainment Group,
  Incorporated+.................      87,300       1,921
Interpublic Group Companies,
  Incorporated..................      79,000       1,774
                                                --------
    TOTAL MEDIA.................                   4,496
                                                --------
MULTILINE RETAIL - 4.16%
Costco Wholesale Corporation+...      41,500       1,570
Federated Department Stores,
  Incorporated+.................     142,000       4,543
K Mart Corporation+.............     593,500       3,638
May Department Stores Company...     172,100       5,413
J.C. Penney Company,
  Incorporated..................     150,900       3,278
Sears Roebuck & Company.........     228,900       8,874
Target Corporation..............      30,600         953
                                                --------
    TOTAL MULTILINE RETAIL......                  28,269
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SPECIALTY RETAIL - 0.63%
Toys R Us, Incorporated+........     224,900    $  4,273
                                                --------
    TOTAL SPECIALTY RETAIL......                   4,273
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  78,845
                                                --------
CONSUMER STAPLES - 6.30%
FOOD & DRUG RETAILING - 0.72%
Kraft Foods, Incorporated+......      65,000       2,194
Kroger Company+.................     110,000       2,691
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   4,885
                                                --------
FOOD PRODUCTS - 0.80%
Sara Lee Company................     244,728       5,455
                                                --------
    TOTAL FOOD PRODUCTS.........                   5,455
                                                --------
HOUSEHOLD PRODUCTS - 0.10%
Proctor & Gamble Company........       9,600         708
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                     708
                                                --------
PERSONAL PRODUCTS - 0.33%
Gillette Company................      72,000       2,238
                                                --------
    TOTAL PERSONAL PRODUCTS.....                   2,238
                                                --------
TOBACCO - 4.35%
Gallaher Group PLC, ADR.........     187,200       5,017
Imperial Tobacco Group PLC......     230,300       5,783
Philip Morris Companies,
  Incorporated..................     400,000      18,720
                                                --------
    TOTAL TOBACCO...............                  29,520
                                                --------
    TOTAL CONSUMER STAPLES......                  42,806
                                                --------
ENERGY - 8.30%
ENERGY EQUIPMENT & SERVICES - 1.40%
Baker Hughes, Incorporated......      94,500       3,386
Global Marine, Incorporated+....     138,100       2,223
Halliburton Company.............      89,000       2,197
Tidewater, Incorporated.........      55,200       1,668
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                   9,474
                                                --------
OIL & GAS - 6.90%
BP Amoco, PLC...................      88,336       4,270
Chevron Texaco Corporation+.....      57,981       5,134
Conoco, Incorporated+...........     382,500       9,830
Devon Energy Corporation........      48,800       1,869
Occidental Petroleum
  Corporation...................     441,600      11,181
Phillips Petroleum Company......     138,600       7,541
Ultramar Diamond Shamrock.......      52,500       2,628
USX Marathon Group..............     160,000       4,414
                                                --------
    TOTAL OIL & GAS.............                  46,867
                                                --------
    TOTAL ENERGY................                  56,341
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
FINANCIALS - 23.16%
BANKS - 10.10%
Bank of America Corporation.....     233,303    $ 13,763
Bank One Corporation............     123,000       4,082
FleetBoston Financial
  Corporation...................     216,200       7,104
J P Morgan Chase & Company......     286,642      10,136
KeyCorp.........................     228,800       4,864
Mitsubishi Tokyo Financial
  Group, Incorporated...........     187,000       1,401
PNC Financial Services Group,
  Incorporated..................      64,527       3,543
U.S. Bancorp....................     118,060       2,099
UnionBanCal Corporation.........      47,600       1,589
Wachovia Corporation............     255,700       7,313
Washington Mutual,
  Incorporated..................     324,950       9,810
Wells Fargo & Company...........      72,400       2,860
                                                --------
    TOTAL BANKS.................                  68,564
                                                --------
DIVERSIFIED FINANCIALS - 4.70%
American Express Company........      80,800       2,378
Bear Stearns Companies,
  Incorporated..................      85,200       4,601
CitiGroup, Incorporated.........     239,938      10,922
Federal National Mortgage
  Association...................      31,700       2,566
Household International,
  Incorporated..................      23,163       1,211
Ing Groep N.V. .................      39,000         970
Morgan Stanley Dean Witter
  Discover & Company............      72,800       3,561
Principal Financial Group+......      36,600         824
USA Education, Incorporated.....      60,100       4,902
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  31,935
                                                --------
INSURANCE - 8.36%
Ace Limited.....................      93,800       3,306
Allmerica Financial
  Corporation...................      20,300         792
Allstate Corporation............     443,928      13,930
American International Group,
  Incorporated..................           1           -
Aon Corporation.................      50,700       1,929
Chubb Corporation...............      34,000       2,322
Cincinnati Financial
  Corporation...................      63,000       2,344
Hartford Financial Services
  Group, Incorporated...........      34,800       1,879
Lincoln National Corporation....      55,600       2,355
Metlife, Incorporated...........     352,400       9,480
MGIC Investments Corporation....     138,000       7,140
St. Paul Companies,
  Incorporated..................     112,100       5,145
XL Capital Limited..............      70,800       6,150
                                                --------
    TOTAL INSURANCE.............                  56,772
                                                --------
    TOTAL FINANCIALS............                 157,271
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
HEALTH CARE - 5.46%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.32%
Baxter International,
  Incorporated..................      45,300    $  2,191
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                   2,191
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 1.11%
Aetna, Incorporated+............     118,000       3,262
Health Net, Incorporated+.......     122,900       2,698
Trigon Healthcare,
  Incorporated+.................      26,000       1,596
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                   7,556
                                                --------
PHARMACEUTICALS - 4.03%
Abbott Laboratories.............      40,300       2,135
Astrazeneca PLC.................      51,000       2,301
Bausch & Lomb, Incorporated.....      39,000       1,270
Bristol-Myers Squibb Company....     179,800       9,610
Johnson & Johnson...............      55,700       3,226
Merck & Company, Incorporated...      42,300       2,699
Pfizer, Incorporated............      54,700       2,292
Watson Pharmaceuticals,
  Incorporated+.................      80,800       3,853
                                                --------
    TOTAL PHARMACEUTICALS.......                  27,386
                                                --------
    TOTAL HEALTH CARE...........                  37,133
                                                --------
INDUSTRIALS - 11.66%
AEROSPACE & DEFENSE - 4.11%
Boeing Company..................     228,400       7,446
Honeywell International,
  Incorporated..................     205,300       6,067
Lockheed Martin Corporation.....      51,000       2,487
Northrop Grumman Corporation....      46,300       4,628
Raytheon Company................     166,500       5,370
United Technologies
  Corporation...................      36,100       1,945
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  27,943
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 1.96%
Cendant Corporation+............     213,200       2,763
DeLuxe Corporation..............      59,100       2,069
Waste Management,
  Incorporated+.................     346,395       8,487
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  13,319
                                                --------
ELECTRICAL EQUIPMENT - 1.50%
Cooper Industries,
  Incorporated..................      42,900       1,660
Emerson Electrical Company......     134,000       6,569
Molex, Incorporated.............      79,000       1,963
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                  10,192
                                                --------
INDUSTRIAL CONGLOMERATES - 2.57%
ITT Industries, Incorporated....     182,400       8,772

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Minnesota Mining & Manufacturing
  Company.......................      22,000    $  2,296
Tyco International, Limited.....     129,500       6,364
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  17,432
                                                --------
MACHINERY - 0.32%
Caterpillar, Incorporated.......      48,900       2,187
                                                --------
    TOTAL MACHINERY.............                   2,187
                                                --------
ROAD & RAIL - 1.20%
Burlington Northern,
  Incorporated..................     184,600       4,960
CNF Transportation,
  Incorporated..................      56,700       1,253
CSX Corporation.................      57,900       1,951
                                                --------
    TOTAL ROAD & RAIL...........                   8,164
                                                --------
    TOTAL INDUSTRIALS...........                  79,237
                                                --------
INFORMATION TECHNOLOGY - 6.76%
COMMUNICATIONS EQUIPMENT - 1.43%
ADC Telecommunications,
  Incorporated+.................     688,700       3,134
Alcatel Alsthom.................      92,000       1,374
Corning, Incorporated...........     242,700       1,956
Motorola, Incorporated..........     128,000       2,095
Tellabs, Incorporated+..........      85,300       1,164
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   9,723
                                                --------
COMPUTERS & PERIPHERALS - 2.67%
Gateway, Incorporated+..........     627,300       3,544
Hewlett Packard Company.........      76,000       1,279
International Business Machines
  Corporation...................     106,500      11,509
NCR Corporation+................      51,000       1,808
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  18,140
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.28%
Agilent Technologies,
  Incorporated+.................      85,300       1,900
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...............                   1,900
                                                --------
IT CONSULTING & SERVICES - 0.15%
KPMG Consulting,
  Incorporated+.................      82,700       1,019
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                   1,019
                                                --------
OFFICE ELECTRONICS - 0.51%
Ikon Office Solutions,
  Incorporated..................     277,600       2,690
Xerox Corporation...............     109,000         763
                                                --------
    TOTAL OFFICE ELECTRONICS....                   3,453
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.32%
National Semiconductor
  Corporation+..................      84,600    $  2,198
                                                --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS......                   2,198
                                                --------
SOFTWARE - 1.40%
Adobe Systems, Incorporated.....      76,300       1,993
Cadence Design Systems,
  Incorporated+.................     111,000       2,346
Computer Associates
  International, Incorporated...     168,200       5,201
                                                --------
    TOTAL SOFTWARE..............                   9,540
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  45,973
                                                --------
MATERIALS - 8.38%
CHEMICALS - 3.77%
Crompton Corporation............     255,808       1,855
Cytec Industries,
  Incorporated+.................      52,000       1,244
Dow Chemical Company............     163,200       5,426
E.I. du Pont de Nemours &
  Company.......................      50,400       2,015
Hercules, Incorporated+.........     198,400       1,500
IMC Global, Incorporated........     123,000       1,322
Imperial Chemical Industries,
  PLC...........................     188,900       3,502
Lyondell Chemical Company.......     346,800       4,616
Millennium Chemicals,
  Incorporated..................     142,800       1,361
PPG Industries, Incorporated....      56,000       2,734
                                                --------
    TOTAL CHEMICALS.............                  25,575
                                                --------
CONTAINERS & PACKAGING - 0.63%
Pactiv Corporation+.............     195,600       3,169
Smurfit Stone Container
  Corporation+..................      74,700       1,106
                                                --------
    TOTAL CONTAINERS &
      PACKAGING.................                   4,275
                                                --------
METALS & MINING - 1.38%
Alcan Aluminum Limited..........     130,900       3,999
Alcoa, Incorporated.............     124,468       4,017
Pohang Iron & Steel Limited.....      81,000       1,389
                                                --------
    TOTAL METALS & MINING.......                   9,405
                                                --------
PAPER & FOREST PRODUCTS - 2.60%
International Paper Company.....     108,482       3,884
Plum Creek Timber Company,
  Incorporated+.................     131,143       3,623
Sappi Limited...................     402,000       3,835
UPM Kymmene Corporation.........     104,500       3,349
Weyerhaeuser Company............      58,800       2,935
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  17,626
                                                --------
    TOTAL MATERIALS.............                  56,881
                                                --------
TELECOMMUNICATION SERVICES - 5.72%
DIVERSIFIED TELECOMMUNICATION - 5.37%
Alltel Corporation..............      58,000       3,314
Bellsouth Corporation...........      59,000       2,183

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SBC Communications,
  Incorporated..................     242,922    $  9,258
Sprint Corporation..............     261,960       5,239
Telefonica SA+..................      51,367       1,822
Verizon Communications,
  Incorporated..................     235,832      11,747
WorldCom, Incorporated+.........     218,700       2,942
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                  36,505
                                                --------
WIRELESS TELECOMMUNICATION - 0.35%
AT&T Wireless Service,
  Incorporated+.................     166,641       2,406
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   2,406
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  38,911
                                                --------
UTILITIES - 9.44%
ELECTRIC UTILITIES - 8.00%
American Electric Power Company,
  Incorporated..................     236,800       9,922
CMS Energy Corporation..........      58,300       1,254
CNH Global NV...................     241,430       1,284
DTE Energy Company..............     146,100       6,091
Edison International+...........      48,800         693
Entergy Corporation.............     241,400       9,378
Northeast Utilities.............     412,000       7,272
PG&E Corporation+...............     152,900       2,761
Potomac Electric Power
  Company.......................      63,400       1,357
PPL Corporation.................      24,047         821
Reliant Energy, Incorporated....     198,100       5,537
TXU Corporation.................     173,000       7,930
                                                --------
    TOTAL ELECTRIC UTILITIES....                  54,300
                                                --------
GAS UTILITIES - 0.61%
Equitable Resources,
  Incorporated..................      67,000       2,205

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Peoples Energy Corporation......      50,400    $  1,930
                                                --------
    TOTAL GAS UTILITIES.........                   4,135
                                                --------
MULTI-UTILITIES - 0.83%
Enron Corporation...............      95,200       1,323
Scana Corporation...............      79,202       2,039
Williams Companies,
  Incorporated..................      78,600       2,269
                                                --------
    TOTAL MULTI-UTILITIES.......                   5,631
                                                --------
    TOTAL UTILITIES.............                  64,066
                                                --------
    TOTAL COMMON STOCK..........                 657,464
                                                --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 8.08%
U.S. TREASURY BILLS - 0.43%
5.80%, Due 12/13/2001 (Note A).....  $ 2,925      2,916
                                               --------
    TOTAL U.S. TREASURY BILLS......               2,916
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 7.65%
American Select Cash Reserve
  Fund..........................  38,185,525     38,186
AMR Investments Enhanced Yield
  Business Trust................  13,774,136     13,774
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 51,960
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 54,876
                                               --------
TOTAL INVESTMENTS - 104.87%
  (COST $723,299)...............                712,340
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (4.87%)..............                (33,165)
                                               --------
TOTAL NET ASSETS - 100%.........               $679,175
                                               ========

---------------

Based on the cost of investments of $734,789 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $66,525, the aggregate gross unrealized depreciation was $88,974, and the net unrealized depreciation of investments was $22,449.

(A) At October 31, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
COMMON STOCK - 88.25%
CONSUMER DISCRETIONARY - 23.72%
AUTO COMPONENTS - 2.45%
Arvinmeritor, Incorporated.........    35,500     $    533
Bandag, Incorporated...............     3,600           83
Borg-Warner Automotive,
  Incorporated.....................    15,000          641
Cooper Tire & Rubber Company.......    43,300          572
Hawk Corporation+..................    40,700          132
Lear Corporation+..................    43,400        1,332
Tower Automotive, Incorporated+....    26,700          163
                                                  --------
    TOTAL AUTO COMPONENTS..........                  3,456
                                                  --------
AUTOMOBILES - 0.16%
Thor Industries, Incorporated......     6,600          231
                                                  --------
    TOTAL AUTOMOBILES..............                    231
                                                  --------
DISTRIBUTORS - 0.08%
Brightpoint, Incorporated+.........    32,000          118
                                                  --------
    TOTAL DISTRIBUTORS.............                    118
                                                  --------
HOTELS RESTAURANTS & LEISURE - 4.20%
American Coin Merchandising+.......    96,900          759
Bally Total Fitness Holdings
  Corporation+.....................    21,300          393
Boyd Gaming Corporation+...........    16,300           70
Churchill Downs, Incorporated......     6,600          169
IHOP Corporation+..................    24,600          629
Isle of Capri Casinos,
  Incorporated+....................   112,100        1,017
Mandalay Resort Group+.............   138,600        2,287
Prime Hospitality Corporation+.....    32,800          301
Ryan's Family Steak Houses,
  Incorporated+....................    17,100          308
                                                  --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE......................                  5,933
                                                  --------
HOUSEHOLD DURABLES - 7.35%
American Greetings Corporation.....    46,700          655
Centex Corporation.................    20,800          796
D.R. Horton, Incorporated..........    16,136          361
Furniture Brands International,
  Incorporated+....................     3,600           86
KB Home............................    26,200          774
Lennar Corporation.................    19,000          689
Libbey, Incorporated...............       400           13
M.D.C. Holdings, Incorporated......    57,310        1,528
M/I Schottenstein Homes,
  Incorporated.....................    43,300        1,600
Mohawk Industries, Incorporated+...     8,000          346
Oneida Limited.....................     1,900           24
Pulte Corporation..................    11,159          363
Ryland Group, Incorporated.........     4,400          235
Standard Pacific Corporation.......     9,800          179
Topps, Incorporated+...............   266,200        2,728
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                 10,377
                                                  --------
INTERNET & CATALOG RETAIL - 0.64%
PC Connection, Incorporated+.......     4,400           50

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Stamps.com, Incorporated+..........   280,100     $    849
                                                  --------
    TOTAL INTERNET & CATALOG
      RETAIL.......................                    899
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.87%
Brunswick Corporation..............    64,400        1,152
Sturm Ruger & Company,
  Incorporated.....................     5,000           59
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                  1,211
                                                  --------
MEDIA - 0.39%
World Wrestling Federation
  Entertainment, Incorporated+.....    48,800          550
                                                  --------
    TOTAL MEDIA....................                    550
                                                  --------
MULTILINE RETAIL - 0.96%
Big Lots, Incorporated+............    32,900          240
Nieman Marcus Group+...............    24,600          656
Saks, Incorporated+................    21,200          144
ShopKo Stores, Incorporated+.......     8,500           74
Stein Mart, Incorporated+..........    30,300          241
                                                  --------
    TOTAL MULTILINE RETAIL.........                  1,355
                                                  --------
SPECIALTY RETAIL - 4.86%
Buckle, Incorporated+..............    15,100          274
Burlington Coat Factory Warehouse..    32,600          487
Cato Corporation...................    10,300          175
Charming Shoppes, Incorporated+....    11,100           53
Footstar, Incorporated+............    10,250          342
Genesco, Incorporated+.............    47,100          860
Handleman Company+.................    16,100          198
Hughes Supply, Incorporated........    13,000          307
Payless Shoesource,
  Incorporated+....................    25,900        1,369
Pier 1 Imports, Incorporated.......     8,300           91
United Rentals, Incorporated+......    34,400          628
Trans World Entertainment
  Corporation+.....................    31,000          259
Wilsons Leather Experts,
  Incorporated+....................     5,400           65
Zale Corporation+..................    61,100        1,749
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  6,857
                                                  --------
TEXTILES & APPAREL - 1.76%
New Brown Shoe, Incorporated.......     4,300           47
Kellwood Company...................    16,700          325
Liz Claiborne, Incorporated........    10,500          478
Nautica Enterprises,
  Incorporated+....................    24,300          295
Phillips Van Heusen Corporation....    20,300          173
Quiksilver, Incorporated+..........    80,600        1,062
Timberland Company+................     1,300           42
Whitehall Jewellers,
  Incorporated+....................     8,000           66
                                                  --------
    TOTAL TEXTILES & APPAREL.......                  2,488
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 33,475
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 1.59%
FOOD PRODUCTS - 1.03%
Interstate Bakeries Corporation....    13,600     $    321
Lance, Incorporated................    29,700          396
Pilgrims Pride Corporation.........     5,400           67
RalCorp Holdings, Incorporated+....    24,000          468
Tyson Foods, Incorporated+.........    19,993          196
                                                  --------
    TOTAL FOOD PRODUCTS............                  1,448
                                                  --------
PERSONAL PRODUCTS - 0.15%
Nu Skin Enterprises,
  Incorporated.....................    29,200          217
                                                  --------
    TOTAL PERSONAL PRODUCTS........                    217
                                                  --------
TOBACCO - 0.41%
Schweitzer Mauduit International,
  Incorporated.....................     4,100           98
Universal Corporation..............    15,000          485
                                                  --------
    TOTAL TOBACCO..................                    583
                                                  --------
    TOTAL CONSUMER STAPLES.........                  2,248
                                                  --------
ENERGY - 4.44%
ENERGY EQUIPMENT & SERVICES - 1.98%
Great Plains Energy,
  Incorporated+....................    40,200          959
Helmerich and Payne, Incorporated..    37,200        1,128
Maverick Tube Corporation+.........     9,500          115
Patterson-UTI Energy,
  Incorporated+....................    20,400          368
Pride International,
  Incorporated+....................    17,500          225
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  2,795
                                                  --------
OIL & GAS  - 2.46%
Berry Petroleum Company............    16,200          283
Chesapeake Energy Corporation+.....    17,800          129
Forest Oil Corporation+............    35,300          967
Meridian Resource Corporation+.....    27,700          118
Pogo Producing Corporation.........    15,900          434
Prize Energy Corporation+..........     1,200           21
Pure Resources, Incorporated+......     1,600           28
Seitel, Incorporated+..............     2,300           31
Stone Energy Corporation+..........     7,000          277
Tesoro Petroleum Corporation+......    23,000          304
Unit Corporation+..................     6,500           71
Vintage Petroleum, Incorporated....    46,400          812
                                                  --------
    TOTAL OIL & GAS................                  3,475
                                                  --------
    TOTAL ENERGY...................                  6,270
                                                  --------
FINANCIALS - 15.60%
BANKS  - 3.98%
Berkshire Hill Bancorp,
  Incorporated.....................    26,642          506
Citizens Banking Corporation of
  Michigan.........................     8,500          258
Colonial Bancgroup, Incorporated...    29,500          372

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Corus Bankshares, Incorporated.....     5,200     $    218
Evertrust Financial Group,
  Incorporated.....................    31,500          477
First Citizens Bancshares,
  Incorporated.....................     4,400          414
1st Source Corporation.............     8,150          170
GBC Bancorp California.............     6,400          178
Klamath First Bancorp,
  Incorporated.....................    33,100          429
MAF Bancorp, Incorporated..........     5,400          151
MutualFirst Financial,
  Incorporated.....................    45,200          678
PFF Bancorp, Incorporated..........     7,800          195
Provident Financial Group,
  Incorporated.....................     1,400           30
Silicon Valley Bancshares+.........    21,600          506
The Trust Company of New Jersey....    10,800          265
UTD Community Financial............    60,400          417
Webster Financial Corporation of
  Waterbury........................    10,200          309
Westcorp, Incorporated.............     2,500           45
                                                  --------
    TOTAL BANKS....................                  5,618
                                                  --------
DIVERSIFIED FINANCIALS - 1.05%
FBL Financial Group, Incorporated..     1,100           19
First American Corporation+........    20,200          336
Metris Cos, Incorporated...........    19,000          308
NCO Group, Incorporated+...........     6,900          113
Port Financial Corporation.........    11,300          288
Raymond James Financial,
  Incorporated.....................    10,800          316
WFS Financial, Incorporated+.......     5,272          107
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                  1,487
                                                  --------
INSURANCE - 4.86%
American Financial Group,
  Incorporated.....................     2,200           49
American Physicians CAP,
  Incorporated+....................     1,900           44
AmerUs Group Company...............    28,700          869
Commerce Group, Incorporated.......    24,800          904
Delphi Financial Group,
  Incorporated.....................    14,872          452
Fidelity National Financial,
  Incorporated.....................    47,300        1,088
Horace Mann Educators Corporation..    20,100          381
IPC Holdings Limited+..............    29,800          807
Landamerica Financial Group,
  Incorporated.....................    13,500          354
Mony Group, Incorporated...........    23,300          703
National Western Life Insurance
  Company+.........................       900           92
Protective Life Corporation........    36,900        1,016

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
State Auto Financial Corporation...     7,400     $    104
                                                  --------
    TOTAL INSURANCE................                  6,863
                                                  --------
REAL ESTATE - 5.71%
Arden Realty, Incorporated.........    15,400          379
AMB Property Corporation...........    60,300        1,466
Camden Property Trust..............    14,200          494
Felcor Lodging Trust,
  Incorporated.....................    36,200          503
Hospitality Properties Trust.......    13,130          326
Interpool, Incorporated............    11,600          140
Jones Lang Lasalle,
  Incorporated+....................    44,900          671
La Quinta Properties,
  Incorporated+....................    21,900          117
Post Properties, Incorporated......    29,820        1,013
Shurgard Storage Centers,
  Incorporated.....................     6,000          180
Storage USA, Incorporated..........     4,700          189
Trammell Crow Company+.............   128,100        1,257
Ventas, Incorporated...............    93,400        1,163
Winston Hotels, Incorporated.......    21,450          151
                                                  --------
    TOTAL REAL ESTATE..............                  8,049
                                                  --------
    TOTAL FINANCIALS...............                 22,017
                                                  --------
HEALTH CARE - 4.58%
BIOTECHNOLOGY - 0.98%
Medarex, Incorporated+.............    67,300        1,386
                                                  --------
    TOTAL BIOTECHNOLOGY............                  1,386
                                                  --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.49%
Bausch & Lomb, Incorporated........     5,700          186
Discovery Partners International,
  Incorporated+....................   178,500          735
Ocular Sciences, Incorporated+.....       700           16
Thoratec Corporation+..............    60,022        1,170
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  2,107
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 1.82%
Health Net, Incorporated+..........    67,720        1,486
Pacificare Health Systems+.........    24,800          411
Stewart Enterprises,
  Incorporated+....................    32,800          199
US Oncology, Incorporated+.........    91,101          478
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  2,574
                                                  --------
PHARMACEUTICALS - 0.29%
3 Dimensional Pharmaceutical+......    46,600          400
                                                  --------
    TOTAL PHARMACEUTICALS..........                    400
                                                  --------
    TOTAL HEALTH CARE..............                  6,467
                                                  --------
INDUSTRIALS - 15.41%
AEROSPACE & DEFENSE - 0.36%
GenCorp, Incorporated..............    14,800          176
Kaman Corporation..................    18,500          250
Triumph Group, Incorporated+.......     3,400           87
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                    513
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
AIR FREIGHT & COURIERS - 0.14%
Atlas Air Worldwide Holdings,
  Incorporated+....................    15,600     $    201
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                    201
                                                  --------
BUILDING PRODUCTS - 0.73%
Dal-Tile International,
  Incorporated+....................    11,400          185
Griffon Corporation+...............     4,840           56
NCI Building Systems,
  Incorporated+....................    13,400          178
Nortek, Incorporated+..............     4,900           99
Universal Fastener Products,
  Incorporated.....................     9,100          155
Watsco, Incorporated...............     3,600           47
York International Corporation+....    10,300          316
                                                  --------
    TOTAL BUILDING PRODUCTS........                  1,036
                                                  --------
COMMERCIAL SERVICES & SUPPLIES  - 6.03%
Bowne & Company, Incorporated......    88,900          929
C D I Corporation+.................     8,200          144
Deluxe Corporation.................    20,600          721
Encompass Services Corporation+....    47,000          144
John H. Harland Company............    88,400        1,712
Heidrick & Struggles International,
  Incorporated+....................   137,600        2,086
Korn/Ferry International+..........    79,000          569
Mac Gray Corporation+..............    48,100          144
Mail-Well, Incorporated+...........    25,200           99
McGrath Rentcorp...................       900           23
New England Business Service,
  Incorporated.....................     2,100           37
Spherion Corporation+..............    34,200          246
Steelcase, Incorporated............    15,300          200
United Stationers, Incorporated+...    16,100          452
Valassis Communications,
  Incorporated+....................    14,800          462
Volt Informations Sciences,
  Incorporated+....................     5,000           58
Wallace Computer Services,
  Incorporated.....................    30,100          466
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                  8,492
                                                  --------
CONSTRUCTION & ENGINEERING - 0.41%
Crossmann Communities,
  Incorporated+....................     2,800           77
Dycom Industries, Incorporated+....    19,700          235
Mastec, Incorporated+..............    35,100          161
URS Corporation+...................     4,700          105
                                                  --------
    TOTAL CONSTRUCTION &
      ENGINEERING..................                    578
                                                  --------
ELECTRICAL EQUIPMENT - 1.51%
A O Smith Corporation..............     4,700           74
Ametek Aerospace Products,
  Incorporated.....................     3,200           86

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Asyst Technologies,
  Incorporated+....................    10,100     $     92
Belden, Incorporated...............     8,200          164
C&D Technologies...................    19,200          398
Generale Cable Corporation.........    13,800          156
National Service Industries,
  Incorporated.....................    13,400          238
Technitrol, Incorporated...........    19,700          490
Tecumseh Products Company..........     5,900          270
Wesco International,
  Incorporated+....................    33,000          162
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  2,130
                                                  --------
INDUSTRIAL CONGLOMERATES - 0.07%
Standex International
  Corporation......................     4,300           94
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                     94
                                                  --------
MACHINERY - 2.34%
Albany International
  Corporation+.....................     8,052          157
Applied Industrial Technologies,
  Incorporated.....................    11,300          187
Astec Industries, Incorporated+....     5,000           64
Briggs & Stratton Corporation......     5,900          222
Denison International PLC+.........    16,200          222
Esterline Technologies
  Corporation+.....................    15,200          205
JLG Industries, Incorporated.......    31,000          307
Lincoln Electric Holdings,
  Incorporated.....................    11,100          235
Manitowoc Company, Incorporated....     4,600          127
Milacron, Incorporated.............    13,200          156
Mueller Industries,
  Incorporated+....................     5,600          162
Nacco Industries, Incorporated.....     2,200          115
Precision Castparts Corporation+...    14,900          339
Semitool, Incorporated+............    16,400          163
Terex Corporation+.................    19,800          321
Trinity Industries, Incorporated...     4,300          107
USEC, Incorporated.................    11,400           75
Wabash National Corporation........    13,600          100
Watts Industries, Incorporated.....     2,300           32
                                                  --------
    TOTAL MACHINERY................                  3,296
                                                  --------
MARINE - 1.48%
Alexander & Baldwin, Incorporated..    18,800          419
Overseas Shipholding Group
  Incorporated+....................     1,700           42
Teekay Shipping Corporation........    58,700        1,622
                                                  --------
    TOTAL MARINE...................                  2,083
                                                  --------
ROAD & RAIL - 2.34%
Amerco+............................     6,700          122
Arkansas Best Corporation+.........    12,200          287
Arnold Industries, Incorporated....     6,100          132
Dollar Thrifty Automotive Group+...    21,000          247
Kansas City Southern Industries,
  Incorporated+....................    12,500          156

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Roadway Express, Incorporated......    10,600     $    289
US Freightways Corporation.........    47,400        1,475
Wabtec Corporation.................    16,900          206
Yellow Corporation+................    17,900          394
                                                  --------
    TOTAL ROAD & RAIL..............                  3,308
                                                  --------
    TOTAL INDUSTRIALS..............                 21,731
                                                  --------
INFORMATION TECHNOLOGY - 9.64%
COMMUNICATIONS EQUIPMENT  - 0.88%
Adtran, Incorporated+..............    53,700        1,246
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  1,246
                                                  --------
COMPUTERS & PERIPHERALS  - 2.93%
Creative Technology Limited........    41,200          253
Gateway, Incorporated+.............   282,400        1,596
Iomega Corporation+................    29,280          205
Maxtor Corporation+................    28,400          139
Quantum Corporation+...............   119,000        1,003
Read Rite Corporation+.............   167,800          836
SPS Technologies, Incorporated+....     3,500          105
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  4,137
                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.49%
Cohu, Incorporated.................     8,300          145
Kemet Corporation+.................    63,000        1,126
Park Electrochemical Corporation...    11,400          255
Pioneer Standard Electronics,
  Incorporated.....................    23,300          207
Tech Data Corporation+.............     8,700          371
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                  2,104
                                                  --------
INTERNET SOFTWARE & SERVICES - 0.09%
Viant Corporation+.................    95,700          120
                                                  --------
    TOTAL INTERNET SOFTWARE &
      SERVICES.....................                    120
                                                  --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.89%
Credence Systems Corporation+......    54,300          738
Cymer, Incorporated+...............     7,300          153
Dupont Photomasks, Incorporated+...    34,800        1,254
Ess Technology, Incorporated+......       400            5
Electroglas, Incorporated+.........     6,800           85
Fairchild Semiconductor
  International+...................    45,100          958
General Semiconductor,
  Incorporated+....................    20,500          217
Kulicke & Soffa Industries,
  Incorporated+....................     7,200          109
Silicon Storage Technology,
  Incorporated+....................    10,800           97

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Varian Semiconductor Equipment,
  Incorporated+....................    15,100     $    454
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  4,070
                                                  --------
SOFTWARE - 1.36%
Bsquare Corporation+...............   321,100          992
Concord Communications,
  Incorporated+....................    62,800          920
                                                  --------
    TOTAL SOFTWARE.................                  1,912
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 13,589
                                                  --------
MATERIALS - 4.54%
CHEMICALS - 1.69%
Agrium, Incorporated...............    92,000          874
Crompton Corporation...............    15,800          115
Cytec Industries, Incorporated+....    10,800          258
Georgia Gulf Corporation...........     7,600          135
International Specialty
  Products+........................    34,900          281
NL Industries, Incorporated........    36,700          472
Spartech Corporation...............    12,200          250
                                                  --------
    TOTAL CHEMICALS................                  2,385
                                                  --------
CONSTRUCTION MATERIALS - 0.71%
Centex Construction Products,
  Incorporated.....................    10,900          359
Lafarge Corporation................     6,500          230
Lone Star Technologies,
  Incorporated+....................     6,600          109
Texas Industries, Incorporated.....    10,200          307
                                                  --------
    TOTAL CONSTRUCTION MATERIALS...                  1,005
                                                  --------
CONTAINERS & PACKAGING - 0.35%
Ball Corporation...................     1,500           92
Grief Brothers Corporation.........     2,000           50
Myers Industries, Incorporated.....     3,295           43
Rock Tenn Company..................     4,500           58
Silgan Holdings, Incorporated+.....     4,300           87
Sonoco Products Company............     7,100          167
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                    497
                                                  --------
METALS & MINING - 1.07%
AK Steel Holdings Corporation......    48,000          437
Allegheny Technologies,
  Incorporated.....................    23,300          345
Commercial Metals Company..........     7,100          215
Quanex Corporation.................     7,800          202
Steel Dynamics, Incorporated+......     7,600           79
Stillwater Mining Company+.........    11,500          179
Worthington Industries,
  Incorporated.....................     4,200           55
                                                  --------
    TOTAL METALS & MINING..........                  1,512
                                                  --------
PAPER & FOREST PRODUCTS - 0.72%
Buckeye Technologies,
  Incorporated+....................    25,100          222

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Glatfelter PH Company..............     4,600     $     69
Plum Creek Timber Company,
  Incorporated+....................    25,893          715
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                  1,006
                                                  --------
    TOTAL MATERIALS................                  6,405
                                                  --------
UTILITIES - 8.73%
ELECTRIC UTILITIES - 5.51%
CH Energy Group, Incorporated......    23,600          943
El Paso Electric Company+..........    36,700          499
IDACORP, Incorporated..............    27,500        1,045
OGE Energy Corporation.............    91,600        1,984
Puget Energy, Incorporated.........    33,700          643
R G S Energy Group, Incorporated...    37,100        1,423
UIL Holdings Corporation...........    17,200          849
Unisource Energy Corporation.......    24,600          388
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                  7,774
                                                  --------
GAS UTILITIES - 1.70%
MDU Resource Group, Incorporated...     3,900           95
National Fuel Gas Company..........    58,200        1,362
Newfield Exploration Company+......    11,800          411
Southwestern Energy Company+.......     7,500           89
UGI Corporation....................    15,300          442
                                                  --------
    TOTAL GAS UTILITIES............                  2,399
                                                  --------
MULTI-UTILITIES - 1.52%
Avista Corporation.................    27,700          332
Black Hills Corporation+...........     6,200          170
Northwestern Corporation...........    17,400          335
Questar Corporation................    59,500        1,309
                                                  --------
    TOTAL MULTI-UTILITIES..........                  2,146
                                                  --------
    TOTAL UTILITIES................                 12,319
                                                  --------
    TOTAL COMMON STOCK.............                124,521
                                                  --------

                                     PAR
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS - 28.53%
U.S. TREASURY BILLS - 1.12%
2.12% - 2.60%, Due 12/13/2001
  (Note A)......................  $    1,585      1,581
                                               --------
    TOTAL U.S. TREASURY BILLS...                  1,581
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 27.41%
American Select Cash Reserve
  Fund..........................  34,223,187     34,223

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
AMR Investments Enhanced Yield
  Business Trust................   4,449,386    $  4,449
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                  38,672
                                                --------
    TOTAL SHORT-TERM IN-
      VESTMENTS.................                  40,253
                                                --------
    TOTAL INVESTMENTS - 116.78%
      (COST $169,449)...........                 164,774
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (16.78%).............                 (23,684)
                                                --------
TOTAL NET ASSETS - 100%.........                $141,090
                                                ========

---------------

Based on the cost of investments of $170,013 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $9,324, the aggregate gross unrealized depreciation was $14,563, and the net unrealized depreciation of investments was $5,239.

(A)At October 31, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 93.85%
AUSTRALIA COMMON STOCK - 3.01%
Australia & New Zealand
  Banking Group...............     739,820   $    6,660
CSR Limited...................   1,468,000        4,674
Iluka Resources...............     360,594          683
Mayne Nickless Limited........     965,000        3,628
News Corporation Preferred
  Rights......................     345,000        2,050
QBE Insurance.................     125,080           90
QBE Insurance Group Limited,
  144A (Note A)...............   2,077,090        7,263
Singapore Telecom.............   1,126,241        1,063
WMC Limited...................     785,000        3,696
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCK...................                   29,807
                                             ----------
AUSTRIA - 0.63%
PREFERRED STOCK - 0.24%
Bayer Hypo Vereins AG.........      76,000        2,403
                                             ----------
    TOTAL AUSTRIA PREFERRED
      STOCK...................                    2,403
                                             ----------
COMMON STOCK - 0.39%
Evn Energie-Versorgung
  Niederoesterreich AG........      41,380        1,548
VA Technologie AG, 144A (Note
  A)..........................      33,000          623
Wienerberger Baust............     118,044        1,744
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCK...................                    3,915
                                             ----------
    TOTAL AUSTRIA.............                    6,318
                                             ----------
BELGIUM COMMON STOCK - 0.39%
Fortis NL.....................     162,100        3,840
                                             ----------
    TOTAL BELGIUM COMMON
      STOCK...................                    3,840
                                             ----------
CANADA COMMON STOCK - 2.94%
Alcan Aluminum Limited........     125,000        3,837
BCE, Incorporated.............     239,810        5,292
Canadian National Railway
  Company.....................     101,300        4,061
Husky Energy, Incorporated....     240,000        2,723
Manulife Financial
  Corporation.................     278,057        6,879
Nortel Networks Corporation...     307,000        1,790
Transcanada Pipelines
  Limited.....................     351,000        4,581
                                             ----------
    TOTAL CANADA COMMON
      STOCK...................                   29,163
                                             ----------
FINLAND COMMON STOCK - 2.18%
Enso-Gutzeit OY, "R"..........     212,000        2,578
Konecranes International......      96,000        2,360
Metsa-Serla OY, "B"...........     200,000        1,241
Nordic Baltic Holdings........     442,300        1,968
UPM-Kymmene OY................     415,170       13,499
                                             ----------
    TOTAL FINLAND COMMON
      STOCK...................                   21,646
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
FRANCE COMMON STOCK - 9.97%
Alcatel Alsthom CG............     401,800   $    6,069
Alstom, 144A (Note A).........     360,400        5,513
Aventis SA....................     267,347       19,685
AXA...........................     500,184       10,947
Banque Nationale de Paris.....     123,981       10,318
BIC SA........................      39,289        1,207
Lagardere S.C.A...............     106,100        3,744
Michelin (CGDE)...............      87,500        2,705
Pechiney SA...................      51,800        2,379
Saint Gobain..................      23,884        3,324
Suez..........................     156,700        4,930
Total Fina....................     158,332       22,246
Vivendi Universal SA..........     122,625        5,732
                                             ----------
    TOTAL FRANCE COMMON
      STOCK...................                   98,799
                                             ----------
GERMANY COMMON STOCK - 5.91%
Allianz AG....................      10,975        2,588
BASF AG.......................      67,000        2,269
BAYER AG......................      90,000        2,675
Bayer Hypo Vereins............     178,500        5,509
Boss (Hugo) AG................     127,950        2,361
Depfa DT Pfander..............      77,580        4,507
Duetsche Post AG..............     249,700        3,589
E.ON AG.......................     239,520       12,491
Fresenius Medical Care AG.....      98,697        4,489
Gehe AG.......................     118,800        4,451
Krones AG.....................     105,000        3,735
Merck KGAA....................      94,000        3,315
Muenchener Rueckversicherung
  AG, DEM 10..................      13,676        3,615
Muenchener Rueckversicherung
  AG, DEM 5...................         293           17
Volkswagen AG.................      78,500        3,012
                                             ----------
    TOTAL GERMANY COMMON
      STOCK...................                   58,623
                                             ----------
HONG KONG COMMON STOCK - 3.53%
Cheung Kong Holdings
  Limited.....................     330,000        2,792
Henderson Land Development
  Company.....................   1,564,000        5,023
Hong Kong Electric Holdings...   1,436,400        5,451
Huaneng Power International...   9,442,000        5,810
Hutchinson Whampoa Limited....     637,000        5,145
Shandong International Power..  23,462,000        5,234
South China Morning Post......   7,226,000        3,821
Swire Pacific.................     400,000        1,667
                                             ----------
    TOTAL HONG KONG COMMON
      STOCK...................                   34,943
                                             ----------
IRELAND COMMON STOCK - 2.01%
Allied Irish Banks............     795,463        7,738
Elan Corporation PLC..........      62,100        2,835
Greencore Group...............   1,377,830        3,177

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Jefferson Smurfit.............   3,078,270   $    6,127
                                             ----------
    TOTAL IRELAND COMMON
      STOCK...................                   19,877
                                             ----------
ITALY COMMON STOCK - 3.51%
Alleanza Assicuraz............     297,000        3,063
BCA Naz Del Lavoro............   1,030,000        2,273
ENI...........................   1,273,047       15,960
Sao Paolo Imi SPA.............     389,880        4,098
STET Telecom Italia...........   1,130,550        9,439
                                             ----------
    TOTAL ITALY COMMON
      STOCK...................                   34,833
                                             ----------
JAPAN COMMON STOCK - 14.16%
Best Denki Company............     300,000          931
Canon, Incorporated...........     388,000       11,285
Circle K Japan Company........     181,648        5,016
East Japan Railway............         969        5,644
Fujitsu.......................     552,000        4,086
Hitachi Limited...............     889,000        6,064
Kanamoto Company..............     310,000        1,337
KAO Corporation...............     277,000        6,563
Komatsu.......................     711,000        2,172
Konica Corporation............   1,042,040        5,372
Makita Corporation............     105,000          565
Matsushita Electric Industrial
  Company.....................     164,000        1,943
Matsuzakaya Company...........     500,000        1,254
Namco.........................     249,400        4,564
NEC Corporation...............     227,000        2,058
Nikko Securities Company
  Limited.....................     855,000        4,617
Nintendo Company Limited......     109,100       16,828
Nippon Telephone & Telegraph
  Company.....................         600        2,470
Nissan Motor Company..........   1,445,000        6,375
Nomura Securities.............     294,000        3,867
NTT Mobile Communication......         382        5,181
Okumura Corporation...........     700,000        2,430
Orix Corporation..............      37,000        3,237
Sanyo Shinpan Finance
  Company.....................     113,100        3,243
Sony Corporation..............     215,500        8,151
Sumitomo Trust & Banking......     639,000        3,561
Takefuji Corporation..........      83,610        6,940
Welfide.......................     603,000        7,163
Yamanouchi Pharmaceutical
  Company Limited.............     157,000        4,656
Yasuda Fire and Marine
  Insurance Company...........     387,000        2,779
                                             ----------
    TOTAL JAPAN COMMON
      STOCK...................                  140,352
                                             ----------
MEXICO COMMON STOCK - 0.36%
Telmex ADR....................     104,000        3,542
                                             ----------
    TOTAL MEXICO COMMON
      STOCK...................                    3,542
                                             ----------
NETHERLANDS COMMON STOCK - 7.54%
ABM AMRO Holdings NV..........     805,960       12,311
Akzo Nobel NV.................     393,696       16,151

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
CNH Global NV.................     240,000   $    1,277
Ing Groep NV..................     553,838       13,817
Kon KPN NV....................     214,775          832
Philips Electronics NV........     878,325       19,967
Royal Dutch Petrol............     102,000        5,191
Vedior NV.....................     293,552        2,697
Wolters Kluwer................     117,700        2,472
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCK...................                   74,715
                                             ----------
NEW ZEALAND COMMON STOCK - 1.02%
Carter Holt Harvey Limited....   1,205,889          712
Fisher & Paykel Limited.......     502,653        2,957
Telecom Corporation of New
  Zealand.....................   3,363,162        6,429
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCK...................                   10,098
                                             ----------
NORWAY COMMON STOCK - 1.68%
DNB Holdings, AS..............     810,000        3,064
Norsk Hydro AS................      90,000        3,435
Nycomed AS, Series B..........     374,320        3,245
Stolt-Nielsen SA, "B".........      93,081        1,308
Telenor AS....................   1,452,700        5,610
                                             ----------
    TOTAL NORWAY COMMON
      STOCK...................                   16,664
                                             ----------
PORTUGAL COMMON STOCK - 1.64%
Electric De Portugal..........   3,257,873        7,834
Portugal Telecom..............   1,058,406        8,389
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCK...................                   16,223
                                             ----------
SINGAPORE COMMON STOCK - 2.47%
Development Bank of Singapore
  Group Holdings..............     540,795        3,083
Creative Technology...........     950,000        5,676
Overseas Chinese Bank.........     668,650        3,849
United OverSeas Bank..........   2,115,225       11,827
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK...................                   24,435
                                             ----------
SPAIN COMMON STOCK - 4.43%
Banco Popular Espanol.........      84,000        2,822
Banco Santander Central
  Hispano.....................     167,443        1,289
Endesa SA.....................     342,445        5,243
Iberdrola SA..................     200,357        2,756
NH Hoteles SA.................     485,247        4,497
Repsol SA (RG)................     858,370       12,447
Telefonica de Espana..........   1,234,838       14,836
                                             ----------
    TOTAL SPAIN COMMON
      STOCK...................                   43,890
                                             ----------
SOUTH KOREA COMMON STOCK - 0.63%
Kookmin Bank GDR, 144A (Note
  A)..........................     208,356        3,042
Korea Electric Power
  Corporation.................      80,860        1,274
LG Electronics,
  Incorporated................     182,000        1,890
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCK...................                    6,206
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SWEDEN COMMON STOCK - 2.36%
Astrazeneca...................      27,847   $    1,254
Autoliv, Incorporated.........     125,000        1,981
Electrolux AB, "B"............     622,802        7,496
Foreningssparbk...............     208,000        2,093
Investor AB...................     532,200        5,204
Stora Enso OY, Series A.......      62,062          753
Stora Enso OY, Series R.......     152,602        1,837
Volvo AB......................     200,000        2,783
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK...................                   23,401
                                             ----------
SWITZERLAND COMMON STOCK - 4.96%
ABB Limited...................     106,984          911
Clariant......................     127,000        2,065
Geberit International AG......      17,306        3,444
Novartis AG...................     343,820       12,876
Roche Holdings AG.............      50,000        3,468
Saurer AG Arbon...............      74,630        1,234
Sig Schweitz Industries AG....     107,680        8,738
Sulzer AG.....................      10,871        1,298
Sulzer Medica.................      21,742          506
Swiss Reinsurance Rights......      50,000           --
Swiss Reinsurance.............      50,000        5,144
Zurich Financial Services
  Group.......................      41,174        9,431
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK...................                   49,115
                                             ----------
UNITED KINGDOM COMMON STOCK - 18.52%
Alliance and Lei PLC..........     779,700        7,960
Allied Domecq PLC.............   1,646,884        8,383
BAE Systems, PLC..............   3,603,990       17,506
BP Amoco......................     842,530        6,800
British American Tobacco
  Industries PLC..............     429,775        3,750
British Telecommunications....   1,652,688        8,364
Cable and Wireless............     704,500        3,186
Cadbury Schweppes.............   1,547,461        9,632
Celltech Group................     698,988        9,118
Chubb PLC.....................   2,303,042        4,697
Commercial Union PLC..........     323,465        3,881
Diageo........................     598,243        5,973
FKI PLC.......................     633,494        1,419

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Hanson PLC....................   1,486,385   $   10,181
Hays..........................   2,005,936        4,806
HSBC Holdings PLC.............     681,965        7,473
Imperial Chemical Industries
  PLC.........................     412,000        1,941
Innogy Holdings...............     460,000        1,368
Kidde PLC.....................     715,000          572
Lloyds TSB Group PLC..........     532,767        5,377
Marks & Spencer...............     500,000        2,087
National Grid Group PLC.......     571,400        4,055
National Power PLC............     460,000        1,478
Northern Foods PLC............   1,000,000        2,196
PowerGen PLC..................     473,000        5,128
Reed International PLC........     393,350        3,221
Rolls Royce Vickers Limited...     900,000        1,957
Royal Bank of Scotland PLC....     181,324        4,338
Shell Transportation & Trading
  Company PLC.................     535,000        4,007
Spirent PLC...................   2,016,604        3,431
Stagecoach Holdings...........   1,370,000        1,096
Tesco PLC.....................   1,961,200        6,917
TI Automotive.................     681,500           --
Tomkins.......................   1,445,538        3,528
Unilever PLC..................   1,730,793       12,573
United Business Media PLC.....     815,236        5,193
                                             ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK............                  183,592
                                             ----------
    TOTAL STOCKS..............                  930,082
                                             ----------
SHORT TERM INVESTMENTS - 11.34%
American Select Cash Reserve
  Fund........................  55,318,046       55,318
AMR Investments Enhanced Yield
  Business Trust..............  57,040,302       57,040
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS.............                  112,358
                                             ----------
TOTAL INVESTMENTS - 105.19%
  (COST $1,153,405)...........                1,042,440
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS (5.19%)..............                  (51,294)
                                             ----------
TOTAL NET ASSETS - 100%.......               $  991,146
                                             ==========

---------------

Based on the cost of investments of $1,164,657 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $73,421, the aggregate gross unrealized depreciation was $195,638, and the net unrealized depreciation of investments was $122,217.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,441 or 1.66% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
October 31, 2001
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................      12.57%
Consumer Staples............................................       5.97%
Energy......................................................       7.00%
Financials..................................................      23.21%
Health Care.................................................       8.44%
Industrials.................................................      10.51%
Information Technology......................................       4.08%
Materials...................................................       7.54%
Telecommunications Services.................................       7.42%
Utilities...................................................       7.11%
Short-Term Investments......................................      11.34%
Other Liabilities...........................................      (5.19%)
                                                                 ------
          NET ASSETS........................................     100.00%
                                                                 ======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
STOCKS - 94.29%
ARGENTINA - 0.42%
Banco Hipotecario+.......................      10,000    $    32
Telecom Argentina Stet France, ADR+......       9,700         61
                                                         -------
   TOTAL ARGENTINA.......................                     93
                                                         -------
BRAZIL - 9.26%
Ambev Companhia de Bebid+................      73,000         12
Banco Bradesco SA, ADR+..................       4,490         17
Banco Itau SA+...........................   1,043,000         67
BCO Bradesco SA+.........................   4,531,000         17
Brasil Telecom Participacoes, ADR+.......       1,170         33
Brasil Telecom SA+.......................   5,526,551         21
Celular CRT Participacoes SA+............     289,400         40
Cemig Companhia Energy MG+...............  18,376,000        183
Centrais Eletricas Brasileiras, ADR,
 Class B+................................         200          1
Companhia de Bebidas Das America, ADR+...       4,156         68
Companhia Energetica de Minas, ADR+......       3,100         31
Companhia Vale Do Rio Doce, ADR+.........       9,415        197
Electrobras, Preferred+..................   1,206,000         15
Electrobras+.............................     943,000         12
Embraer Empresa Brasileira de, ADR+......       1,154         20
Embratel Participa+......................   3,614,000         10
Embratel Participacoes SA+...............         100         --
Petrol Brasileiros+......................       7,576        146
Petroleo Brasileiro SA, ADR+.............      11,210        224
Petroleo Brasileiro SA Petro, ADR+.......       2,522         48
Sabesp Cia Saneam+.......................   2,580,000        108
Tele Celular Sul+........................   5,980,000          6
Tele Celular Sul Participacoes, ADR+.....       8,250         88
Tele Centro Sul Pa+......................   4,220,000         23
Tele Norte Leste Participacoes SA,
 ADR+....................................       9,500         97
Telecomunicacoes Brasileiras, ADR+.......       7,000        181
Telemig Celular Participacoes+...........   2,737,528          3
Telemig Celular Participacoes, Preferred,
 ADR+....................................         200          5
Telesp Celular Participacoes+............     597,000          1
Telesp Celular Participacoes, Preferred,
 ADR+....................................       1,853          9
Ultrapar Participacoes SA, ADR+..........      11,900         69
Unibanco Uniao de Barncos Brasileiras,
 GDR+....................................       7,939        125
Vale Rio Doce Companhia+.................       3,923         82
Votorantim Celulose e Papel SA, ADR+.....       6,100         89
                                                         -------
   TOTAL BRAZIL..........................                  2,048
                                                         -------
CHILE - 1.17%
Compania de Telecom de Chile, ADR+.......      13,470        139
Enersis SA, ADR+.........................         800         10

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Quinenco SA, ADR+........................      18,100    $   109
                                                         -------
   TOTAL CHILE...........................                    258
                                                         -------
CHINA - 0.77%
Beijing Capital International Airport+...      78,000         19
Beijing Datang Power Generation
 Company+................................      92,000         34
Greencool Technology Holdings Limited+...      78,000         31
Petrochina Company+......................     112,000         21
Petrochina Company Limited, ADR+.........       3,450         65
                                                         -------
   TOTAL CHINA...........................                    170
                                                         -------
CZECH REPUBLIC - 0.05%
Cesky Telecom, AS, GDR+..................       1,400         11
                                                         -------
   TOTAL CZECH REPUBLIC..................                     11
                                                         -------
EGYPT - 1.66%
Commercial International Bank Egypt SAE,
 GDR, 144A (Note A)+.....................      17,200        128
MISR International Bank SAE, GDR, 144A
 (Note A)+...............................      26,563         76
Orascom Construction+....................       8,462         68
Paints and Chemicals Industries Company
 SAE, GDR, 144A (Note A)+................      26,700         25
Suez Cement Company SAE, GDR, 144A (Note
 A)+.....................................       9,169         71
                                                         -------
   TOTAL EGYPT...........................                    368
                                                         -------
HONG KONG - 6.15%
Brilliance China+........................     465,000         93
China Merchants Holdings
 International+..........................      32,000         20
China Mobile Limited+....................      87,000        264
China Mobile Hong Kong Limited, ADR+.....       4,700         72
China National Offshore Oil Company
 Limited+................................      60,000         59
China National Offshore Oil Company
 Limited, ADR+...........................       3,450         68
China Pharmaceutical+....................     507,000         49
Citic Pacific Limited+...................      28,000         57
Denway Motors Limited+...................     180,000         60
Guangshen Railway Company+...............     244,000         40
Hengan International+....................     365,000         82
Qingling Motors Company+.................     499,000         88
Shandong International Power+............     416,000         93
Shanghai Industrial Holdings Limited+....      79,000        133
Travelsky Technology Limited+............      16,000         12
Yanzhou Coal Mining+.....................     106,000         33
Yizheng Chemical Fibre+..................     739,000         91
Zhejiang Expressway+.....................     203,000         47
                                                         -------
   TOTAL HONG KONG.......................                  1,361
                                                         -------
HUNGARY - 2.79%
Egis Gyogyszergyar+......................       1,303         52
Gedeon Richter Limited, GDR+.............         546         29

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31 , 2001
--------------------------------------------------------------------------------

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Magyar Olaj Es Gas+......................       5,454    $    88
Matav RT+................................      58,424        183
Matav RT, ADR+...........................       1,574         24
Mol Magyar Olaj Es Gazipari RT, GDR+.....         118          2
OTP Bank (Reg S GDR)+....................         547         29
OTP Bank RT+.............................       3,143        165
Richter Gedeon Veg+......................         821         45
                                                         -------
   TOTAL HUNGARY.........................                    617
                                                         -------
INDIA - 10.22%
Bajaj Auto Limited, GDR, 144A (Note
 A)+.....................................      20,350        144
BSES Limited, GDR, 144A (Note A)+........       6,550         80
BSES, GDR+...............................       3,000         36
Dr. Reddy's Labs, ADR+...................       4,040        101
Gas Authority of India Limited, GDR+.....       7,150         51
Gas Authority of India Limited, GDR, 144A
 (Note A)+...............................      19,200        137
Grasim Industries Limited, GDR, 144A
 (Note A)+...............................       4,200         25
Gujarat Ambuja Cements Limited, GDR+.....      15,850         49
HDFC Bank Limited+.......................       3,800         58
Hindalco Industries Limited, GDR+........         600          7
ICICI Limited, ADR+......................       8,700         60
Indian Hotels+...........................      10,600         29
Indian Hotels Companies Limited, GDR,
 144A (Note A)+..........................      16,600         71
Infosys Technologies Limited, ADR+.......         444         21
ITC Limited, GDR+........................       7,200        106
Larsen & Toubro, GDR+....................       1,850         13
Mahanagar Telephone Nigam Limited, 144A
 (Note A)+...............................      60,100        349
Mahindra & Mahindra Limited, GDR, 144A
 (Note A)+...............................      56,800         80
Niit+....................................      15,500         57
Ranbaxy Laboratories Limited, GDR+.......       1,500         24
Reliance Industries+.....................       7,905         42
Reliance Industries Limited, GDR, 144A
 (Note A)+...............................       5,350         62
State Bank of India, GDR+................       8,300         67
State Bank of India, GDR, 144A (Note
 A)+.....................................      16,000        129
Tata Engineering, GDR+...................      28,000         46
Tata Engineering and Locomotive Limited,
 GDR, 144A (Note A)+.....................      72,400        121
TATA Tea Limited, GDR+...................       3,500         10
Videsh Sanchar Nigam Limited, ADR, 144A
 (Note A)+...............................      25,625        249
Wipro Limited, ADR+......................       1,575         35
                                                         -------
   TOTAL INDIA...........................                  2,259
                                                         -------
INDONESIA - 1.48%
Astra International+.....................     136,500         23
Hanjaya Mandala Sampoerna+...............     218,000         62

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Indah Kiat Pulp & Paper Corporation+.....   1,018,600    $    10
Indofoods Sukses Makmur+.................   1,019,000         65
Perusahaan Perseroan Indosat, ADR+.......       7,300         58
Perusahaan Telekomunikiasi Industries,
 ADR+....................................      12,650         66
Telekomunikasi+..........................     159,500         43
                                                         -------
   TOTAL INDONESIA.......................                    327
                                                         -------
ISRAEL - 2.91%
Audio Codes Limited+.....................      13,900         37
Bank Hapoalim BM+........................     122,600        238
Ceragon Networks Limited+................         981          2
Check Point Software+....................       1,453         43
ECI Telecom Limited+.....................      31,861         84
Elbit Systems Limited+...................         500         10
Orbotech Ltd+............................       1,006         22
Radvision Limited+.......................       4,283         28
Teva Pharmaceutical Industries Limited,
 ADR+....................................       2,204        136
TTI Team Telecom+........................       2,810         44
                                                         -------
   TOTAL ISRAEL..........................                    644
                                                         -------
KOREA - 15.07%
Cheil Communication+.....................       1,860        165
Cheil Jedang+............................       2,670         75
Hana Bank+...............................       6,120         48
Housing & Commercial Bank, ADR+..........       8,127        105
Humax Company Limited+...................       3,980         69
Hyundai Mobis+...........................       7,900         88
Hyundai Motor Company+...................       7,780        125
Kookmin Bank+............................       3,649         95
Kookmin Bank, GDR, 144A (Note A)+........       5,700         83
Kookmin Credit Card Company Limited+.....       1,270         34
Korea Electric Power Corporation+........      17,790        280
Korea Electric Power Corporation, ADR+...       9,750         85
Korea Fine Chemical Company Limited+.....       2,400         32
Korea Telecom, ADR+......................       9,750        203
Korea Tobacco & Ginseng Corporation, GDR,
 144A (Note A)+..........................       3,300         25
LG Construction Company+.................       6,590         59
LG Electronics, Incorporated+............         970         10
LG Household & Health Care Limited+......       1,110         24
LG Investment & Securities+..............       2,980         19
Pohang Iron and Steel Limited+...........       3,140        216
Pohang Iron and Steel Limited, ADR+......       9,100        156
Samsung Electro-Mech Company+............       2,190         49
Samsung Electronics, 144A (Note A)+......       3,490        468
Samsung Electronics, Preferred+..........         460         26
Samsung Securities Company+..............       1,170         30
Samsung Company+.........................      19,840         89

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31 , 2001
--------------------------------------------------------------------------------

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Shinhan Financial Group+.................      10,690    $    92
Shinsegae Company Limited+...............         200         14
SK Corporation+..........................      27,980        250
SK Telecom+..............................       1,110        210
SK Telecom Limited, ADR+.................       3,900         82
Tongyang Confect+........................         860         15
Yuhan Corporation+.......................         200         10
                                                         -------
   TOTAL KOREA...........................                  3,331
                                                         -------
MALAYSIA - 3.14%
Berjaya Sports+..........................      57,000         74
British American Tobacco+................       6,000         54
Digi.com Berhad+.........................      16,032         18
Gamuda Berhad+...........................      31,000         36
Genting Berhad+..........................      36,100         88
IJM Corporation Berhad+..................       8,000          9
Magnum Corporation Berhad+...............      61,000         31
Malayan Bank BHD+........................      24,000         45
Malaysian Pacific+.......................       4,000         12
Perusahaan Otomobl+......................      10,000         15
Petronas Gas Berhad+.....................      36,850         54
Public Bank BHD+.........................      50,800         30
Resorts World BHD+.......................      14,000         19
Sime Darby Berhad+.......................     106,000        122
Technology Resource Industries BHD+......      45,000         28
Telekom Malaysia+........................      15,000         35
Tenaga Nasional Berhad+..................      11,000         25
                                                         -------
   TOTAL MALAYSIA........................                    695
                                                         -------
MEXICO - 11.25%
America Movil SA Dec V, ADR+.............       9,955        149
Apasco SA+...............................      35,500        154
Banco Latino Americano de
 Exportacions+...........................       4,300        125
Cemex SA, ADR+...........................       2,313         53
Cemex SA, PTG CERT+......................       8,952         41
Consorico Ara SA+........................      44,100         60
Controladora Commercial Mexicana SA+.....      74,300         44
Controladora Commercial Mexicana SA,
 GDR+....................................       2,500         30
Desc SA de CV+...........................     334,400        125
Fomento Economico Mexicano+..............      11,900         37
Fomento Economico Mexicano, ADR+.........       5,470        170
GF BBVA Bancomer+........................      34,200         26
Grupo Aeroportuari+......................       6,300          8
Grupo Aeroportuario, ADR+................       2,600         32
Grupo Carso+.............................       6,800         17
Grupo Continential+......................      55,150         70
Grupo Financiero BBVA Bancomer, ADR+.....       3,900         59
Grupo Industrial Alfa SA+................     142,100        127
Grupo Modelo SA de+......................       3,700          9
Grupo Sanborns SA CV+....................       1,100          1

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Grupo Television SA de CV, ADR+..........       2,788    $    85
Kimberly Clark de Mexico+................     104,800        286
Pepsi Gemex SA de CV, GDR+...............      18,050         92
Telefonos de Mexico SA, ADR+.............      16,608        566
Walmart de Mexico, Series C+.............      49,126        117
Walmart de Mexico, Series V+.............       1,690          4
                                                         -------
   TOTAL MEXICO..........................                  2,487
                                                         -------
PHILIPPINES - 1.52%
Bank of Philippine Island+...............      62,500         49
First Philippine Holding+................      28,400         12
La Tondena Distillers+...................      89,000         41
Manila Electric Company+.................     218,200        138
Philippine Long Distance Telephone
 Company, ADR+...........................       8,900         64
San Miguel Corporation+..................       7,100          6
Universal Robina+........................     330,000         26
                                                         -------
   TOTAL PHILIPPINES.....................                    336
                                                         -------
POLAND - 1.98%
Bank Pekao+..............................       2,971         55
Elektrim+................................         688          3
KGHM Polska Miedz+.......................      47,196        135
Polski Koncern Naftowy SA+...............      22,781        104
Powsechny Bank Kredit+...................       3,351         79
Telekomunikacja PO+......................       2,386          9
Telekomunikacja Polska, GDR+.............      14,753         54
                                                         -------
   TOTAL POLAND..........................                    439
                                                         -------
RUSSIA - 2.89%
JSC MMC Norilsk Nickel, ADR+.............         950         12
Mobile Telesystems, ADR+.................         600         17
RAO Gazprom, ADR+........................       1,800         16
Oil Company Lukoil, ADR+.................       4,476        199
Surgutneftegaz JSC, ADR+.................      15,397        195
Surgutneftegaz JSC, Preferred, ADR+......         110          1
Unified Energy Systems Russia, GDR+......      16,420        161
Vimpel Communication, ADR+...............         500         10
Yukos Corporation, ADR+..................         490         27
                                                         -------
   TOTAL RUSSIA..........................                    638
                                                         -------
SINGAPORE - 0.21%
Mandarin Oriental+.......................     135,000         47
                                                         -------
   TOTAL SINGAPORE.......................                     47
                                                         -------
SOUTH AFRICA - 9.37%
Amalagated Bank of South Africa Group
 Limited+................................      23,800         84
Anglo American PLC+......................       8,626        110
Anglo American+..........................       6,151         79
Anglo American Platinum+.................       2,800         92
Anglogold Limited+.......................         290         10
Anglogold Limited, ADR+..................         430          7

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31 , 2001
--------------------------------------------------------------------------------

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Aveng+...................................      34,400    $    29
Barloworld Limited+......................       8,300         44
Bidvest Group+...........................      10,030         48
Edgars Consolidated Stores+..............      17,000         51
Firstrand, Limited+......................      83,788         68
Foschini Limited+........................      70,609         55
Gold Fields+.............................       2,300         10
Harmony Gold Mining+.....................         800          5
Harmony Gold Mining ADR+.................       1,076          6
Impala Platinum+.........................         821         29
Liberty Group Limited+...................       4,500         26
M Cell+..................................      12,340         20
Metro Cash and Carry+....................     336,785         66
Nampak Limited+..........................     120,000        143
Nedcor Limited+..........................      12,657        180
Old Mutual+..............................     114,000        180
Remgro Limited+..........................       3,030         21
Sage Group Limited+......................      47,861         45
Sanlam Limited+..........................      84,860         79
Sappi+...................................       4,300         40
Sappi Limited, ADR.......................       1,120         10
Sasol Limited+...........................      10,150         89
South African Breweries, GBP+............       8,160         51
South African Breweries, SAR+............      17,900        111
Standard Bank Investment Corporation+....      32,340        106
Steinhoff International Holdings
 Limited+................................      14,300         12
Tiger Brands Limited+....................      18,000        117
Woolworths Holdings+.....................     127,574         50
                                                         -------
   TOTAL SOUTH AFRICA....................                  2,073
                                                         -------
TAIWAN - 8.83%
Accton+..................................      26,000         33
Advanced Semiconductor, ADR+.............      27,963         71
Ambit Microsystems+......................      10,500         42
ASE+.....................................      77,530         39
Asustek Computer, Incorporated+..........       3,250         11
Asustek Computer, Incorporated, GDR, 144A
 (Note A)+...............................      11,200         39
Au Optronics Corporation+................      30,000         14
Bank Sino Pac+...........................      98,501         40
Cathay Life Insurance+...................       3,626          4
China Steel Corporation+.................     150,240         58
China Steel Corporation, GDR+............       2,893         23
China Steel Corporation, ADR, 144A (Note
 A)+.....................................       9,393         74
China Trust Commercial Bank+.............     147,340         75
Compal Electronics, Incorporated+........      45,000         36
Compal Electronics, Incorporated, GDR,
 144A (Note A)+..........................      14,033         58
D Link Corporation+......................      12,000         10
D Link Corporation, GDR, 144A (Note
 A)+.....................................      12,190         48

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Elan Microelectron+......................      92,300    $    83
Faraday Technology+......................       1,800          7
Formosa Chemical & Fiber Company+........      48,800         27
Fubon Insurance Limited+.................       8,000          7
Fubon Insurance Limited, GDR+............       3,600         31
Hon Hai Precision Industries Limited+....       2,400          9
Hon Hai Precision Industries Limited,
 GDR+....................................       9,860         77
Nan Ya Plastics+.........................     203,820        109
Nien Hsing Textile+......................      94,200         54
President Chain Stores+..................      13,800         26
Quanta Computers+........................      16,250         35
Realtek Semiconductor Corporation+.......       7,000         21
Siliconware Precis+......................       7,580          4
Siliconware Precision Industries Limited,
 ADR+....................................       8,403         21
Standard Foods Taiwan Limited, GDR, 144A
 (Note A)+...............................      27,272         24
Sunplus Technology+......................       8,050         16
Taishin International Bank+..............      29,762         11
Taiwan Cellular Corporation+.............      41,000         42
Taiwan Semiconductor Manufacturing
 Company Limited+........................     175,400        310
Taiwan Semiconductor Manufacturing
 Company Limited, ADR+...................      11,920        154
Uni President Enterprises+...............       2,640          1
United Microelectronics Corporation+.....     167,650        138
United Microelectronics Corporation,
 ADR+....................................      12,075         69
                                                         -------
   TOTAL TAIWAN..........................                  1,951
                                                         -------
THAILAND - 1.48%
Advanced Information Services+...........      41,800         39
Bec World+...............................       6,500         27
Delta Electronics, Rights+...............       7,750         30
Hana Microelectronics+...................      27,000         42
PTT Exploration and Production Public
 Company Limited+........................      10,400         23
Saha Union Corporation PLC+..............     103,400         23
Shin Corporation+........................     106,300         37
Thai Farmers Bank+.......................     282,300        106
                                                         -------
   TOTAL THAILAND........................                    327
                                                         -------
TURKEY - 1.67%
AkBank+..................................  11,075,400         22
Akcansa Cimento SA+......................  10,299,600         47
Aksigorta+...............................   1,793,000         11
Anadolu Efes+............................   1,012,592         20
Haci Omer Sabanci+.......................   4,508,000         14
Hurriyet Gazete+.........................  31,079,348         51
Migros Turk Tas+.........................     118,000          7
Netas+...................................     573,620         13

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31 , 2001
--------------------------------------------------------------------------------

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
T Garanti Bankasi+.......................   8,774,999    $     9
Tupras+..................................   2,488,750         16
Turk Ekonomi Bankasi AS, GDR, 144A (Note
 A)+.....................................      19,150         16
Turkcell Iletisim Hizmetleri+............   4,670,994         23
Turkcell Iletisim Hizmetleri, ADR+.......         164          2
Uzel Makina Sanayi AS, ADR, 144A (Note
 A)+.....................................      13,000          6
Vestel Electronic+.......................   9,368,970         16

                                             SHARES       VALUE
                                           -----------   --------
                                           (DOLLARS IN THOUSANDS)
Yapi Kredi Bankasi+......................  53,479,653    $    97
                                                         -------
   TOTAL TURKEY..........................                    370
                                                         -------
   TOTAL STOCKS..........................                 20,850
                                                         -------
SHORT TERM INVESTMENTS - 20.64%
American Select Cash Reserve Fund........   4,563,428      4,563
                                                         -------
   TOTAL SHORT TERM INVESTMENTS..........                  4,563
                                                         -------
   TOTAL INVESTMENTS - 114.93% (COST
     $30,215)............................                 25,413
                                                         -------
LIABILITIES, NET OF OTHER
 ASSETS - (14.93%).......................                 (3,302)
                                                         -------
TOTAL NET ASSETS - 100%..................                $22,111
                                                         =======

---------------

Based on the cost of investments of $34,051 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $479, the aggregate gross unrealized depreciation was $9,117, and the net unrealized depreciation of investments was $8,638.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,588 or 11.70% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt (Argentina, Brazil, Chile, China, Hong Kong,
      Hungary, India, Indonesia, Israel, Korea, Mexico, Philippines, Russia, South Africa, Taiwan, Turkey)
GDR - Global Depository Receipt (Brazil, Czech Republic, Egypt, Hungary, India,
      Korea, Mexico, Poland Russia, Taiwan, Turkey)
+ - Non-income producing

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
EMERGING MARKETS INDUSTRY DIVERSIFICATION
October 31, 2001
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................       9.27%
Consumer Staples............................................       6.56%
Energy......................................................       7.22%
Financials..................................................      15.09%
Health Care.................................................       2.02%
Industrials.................................................      10.98%
Information Technology......................................      10.87%
Materials...................................................      12.45%
Telecommunications Services.................................      12.84%
Utilities...................................................       6.99%
Short-Term Investments......................................      20.64%
Other Liabilities...........................................     (14.93%)
                                                                 ------
         NET ASSETS.........................................     100.00%
                                                                 ======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 24.49%
U.S. TREASURY BONDS - 8.84%
7.50%, Due 11/15/2016.......................................  $     2,225     $  2,834
8.125%, Due 8/15/2019.......................................        1,090        1,489
8.75%, Due 8/15/2020........................................        1,200        1,742
6.875%, Due 8/15/2025.......................................        1,500        1,864
6.25%, Due 5/15/2030........................................        1,320        1,573
5.375% Due 2/15/2031........................................        4,000        4,260
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                    13,762
                                                                              --------
U.S. TREASURY NOTES - 15.65%
5.50%, Due 5/31/2003........................................        2,500        2,625
5.75%, Due 11/15/2005.......................................        5,640        6,139
5.625%, Due 2/15/2006.......................................        1,500        1,631
4.625%, Due 5/15/2006.......................................          160          167
6.625%, Due 5/15/2007.......................................        4,125        4,710
5.75%, Due 8/15/2010........................................        5,705        6,336
5.00%, Due 8/15/2011........................................        2,600        2,751
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                    24,359
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                    38,121
                                                                              --------
U.S. AGENCY OBLIGATIONS - 9.83%
Federal Home Loan Bank, 7.25%, Due 5/15/2003................          500          536
Federal Home Loan Bank, 5.375%, Due 5/15/2006...............        1,500        1,583
Federal Home Loan Mortgage Corporation, 6.25%, Due
  7/15/2004.................................................        1,500        1,619
Federal Home Loan Mortgage Corporation, 5.95%, Due
  1/19/2006.................................................        1,300        1,400
Federal Home Loan Mortgage Corporation, 5.50%, Due
  7/15/2006.................................................          445          474
Federal National Mortgage Association, 6.625%, Due
  9/15/2009.................................................        2,700        3,045
Federal National Mortgage Association, 6.625%, Due
  11/15/2010................................................        5,000        5,655
Federal National Mortgage Association, 7.25%, Due
  5/15/2030.................................................          800          984
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    15,296
                                                                              --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 32.54%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.62%
Gold Pool #G10791, 6.00%, Due 3/1/2013......................          805          835
Gold Pool #E83710, 6.00%, Due 6/1/2016......................        1,631        1,679
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     2,514
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.56%
Pool #439957, 6.00%, Due 11/1/2013..........................          920          951
Pool #323788, 6.50%, Due 6/1/2014...........................          429          447
Pool #323789, 6.00%, Due 6/1/2014...........................        1,134        1,170
Pool #535213, 7.00%, Due 3/1/2015...........................          396          416
Pool #557390, 7.50%, Due 10/1/2015..........................          891          943
Pool #578778, 6.00%, Due 5/1/2016...........................          919          945
Pool #253943, 6.50%, Due 9/1/2016...........................          166          173
Pool #254004, 6.50%, Due 10/1/2016..........................          594          617
Pool #254048, 6.50%, Due 10/1/2016..........................          600          624
Pool #100292, 10.00%, Due 9/1/2018..........................          715          816
Pool #100293, 9.50%, Due 8/1/2029...........................          863          959
Pool #323908, 6.00%, Due 9/1/2029...........................          201          203
Pool #190308, 7.50%, Due 9/1/2030...........................        2,568        2,690
Pool #549511, 6.00%, Due 3/1/2031...........................        1,743        1,765
Pool #602454, 6.50%, Due 9/1/2031...........................        4,746        4,891

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #610645, 6.50%, Due 10/1/2031..........................  $     1,430     $  1,473
TBA 15 yr, 6.00%............................................        1,000        1,028
TBA 30 yr, 7.00%............................................        2,925        3,048
TBA 30 yr, 7.50%............................................        1,000        1,048
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    24,207
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 15.36%
Pool #780085, 11.50%, Due 8/15/2018.........................          455          530
Pool #342480, 7.50%, Due 12/15/2022.........................          321          340
Pool #358211, 7.00%, Due 6/15/2023..........................          362          380
Pool #001429, 7.50%, Due 10/20/2023.........................        1,195        1,261
Pool #351417, 7.00%, Due 1/15/2024..........................          389          408
Pool #354810, 7.50%, Due 4/15/2024..........................          365          386
Pool #404122, 8.00%, Due 7/15/2025..........................          418          448
Pool #405603, 7.00%, Due 4/15/2026..........................          341          357
Pool #426079, 7.50%, Due 5/15/2026..........................          420          443
Pool #430900, 7.50%, Due 7/15/2026..........................          370          390
Pool #780590, 6.50%, Due 2/15/2027..........................        1,403        1,454
Pool #002379, 8.00%, Due 2/20/2027..........................        1,424        1,506
Pool #780570, 7.00%, Due 5/15/2027..........................        2,162        2,261
Pool #002433, 8.00%, Due 5/20/2027..........................          341          360
Pool #780584, 7.00%, Due 6/15/2027..........................          838          876
Pool #002457, 7.50%, Due 7/20/2027..........................          355          372
Pool #780615, 6.50%, Due 8/15/2027..........................        2,242        2,320
Pool #780642, 7.00%, Due 9/15/2027..........................          488          511
Pool #780680, 6.50%, Due 11/15/2027.........................        2,530        2,623
Pool #462680, 7.00%, Due 4/15/2028..........................          403          421
Pool #780777, 7.00%, Due 4/15/2028..........................          959        1,003
Pool #486598, 6.50%, Due 10/15/2028.........................          448          463
Pool #780995, 7.00%, Due 12/15/2028.........................        1,323        1,383
Pool #487057, 6.50%, Due 3/15/2029..........................          424          438
Pool #544639, 7.50%, Due 11/15/2030.........................          170          179
Pool #550382, 7.00%, Due 3/15/2031..........................        1,675        1,749
TBA 30 yr, 7.00%............................................        1,000        1,044
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    23,906
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    50,627
                                                                              --------
CORPORATE OBLIGATIONS - 26.40%
FINANCIAL - 10.64%
Capital One Master TR, 5.30%, Due 6/15/2009.................        1,250        1,303
Citicorp, 7.125%, Due 5/15/2006.............................          300          329
Citigroup, Incorporated,
  6.20%, Due 3/15/2009......................................        1,000        1,055
  7.25%, Due 10/1/2010......................................          700          776
Countrywide Home Loans, Incorporated, 5.50%, Due 8/1/2006...          825          844
DaimlerChrysler North America, 6.90%, Due 9/1/2004..........          500          527
Deere John Capital Corporation, 5.125%, Due 10/19/2006......        1,220        1,227
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003....................................        1,075        1,141
  6.625%, Due 2/15/2005.....................................        1,000        1,048
Ford Motor Credit Company, 6.50%, Due 1/25/2007.............        2,665        2,657
General Motors Acceptance Corporation, 6.15%, Due
  4/5/2007..................................................          650          644
General Motors Acceptance Corporation, 8.00%, Due
  11/1/2031.................................................          930          938

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
International Lease Financial Corporation, 5.80%, Due
  8/15/2007.................................................  $     1,100     $  1,099
PNC Funding Corporation, 7.50%, Due 11/1/2009...............          720          796
Swiss Bank Corporation, 7.375%, Due 7/15/2015...............          500          574
US Bank, NA, 5.70%, Due 12/15/2008..........................          190          195
Washington Mutual Financial Corporation, 6.25%, Due
  5/15/2006.................................................        1,000        1,055
Washington Mutual Financial Corporation, 6.875%, Due
  5/15/2011.................................................          320          340
                                                                              --------
    TOTAL FINANCIAL.........................................                    16,548
                                                                              --------
INDUSTRIAL - 11.57%
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................          500          527
AOL Time Warner, Incorporated,
  6.125%, Due 4/15/2006.....................................        1,000        1,043
  6.85%, Due 1/15/2026......................................        1,140        1,186
AT&T Wireless, 8.75%, Due 3/1/2031..........................          920        1,045
Atlantic Richfield Company,
  9.125%, Due 3/1/2012......................................          500          621
  8.50%, Due 4/1/2012.......................................          400          484
Bellsouth Corporation, 6.00%, Due 10/15/2011................          400          407
Cendant Corporation, 7.75%, Due 12/1/2003...................          500          499
Coca Cola Enterprises, Incorporated, 6.95%, Due
  11/15/2026................................................        1,000        1,060
Conoco, Incorporated, 6.95%, Due 4/15/2029..................          500          504
Corning, Incorporated, 6.85%, Due 3/1/2029..................          225          175
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................        1,000        1,062
International Paper Company, 6.75%, Due 9/1/2011............          360          370
Kroger Company, 7.00%, Due 5/1/2018.........................        1,000        1,030
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009......................................          500          581
  7.20%, Due 5/1/2036.......................................        1,025        1,107
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          500          539
Masco Services Corporation, 6.00%, Due 5/3/2004.............          675          702
Norfolk Southern Corporation, 7.05%, Due 12/14/2009.........          785          839
Philip Morris Companies, Incorporated, 7.50%, Due
  4/1/2004..................................................          500          540
Qwest Capital Funding, Incorporated, 7.90%, Due 8/15/2010,
  144A (Note A).............................................          500          533
Reed Elsevier Capital Incorporated, 6.125%, Due 8/1/2006....          570          593
Sprint Capital Corporation, 6.125%, Due 11/15/2008..........          800          806
Tyson Foods, Incorporated, 6.625%, Due 10/1/2004, 144A (Note
  A)........................................................          465          481
Union Oil of California Corporation, 7.90%, Due 4/18/2008...          200          226
Union Pacific Corporation, 6.625%, Due 2/1/2008.............          500          529
Worldcom, Incorporated, 6.50%, Due 5/15/2004................          500          519
                                                                              --------
    TOTAL INDUSTRIAL........................................                    18,008
                                                                              --------
UTILITIES - 4.19%
Alberta Energy Limited, 7.375%, Due 11/1/2031...............          765          786
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................          500          531
El Paso Energy Corporation, 7.80%, Due 8/1/2031.............          500          516
Entergy Louisiana, Incorporated, 8.50%, Due 6/1/2003........        1,050        1,123
Nisource Finance Corporation,
  7.50%, Due 11/15/2003.....................................        1,075        1,152
  7.875%, Due 11/15/2010, 144A (Note A).....................          475          532
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004.......................................          710          751
  7.10%, Due 3/1/2011.......................................          530          572

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Williams Companies, Incorporated, 7.75%, Due 6/15/2031......  $       550     $    564
                                                                              --------
    TOTAL UTILITIES.........................................                     6,527
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    41,083
                                                                              --------
ASSET-BACKED SECURITIES - 2.09%
Citibank Credit Card Master Trust 1999-7 A, 6.65%, Due
  11/15/2006................................................        2,000        2,167
Discover Card Master Trust 1999-6 A, 6.85%, 7/17/2007.......        1,000        1,089
                                                                              --------
    TOTAL ASSET-BACKED SECURITIES...........................                     3,256
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 29.23%
American Select Cash Reserve Fund...........................   43,408,668       43,409
AMR Investments Enhanced Yield Business Trust...............    2,078,704        2,079
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    45,488
                                                                              --------
    TOTAL INVESTMENTS - 124.58% (COST $188,428).............                   193,871
                                                                              --------
    LIABILITIES, NET OF OTHER ASSETS - (24.58%).............                   (38,252)
                                                                              --------
    TOTAL NET ASSETS - 100%.................................                  $155,619
                                                                              ========

---------------

Based on the cost of investments of $188,443 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $5,461, the unrealized depreciation was $33, and the net unrealized appreciation of investments was $5,428.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,546 or 0.99% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
TBA - To Be Announced

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 8.56%
Federal Home Loan Mortgage Corporation, 6.50%, Due
  11/15/2005................................................  $    3,000      $ 3,289
Federal Home Loan Mortgage Corporation, 5.95%, Due
  1/19/2006.................................................       2,400        2,584
Federal Home Loan Mortgage Corporation, 6.50%, Due
  7/1/2008..................................................       1,547        1,624
                                                                              -------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    7,497
                                                                              -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 12.02%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.03%
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................           5            5
Pool #E44213, 7.00%, Due 1/1/2008...........................       1,684        1,778
                                                                              -------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    1,783
                                                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.99%
Pool #050763, 7.00%, Due 7/1/2008...........................         765          805
Pool #050952, 6.50%, Due 12/1/2008..........................       1,630        1,710
Pool #252448, 5.50%, Due 4/1/2009...........................       1,517        1,570
Pool #313430, 6.50%, Due 3/1/2012...........................       1,908        1,997
Pool #323980, 6.00%, Due 4/1/2014...........................       2,575        2,662
                                                                              -------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    8,744
                                                                              -------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   10,527
                                                                              -------
CORPORATE OBLIGATIONS - 47.57%
FINANCIAL - 20.97%
Aristar, Incorporated, 7.375%, Due 9/1/2004.................       1,000        1,083
Associates Corporation of North America, 5.80%, Due
  4/20/2004.................................................       1,250        1,311
Bank of America Corporation, 6.625%, Due 6/15/2004..........       1,000        1,074
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............       1,000        1,088
EOP Operating Limited Partnership, 6.375%, Due 1/15/2002,
  144A (Note A).............................................       1,000        1,006
First Union Corporation, 6.95%, Due 11/1/2004...............       1,000        1,088
Ford Motor Credit Company,
  8.20%, Due 2/15/2002......................................         500          507
  7.50%, Due 6/15/2003......................................       1,000        1,043
General Motors Acceptance Corporation, 5.48%, Due
  12/16/2002................................................       1,000        1,015
Goldman Sachs Group, 7.125%, Due 3/1/2003, 144A (Note A)....       1,000        1,045
Household Financial Corporation, 6.00%, Due 5/1/2004........       1,025        1,081
Mellon Financial Company, 5.75%, Due 11/15/2003.............       1,500        1,571
Merrill Lynch and Company, Incorporated, 6.00%, Due
  2/12/2003.................................................       1,100        1,140
Morgan Stanley Group, Incorporated, 5.625%, Due 1/20/2004...       1,000        1,041
Sears Roebuck Acceptance Corporation, 6.00%, Due
  3/20/2003.................................................       1,000        1,027
Simon Property Group, Incorporated, 6.625%, Due 6/15/2003,
  144A (Note A).............................................       1,200        1,245
Weingarten Realty Investments, 7.23%, Due 7/18/2002.........       1,000        1,001
                                                                              -------
    TOTAL FINANCIAL.........................................                   18,366
                                                                              -------
INDUSTRIAL - 25.39%
Airtouch Communications, Incorporated, 7.00%, Due
  10/1/2003.................................................       1,000        1,062
Cendant Corporation, 7.75%, Due 12/1/2003...................       1,590        1,588
DaimlerChrysler North America, 6.90%, Due 9/1/2004..........       1,000        1,054
Fort James Corporation, 8.375%, Due 11/15/2001..............       3,000        3,003
Fred Meyer, Incorporated, 7.15%, Due 3/1/2003...............       1,000        1,049
Lockheed Corporation, 6.75%, Due 3/15/2003..................       1,135        1,185
Occidental Petroleum Corporation, 6.75%, Due 11/15/2002.....       2,500        2,573
Pepsico, Incorporated, 4.50%, Due 9/15/2004.................       1,000        1,026
Philip Morris Companies, Incorporated, 7.50%, Due
  4/1/2004..................................................       1,500        1,621
Qwest Capital Funding, Incorporated, 5.875%, Due 8/3/2004...       1,000        1,020
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........       1,000        1,024
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000        1,095
Union Oil Company of California, 6.375%, Due 2/1/2004.......       1,880        1,977
Verizon Communications, 6.50%, Due 4/15/2002................         850          866
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................       1,000        1,063

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
Worldcom, Incorporated, 6.50%, Due 5/15/2004................  $    1,000      $ 1,038
                                                                              -------
    TOTAL INDUSTRIAL........................................                   22,244
                                                                              -------
UTILITY - 1.21%
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................       1,000        1,062
                                                                              -------
    TOTAL UTILITY...........................................                    1,062
                                                                              -------
    TOTAL CORPORATE OBLIGATIONS.............................                   41,672
                                                                              -------
ASSET-BACKED SECURITIES - 28.07%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007......................................       2,395        2,642
Capital Auto Receivables Asset 2001-2 A3, 4.60%, Due
  9/15/2005.................................................       2,435        2,503
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007.................................................       2,000        2,164
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007.................................................       3,000        3,187
Citibank Credit Card Master Trust 1998-3 A, 5.80%, Due
  2/7/2005..................................................       1,500        1,558
Citibank Credit Card Master Trust 1999-7 A, 6.65%, Due
  11/15/2006................................................       2,000        2,167
Countrywide Home Loans 2000-5 2A2, 7.75%, Due 1/25/2003.....         463          470
DaimlerChrysler Auto Trust,
  2000-D A3, 6.66%, Due 1/8/2005............................       1,000        1,046
  2000-B A4, 7.63%, Due 6/8/2005............................       1,000        1,080
Discover Card Master Trust 1999-6 A, 6.85%, Due 7/17/2007...       2,438        2,655
Ford Credit Auto Owner Trust 2000-B A5, 7.07%, 4/15/2004....       2,000        2,087
Green Tree Lease Financial, LLC 1998-1 A4, 5.74%, Due
  1/20/2004.................................................         350          355
Honda Auto Receivables 2001-3 A4, 3.96%, Due 2/19/2007......       1,625        1,641
Residential Funding Securities II, Incorporated 2000-HI4
  AI2, 7.39%, Due 4/25/2011.................................       1,000        1,031
                                                                              -------
    TOTAL ASSET-BACKED SECURITIES...........................                   24,586
                                                                              -------

                                                                SHARES
                                                              ----------
SHORT-TERM INVESTMENTS - 3.74%
American Select Cash Reserve Fund...........................   3,274,281        3,274
                                                                              -------
    TOTAL SHORT-TERM INVESTMENTS............................                    3,274
                                                                              -------
    TOTAL INVESTMENTS - 99.96% (COST $85,670)...............                   87,556
                                                                              -------
    OTHER ASSETS, NET OF LIABILITIES - 0.04%................                       39
                                                                              -------
    TOTAL NET ASSETS - 100%.................................                  $87,595
                                                                              =======

---------------

Based on the cost of investments of $85,670 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $2,211, the unrealized depreciation was $325 and the net unrealized appreciation of investments was $1,886.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,296 or 3.76% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001
--------------------------------------------------------------------------------

                                                                                                                         SHORT-
                                                     LARGE CAP   SMALL CAP   INTERNATIONAL   EMERGING   INTERMEDIATE      TERM
                                         BALANCED      VALUE       VALUE        EQUITY       MARKETS        BOND          BOND
                                         ---------   ---------   ---------   -------------   --------   ------------   ----------
                                                                              (IN THOUSANDS)
ASSETS:
   Investments in securities at
    value*.............................  $756,351    $712,340    $164,774     $1,042,440     $25,413      $193,871      $87,556
   Cash, including foreign currency....         -           -           -          9,445         337             -            -
   Dividends and interest receivable...     4,493         727          90          1,436          31         2,036        1,195
   Reclaims receivable.................         -           -           -            208           -             -            -
   Receivable for variation margin on
    open futures contracts.............        74          37         304             74           -             -
   Receivable for investments sold.....     6,810       3,054         838          2,802         242           744            -
                                         ---------   --------    --------     ----------     -------      --------      -------
      TOTAL ASSETS.....................   767,728     716,158     166,006      1,056,405      26,023       196,651       88,751
                                         ---------   --------    --------     ----------     -------      --------      -------
LIABILITIES:
   Payable for investments purchased...    11,857       3,181         688          1,876          60        12,706        1,120
   Payable upon return of securities
    loaned.............................    57,624      33,186      23,962         60,697       3,729        28,280            -
   Management and investment advisory
    fees payable (Note 2)..............       530         565         241          1,112          72            36           18
   Accrued organization costs..........         -           1           -              1           -             4            1
   Unrealized depreciation on foreign
    currency contracts.................         -           -           -          1,407          44             -            -
   Other liabilities...................        56          50          25            166           7             6           17
                                         ---------   --------    --------     ----------     -------      --------      -------
      TOTAL LIABILITIES................    70,067      36,983      24,916         65,259       3,912        41,032        1,156
                                         ---------   --------    --------     ----------     -------      --------      -------
NET ASSETS APPLICABLE TO INVESTORS'
 BENEFICIAL INTERESTS..................  $697,661    $679,175    $141,090     $  991,146     $22,111      $155,619      $87,595
                                         =========   ========    ========     ==========     =======      ========      =======
* Cost of investments..................  $735,999    $723,299    $169,449     $1,153,405     $30,215      $188,428      $85,670

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
Year ended October 31, 2001
--------------------------------------------------------------------------------

                                                  LARGE CAP   SMALL CAP   INTERNATIONAL    EMERGING     INTERMEDIATE   SHORT-TERM
                                       BALANCED     VALUE       VALUE        EQUITY         MARKETS         BOND          BOND
                                       --------   ---------   ---------   -------------   -----------   ------------   ----------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
   Interest income...................  $19,573    $  1,677     $   641      $   3,323       $    58       $ 6,311        $4,472
   Dividend income (net of foreign
     taxes of $88, $165, $2, $4,527
     and $44 in Balanced, Large Cap
     Value, Small Cap Value,
     International Equity and
     Emerging Markets Portfolios,
     respectively)...................   10,149      16,813       1,620         20,909           591             -             -
   Income derived from commission
     recapture (Note 6)..............       22          67           6            167             -             -             -
   Income derived from securities
     lending, net (Note 5)...........      162         111          53          1,536            24            50            17
                                       -------    --------     -------      ---------       -------       -------        ------
       TOTAL INVESTMENT INCOME.......   29,906      18,668       2,320         25,935           673         6,361         4,489
                                       -------    --------     -------      ---------       -------       -------        ------
EXPENSES:
   Management and investment advisory
     fees (Note 2)...................    2,127       2,326         615          4,236           224           260           173
   Custodian fees....................      226         207           9          1,200            29             8            13
   Professional fees.................       29          29           3             63             3             4             1
   Other expenses....................       41          20          10             46             2            10             -
                                       -------    --------     -------      ---------       -------       -------        ------
       TOTAL EXPENSES................    2,423       2,582         637          5,545           258           282           187
                                       -------    --------     -------      ---------       -------       -------        ------
NET INVESTMENT INCOME................   27,483      16,086       1,683         20,390           415         6,079         4,302
                                       -------    --------     -------      ---------       -------       -------        ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on:
     Investments.....................   26,659      21,298      12,158         27,166        (3,388)        2,416           347
     Foreign currency transactions...        -           -           -        (45,885)         (673)            -             -
     Futures contracts...............  (19,105)    (11,626)     (4,249)       (26,810)            -             -             -
   Change in net unrealized
     appreciation or depreciation of:
     Investments.....................   (7,860)    (36,326)     (3,912)      (208,964)         (455)        5,561         2,619
     Foreign currency contracts and
       translations..................        -           -           -         44,066          (647)            -             -
     Futures contracts...............    1,869      (1,308)      1,540            (77)            -             -             -
                                       -------    --------     -------      ---------       -------       -------        ------
       NET GAIN (LOSS) ON
        INVESTMENTS..................    1,563     (27,962)      5,537       (210,504)       (5,163)        7,977         2,966
                                       -------    --------     -------      ---------       -------       -------        ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...........  $29,046    $(11,876)    $ 7,220      $(190,114)      $(4,748)      $14,056        $7,268
                                       =======    ========     =======      =========       =======       =======        ======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BALANCED             LARGE CAP VALUE         SMALL CAP VALUE
                                                            ----------------------   ----------------------   -------------------
                                                                  YEAR ENDED               YEAR ENDED             YEAR ENDED
                                                                 OCTOBER 31,              OCTOBER 31,             OCTOBER 31,
                                                            ----------------------   ----------------------   -------------------
                                                              2001         2000        2001         2000        2001       2000
                                                            ---------   ----------   ---------   ----------   --------   --------
                                                                                       (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)...........................  $  27,483   $   40,092   $  16,086   $   32,528   $  1,683   $  1,235
   Net realized gain (loss) on investments, futures
    contracts and foreign currency transactions...........      7,554       (4,998)      9,672       15,085      7,909      1,208
   Change in net unrealized appreciation or depreciation
    of investments, futures contracts and foreign currency
    translations..........................................     (5,991)         (68)    (37,634)     (41,854)    (2,372)     6,156
                                                            ---------   ----------   ---------   ----------   --------   --------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS........................................     29,046       35,026     (11,876)       5,759      7,220      8,599
                                                            ---------   ----------   ---------   ----------   --------   --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
   Contributions..........................................     80,447      254,079      64,664      156,932    108,416     34,901
   Withdrawals............................................   (211,339)    (496,854)   (135,294)    (859,324)   (30,012)   (55,048)
                                                            ---------   ----------   ---------   ----------   --------   --------

      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS...   (130,892)    (242,775)    (70,630)    (702,392)    78,404    (20,147)
                                                            ---------   ----------   ---------   ----------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS.....................   (101,846)    (207,749)     82,506     (696,633)    85,624    (11,548)
                                                            ---------   ----------   ---------   ----------   --------   --------
NET ASSETS:
   Beginning of period....................................    799,507    1,007,256     761,681    1,458,314     55,466     67,014
                                                            ---------   ----------   ---------   ----------   --------   --------
   END OF PERIOD..........................................  $ 697,661   $  799,507   $ 679,175   $  761,681   $141,090   $ 55,466
                                                            =========   ==========   =========   ==========   ========   ========
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------------------------------------------------
RATIOS:
   Expenses to average net assets (annualized)............       0.34%        0.33%       0.34%        0.32%      0.60%      0.68%
   Net investment income to average net assets
    (annualized)..........................................       3.80%        4.58%       2.11%        3.10%      1.59%      1.88%
   Portfolio turnover rate (not annualized)...............        122%         121%         60%          58%        93%        63%

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY         EMERGING MARKETS         INTERMEDIATE BOND       SHORT-TERM BOND
    ------------------------   -------------------------   --------------------   -------------------
           YEAR ENDED                         JULY 31,          YEAR ENDED            YEAR ENDED
          OCTOBER 31,          YEAR ENDED        TO            OCTOBER 31,            OCTOBER 31,
    ------------------------   OCTOBER 31,   OCTOBER 31,   --------------------   -------------------
       2001          2000         2001          2000         2001       2000        2001       2000
    -----------   ----------   -----------   -----------   --------   ---------   --------   --------
                                             (IN THOUSANDS)
    $    20,390   $   28,013     $   415       $    (4)    $  6,079   $   6,842   $  4,302   $  4,557
        (45,529)     143,304      (4,061)          (60)       2,416     (12,767)       347     (1,218)
       (164,975)    (117,997)     (1,102)       (3,745)       5,561       8,440      2,619        497
    -----------   ----------     -------       -------     --------   ---------   --------   --------
       (190,114)      53,320      (4,748)       (3,809)      14,056       2,515      7,268      3,836
    -----------   ----------     -------       -------     --------   ---------   --------   --------
      1,048,740    1,485,799      14,219        22,277      144,139      46,108     35,058     16,783
     (1,036,201)  (1,712,523)     (4,622)       (1,206)     (43,311)   (261,316)   (16,817)   (32,884)
    -----------   ----------     -------       -------     --------   ---------   --------   --------

         12,539     (226,724)      9,597        21,071      100,828    (215,208)    18,241    (16,101)
    -----------   ----------     -------       -------     --------   ---------   --------   --------
       (177,575)    (173,404)      4,849        17,262      114,884    (212,693)    25,509    (12,265)
    -----------   ----------     -------       -------     --------   ---------   --------   --------
      1,168,721    1,342,125      17,262             -       40,735     253,428     62,086     74,351
    -----------   ----------     -------       -------     --------   ---------   --------   --------
    $   991,146   $1,168,721     $22,111       $17,262     $155,619   $  40,735   $ 87,595   $ 62,086
    ===========   ==========     =======       =======     ========   =========   ========   ========
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
           0.49%        0.44%       1.48%         1.49%        0.27%       0.30%      0.28%      0.28%
           1.82%        1.93%       1.90%        (0.08)%       5.85%       6.65%      6.28%      6.92%
             36%          45%         95%           23%         164%        102%       104%        89%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Emerging Markets Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio, (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts. In addition, income on the Intermediate Bond Fund is adjusted for amortization of premiums. For

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The International Equity and Emerging Markets Portfolios may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Balanced, Large Cap Value, Small Cap Value, International Equity and Emerging Markets Portfolios may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Small Cap Value, International Equity and Emerging Markets Portfolios may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Deferred Organization Expenses

     Expenses incurred by the Intermediate Bond Portfolio in connection with its organization is being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting policy will not affect the Portfolios' net assets, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Portfolios have not adopted this accounting policy. The Portfolios expect that the impact of the adoption of this accounting policy will not be material to the Financial Statements.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Small Cap Value, International Equity, Emerging Markets and Intermediate Bond Portfolios ("Variable NAV Portfolios") are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced, Large Cap Value, Small Cap Value, International Equity and Emerging Markets Portfolios an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolios. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Portfolio and pays a portion of their fee to the investment advisor hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%     $2,127         $1,404          $  723
Large Cap Value Portfolio..........................  .225%-.70%      2,326          1,562             764
Small Cap Value Portfolio..........................  .50%-.66%         615            509             106
International Equity Portfolio.....................  .25%-.70%       4,236          3,116           1,120
Emerging Markets Portfolio.........................  .80%-1.20%        224            202              22
Intermediate Bond Portfolio........................       .25%         260             --             260

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

     The Manager serves as the sole investment adviser to the Short-Term Bond Portfolio. Pursuant to the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Portfolio.

  Investment in Affiliated Funds

     The Portfolios may invest in the American Select Cash Reserve Fund (the "Reserve Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Reserve Fund are recorded as interest income in the accompanying financial statements and totaled $1,881,775, $1,547,875, $566,591, $3,170,956, $66,614, $333,726 and
$118,033 during the year ended October 31, 2001 for the Balanced, Large Cap Value, Small Cap Value, International Equity, Emerging Markets, Intermediate Bond and Short-Term Bond Portfolios, respectively.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2001, the cost of air transportation was not material to any of the Portfolios. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $20,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2001 (excluding short-term investments) are as follows (in thousands):

                                                    LARGE CAP   SMALL CAP   INTERNATIONAL   EMERGING    INTERMEDIATE   SHORT-TERM
                                        BALANCED      VALUE       VALUE        EQUITY        MARKETS        BOND          BOND
                                        PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        ---------   ---------   ---------   -------------   ---------   ------------   ----------
Purchases.............................  $831,926    $434,797    $160,142      $374,779       $28,745      $266,217      $86,452
Proceeds from sales...................  $948,964    $480,560    $ 86,023      $389,874       $19,162      $163,222      $70,145

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the International Equity and Emerging Markets Portfolios have entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolios bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolios also bear the credit risk if the counterparty fails to perform under the contract. At October 31, 2001, the Portfolios had outstanding forward foreign currency contracts as follows:

INTERNATIONAL EQUITY PORTFOLIO
------------------------------
                                                                     SETTLEMENT             UNREALIZED
CONTRACTS TO DELIVER                                                    DATE       VALUE    GAIN/(LOSS)
--------------------                                                 ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
       823  Canadian Dollar........................................  12/13/2001   $   518     $     3
     6,957  Euro Currency..........................................  12/13/2001     6,247         (87)
   517,000  Japanese Yen...........................................  12/13/2001     4,230         (12)
     1,307  Pound Sterling.........................................  12/13/2001     1,894         (44)
     1,192  Swedish Krona..........................................  12/13/2001       112           0
     1,323  Swiss Franc............................................  12/13/2001       809         (16)
                                                                                  -------     -------
Total contracts to deliver (Receivable amount $13,654).............               $13,810     $  (156)
                                                                                  =======     =======
CONTRACTS TO RECEIVE
--------------------
(AMOUNTS IN THOUSANDS)

     4,000  Australian Dollar......................................  12/13/2001     2,007           1
     5,600  Canadian Dollar........................................  12/13/2001     3,527         (59)
    29,600  Euro Currency..........................................  12/13/2001    26,580        (542)
23,200,000  Japanese Yen...........................................  12/13/2001    18,983        (392)
    11,600  Pound Sterling.........................................  12/13/2001    16,813        (159)
     8,800  Swiss Franc............................................  12/13/2001     5,382         (80)
    16,000  Swedish Krona..........................................  12/13/2001     1,497         (20)
                                                                                  -------     -------
Total contracts to receive (Payable amount $76,039)................               $74,789     $(1,251)
                                                                                  =======     =======

EMERGING MARKETS PORTFOLIO
--------------------------
                                                                     SETTLEMENT             UNREALIZED
CONTRACTS TO DELIVER                                                    DATE       VALUE    GAIN/(LOSS)
--------------------                                                 ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
     6,169  Mexican Peso...........................................     1/18/02   $   653     $   (43)
                                                                                  -------     -------
Total contracts to deliver
(Receivable amount $610)...........................................               $   653     $   (43)
                                                                                  =======     =======
CONTRACTS TO RECEIVE
--------------------
(AMOUNTS IN THOUSANDS)
     2,923  Mexican Peso...........................................     1/18/02   $   310     $    (1)
                                                                                  -------     -------
Total contracts to receive (Payable amount $311)...................               $   310     $    (1)
                                                                                  =======     =======

     The Portfolios may purchase securities with delivery or payment to occur at a later date. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place.

5.   SECURITIES LENDING

     The Portfolios participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolios receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolios also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. At October 31, 2001, the Portfolios had securities on loan as follows:

                                           MARKET VALUE OF
PORTFOLIO                                 SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
---------                                 ------------------   -------------------   ---------------
Balanced................................     $56,296,869           $       --          $57,624,517
Large Cap Value.........................      32,010,923                   --           33,186,160
Small Cap Value.........................      23,118,559                   --           23,961,612
International Equity....................      58,097,794                   --           60,697,405
Emerging Markets........................       3,482,192                   --            3,729,447
Intermediate Bond.......................      28,017,696                   --           28,279,790
Short-Term Bond.........................       1,099,089                   --            1,120,000

     The Custodian for each Portfolio invested the cash collateral in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds").

     The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
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7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at October 31, 2001 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
BALANCED PORTFOLIO:
  S&P 500 Index.........................................  Dec. 2001       181      $47,996,675     $1,441,925
LARGE CAP VALUE PORTFOLIO:
  S&P 500 Index.........................................  Dec. 2001        77       20,418,475        307,875
SMALL CAP VALUE PORTFOLIO:
  Russell 2000 Index....................................  Dec. 2001        77       16,503,025      1,379,675
INTERNATIONAL EQUITY PORTFOLIO:
  France CAC 40 Index...................................  Dec. 2001       213        8,371,332        100,126
  Germany DAX Index.....................................  Dec. 2001        55        5,670,299        (64,704)
  UK FTSE 100 Index.....................................  Dec. 2001       233       17,061,194       (175,192)
  Hang Seng Index.......................................  Dec. 2001        21        1,350,596        (23,981)
  Italy MIB 30 Index....................................  Dec. 2001        24        3,335,147          9,741
  Japan Nikkei 300 Index................................  Dec. 2001       620       10,560,842        539,398
  Tokyo FE TOPIX Index..................................  Dec. 2001       123       10,616,354       (226,175)
  Spain IBEX 35 Index...................................  Nov. 2001        33        2,318,252        (14,835)
  Sweden OMX Index......................................  Nov. 2001       317        2,213,602        (62,404)
  Canada S&PCDA 60 Index................................  Dec. 2001        99        4,965,599        (80,159)
  Australia SPI Index...................................  Dec. 2001        57        2,330,457         19,250
                                                                                   -----------     ----------
TOTAL INTERNATIONAL EQUITY..............................                           $68,793,674     $   21,065
                                                                                   ===========     ==========

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AMERICAN AADVANTAGE FUNDS
PRIVACY POLICY
(Unaudited)
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     The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         [GRAPHIC]                                                    [GRAPHIC]
                         BY E-MAIL:                                                ON THE INTERNET:
              american aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

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                         [GRAPHIC]                                                    [GRAPHIC]
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 658-5811                                        P.O. Box 619003, MD 5645
                       AMR Class(SM)                                          DFW Airport, TX 75261-9003
                    Call (800) 433-2434
                     PlanAhead Class(R)
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas          Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

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American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.

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